UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-23101

American Funds Strategic Bond Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Becky L. Park

American Funds Strategic Bond Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Funds® Strategic Bond Fund Annual report for the year ended December 31, 2023

Our distinctive
approach relies
on flexibility in the
pursuit of enhanced
long-term results

The Securities and Exchange Commission has adopted new regulations that will change the content and design of annual and semi-annual shareholder reports beginning in July 2024. Certain types of information, including investment portfolio and financial statements, will not be included in the shareholder reports but will be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR.

If you would like to receive shareholder reports and other communications from the fund electronically, you may update your mailing preferences with your financial intermediary or enroll in e-delivery at capitalgroup.com (for accounts held directly with the fund).

American Funds Strategic Bond Fund seeks to provide maximum total return consistent with the preservation of capital.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For over 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class F-2 shares. Class A share results are shown at net asset value unless otherwise indicated. If a sales charge (maximum 3.75%) had been deducted from Class A shares, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Refer to page 4 for Class A share results with relevant sales charges deducted. For other share class results, visit capitalgroup.com and americanfundsretirement.com.

The total annual fund operating expense ratios are 0.42% for Class F-2 shares and 0.72% for Class A shares as of the prospectus dated March 1, 2024 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com for more information.

The fund’s 30-day yield as of December 31, 2023, was 5.06% for Class F-2 shares and 4.58% for Class A shares, calculated in accordance with the U.S. Securities and Exchange Commission formula. The Class A share result reflects the 3.75% maximum sales charge.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than higher rated bonds. Investing outside the United States involves additional risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a $10,000 investment

5	Investment portfolio

41	Financial statements

71	Board of trustees and other officers

Fellow investors:

Bond markets experienced a volatile year in 2023, as inflation’s downward trend firmed, leading some central banks to begin the pivot away from interest rate hikes. Fixed income returns were challenged in earlier quarters, but benefited late in the year as yields began to drift down. For the 12 months ended December 31, American Funds Strategic Bond Fund F-2 share class returned 1.82%.

By comparison, the unmanaged Bloomberg U.S. Aggregate Index, the core bond benchmark, returned 5.53%. The fund’s peer group, the Lipper Core Plus Bond Funds Average, returned 6.04%.

During the 12-month period, the fund paid distributions totaling 30 cents a share. This resulted in an income return of 3.20% for those investors who reinvested dividends and 3.16% for those who took them in cash.

Bond market overview

Last year was characterized by intense volatility as the market seesawed in response to murky readings on the path of inflation, Federal Reserve policy changes and the health of the U.S. economy. Early in the year, many investors hoped that declining inflation could pave the way for a more accommodative Fed. Markets were also on watch for a potential recession and signs of strain from higher interest rates. In March, those fears appeared to manifest with the collapse of Silicon Valley Bank. Yields plunged on fears of a broader downturn, but the fallout was brief as regulators moved swiftly to seize the lender and limit contagion and panic.

Not only did a downturn fail to materialize, but the U.S. economy came surging back with GDP growth reaching nearly 5% in the third quarter. “Surprisingly resilient” was a phrase that came to characterize everything from the state of the labor market to consumer spending and the U.S. economy at large. Against this backdrop, the Fed raised the federal funds rate a full percentage point over the year, bringing the policy rate target range to a nearly 22-year high of 5.25%-5.5%. The Fed implemented what may be its final rate hike of the cycle in July after seeing adequate signs of a disinflationary trend in pricing data. Still, relief for bondholders was short-lived. In September the Fed revised its policy rate projection, suggesting interest rates would fall more slowly in future years

Results at a glance

For periods ended December 31, 2023, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	3 years	5 years	Lifetime (since 3/18/16)

American Funds Strategic Bond Fund (Class F-2 shares)	1.82%	–4.04%	2.50%	2.37%
American Funds Strategic Bond Fund (Class A shares)	1.52	–4.32	2.21	2.11
Bloomberg U.S. Aggregate Index*	5.53	–3.31	1.10	1.19
Lipper Core Plus Bond Funds Average†	6.04	–3.21	1.56	1.66

Past results are not predictive of results in future periods.

*	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market. The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
†	Source: Refinitiv Lipper. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic and averages may have few funds, especially over longer periods. For the number of funds included in the Lipper category for each fund’s lifetime, please refer to the Quarterly Statistical Update, available on our website.

American Funds Strategic Bond Fund	1

than previously indicated, and a narrative of “higher for longer” came to dominate markets.

Inflation, which peaked at 9.1% in June 2022 and started the year at 6.4%, dropped to 3.4% by December — not far from the Fed’s 2% target. In December, the Fed reversed course on its elevated rate projections and provided its clearest indication yet that it was done hiking rates. The move caught the market by surprise and ignited a rally that drove down yields and lifted bond returns. The 10-year U.S. Treasury yield finished 2023 at 3.88%, exactly where it started the year and down from an October high of near 5%. The yield curve has been inverted — meaning shorter term bond yields are higher than longer term bond yields — since 2022. On the shorter end of the curve, two-year U.S. Treasuries ended the year at 4.25%, down from 4.43% at its start and after an October high of 5.22%.

Over the course of the year, the potential for the Fed to engineer a “soft landing,” an outcome where rate cuts quell inflation without triggering a recession, went from a slim possibility to a feasible outcome. However, the economy showed some signs of weakening in the fourth quarter.

The annual return for the Bloomberg U.S. Aggregate Index (the “benchmark”) reached 5.53%, a stark reversal from a loss of –13.01% in 2022. The Bloomberg Global Aggregate Index1 recorded a 5.72% return in 2023.

As economic growth surprised to the upside, the Bloomberg U.S. Corporate Investment Grade Index 2 gained of 8.52%, with their risk premium relative to Treasuries (or “spread”) tightening 31 basis points. High-yield corporates did even better, with the Bloomberg U.S. Corporate High Yield Index 3 returning 13.44% as spreads tightened by 146 basis points. Emerging markets debt also saw double-digit returns, with local currency bonds outpacing dollar-denominated bonds via returns of 10.45% on the JPM EMBI Global Diversified 4 and 14.02% on the JPM GBI-EM Global Diversified 5.

The Bloomberg U.S. Mortgage Backed Securities Index 6 posted a gain of 5.05%, with the sector bouncing back in the fourth quarter after being hampered by heightened interest rate volatility. With inflation falling, the Bloomberg U.S. Treasury Inflation-Protected Securities7 Index posted a weaker relative return of 3.90%.

Inside the portfolio

As 2023 began, like many economists and financial analysts, managers anticipated a strong likelihood that the U.S. economy could be in or near a recession by year-end. We positioned American Funds Strategic Bond Fund accordingly within its distinctive core-plus approach that strives to provide diversification from equity volatility. That included investments focused on interest rate and credit strategies, consisting largely of high-quality assets such as U.S. Treasuries and investment-grade bonds.

Seeking to protect investors from risks managers sensed, we implemented a conservative stance as the year began. We held a high conviction regarding how rates were likely to shift across the Treasury yield curve. Sharp interest rate hikes and other factors led shorter term bond yields to rise by more than longer term bond yields in 2022. That led to 2023 starting with an inverted yield curve, where short-term bond yields exceed long-term bond yields. Historically, this is a harbinger of recession and a temporary phenomenon that reverses as that recession nears. Anticipating that inflation was waning and recession could be nearing, we believed the curve would steepen — meaning shorter term bond yields would fall relative to longer term bond yields. Although inflation did continue to decline throughout the year, a recession never materialized. Thus, rather than cuts, the Fed surprised markets by continuing to hike interest rates through mid-year. Therefore, while the curve did steepen modestly late in the year, the broader thesis did not play out and negatively impacted returns relative to the fund’s benchmark index.

From a broader interest rate strategy perspective, the fund was also positioned to benefit from yields drifting down early

Past results are not predictive of results in future periods.

[1]	Bloomberg Global Aggregate Index represents the global investment-grade fixed income markets.
[2]	Bloomberg U.S. Corporate Investment Grade Index represents the universe of investment-grade, publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements.
[3]	Bloomberg U.S. Corporate High Yield Index covers the universe of fixed-rate, non-investment-grade debt.
[4]	J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified: The J.P. Morgan Emerging Market Bond Index (EMBI) Global Diversified is a uniquely weighted emerging market debt benchmark that tracks total returns for U.S. dollar-denominated bonds issued by emerging market sovereign and quasi-sovereign entities.
[5]	J.P. Morgan Government Bond Index - Emerging Markets (GBI-EM) Global Diversified: JP Morgan Government Bond Index – Emerging Markets Global Diversified covers the universe of regularly traded, liquid fixed-rate, domestic currency emerging market government bonds to which international investors can gain exposure.
[6]	Bloomberg U.S. Mortgage Backed Securities Index is a market-value-weighted index that covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).
[7]	Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index consists of investment-grade, fixed-rate, publicly placed, dollar-denominated and non-convertible inflation-protected securities issued by the U.S. Treasury that have at least one year remaining to maturity, and have at least $250 million par amount outstanding.

2	American Funds Strategic Bond Fund

in the year, as regional bank turmoil temporarily gripped markets. At that time the portfolio had more exposure to short-term interest rates than the index, which provided a lift to returns. However, the economic impact of those bank sector troubles was more modest than anticipated so that interest rate exposure proved a drag on results as yields continued to climb in the middle part of the year.

The fund’s credit exposure also expressed managers’ conservative stance. It maintained an exposure to corporate bonds less than that of its benchmark index throughout the year. However, as the U.S. economy’s resilience came into focus, those sectors flourished. Their robust returns, driven by both strong yields and tightening spreads, led the conservative position to detract from fund results relative to the benchmark. Good security selection in the industrial and banking sectors helped to staunch some of those losses.

The portfolio also held a position in Treasury Inflation-Protected Securities (TIPS), to serve as a hedge to its broadly cautious positioning. Had the economy avoided recession, managers expected inflation to also persist at higher levels. However, growth was maintained alongside falling inflation. As TIPS returns lagged those of other bond sectors, the portfolio holding also slightly hurt relative results.

In terms of non-U.S. investments, emerging markets debt was a bright spot. Holding a greater allocation than the benchmark led to a positive relative contribution as the sector’s returns came in strong. However, an investment in Japanese yen over-shadowed that positive impact. Managers believed the currency would gain value in an economic slowdown. Instead, it lost value relative to the benchmark alongside sustained economic growth.

Throughout the course of the year, managers utilized interest rate and credit default swaps to execute their investment convictions more efficiently. The results for interest rate swaps and futures were mixed over the period. Credit default swaps, however, were a notable detractor, in a year when corporate bonds outpaced most other sectors.

Looking ahead

As 2024 begins, we are seeing some clear economic weakness. One example is commercial real estate fundamentals, especially in multifamily properties. Apartment rent growth is roughly flat entering the year as apartment supply has hit its highest level since 1987. The Conference Board’s leading economic indicators have also worsened, with new manufacturing orders, permit requests for residential real estate, consumer expectations for business and some others pointing negative.

As the economy potentially slows, however, spreads to Treasuries look even tighter across many bond sectors than at the start of 2023. For example, investment-grade corporate spreads have tightened to 99 from 130 basis points. Similarly, high-yield corporate spreads have narrowed to 323 from 469 basis points. These are very tight levels on a historical basis. This means that investors aren’t being compensated much for taking risk at a time when economic indicators increasingly suggest softening. For this reason, managers remain cautious on credit and related sectors, as current valuations appear expensive.

Because inflation’s decline appears to be a sustained trend, markets have begun pricing in Fed rate cuts for 2024, alongside the Fed’s own projections of lower rates by year end. These cuts seem plausible even if the economy doesn’t enter recession, due to falling inflation. The Fed wants to keep its real policy rate — which subtracts inflation from its nominal rate — steady. If inflation slides down to the Fed’s 2% target, that will likely require several maintenance rate cuts. We anticipate that the Fed’s target could be hit even earlier than it projects, possibly as soon as this summer, based on our analyst research.

Recession is another possibility. If the U.S. economy begins to contract, the central bank may seek to cut rates even more aggressively to support economic stability. Those cuts could surpass the 150 basis points or so that the market is currently pricing in for 2024. A recession would also serve as a headwind to credit sector returns.

For these reasons, managers maintain the view that the yield curve is likely to steepen and are positioned along the yield curve accordingly. We believe that, whether due to maintenance cuts or deeper cuts driven by recession, shorter term yields should begin to fall in time. This would normalize the yield curve, pushing those shorter term bond yields lower than longer term bond yields. The portfolio expresses this view through more exposure to short-term bond yields relative to long-term bond yields.

Sensing growing risk last year, American Funds Strategic Bond Fund sought to protect investors and provide diversification from potential equity market turmoil. While the market turned out differently than expected, managers today see stronger reasons, from weakening economic indicators to very tight credit spreads, to maintain a cautious stance. As the market cycles through ups and downs, we will continue to pursue excess returns predominately through investments in high-quality bonds that seek to anchor a portfolio. Our management team values your trust and support.

Cordially,

Ritchie R. Tuazon
President

February 8, 2024

For current information about the fund, visit capitalgroup.com.

American Funds Strategic Bond Fund	3

The value of a $10,000 investment

How a hypothetical $10,000 investment has fared (for the period March 18, 2016, to December 31, 2023, with distributions reinvested).

Fund results shown are for Class F-2 and Class A shares. Class A share results reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment. Thus, the net amount invested was $9,625.1 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $500,000 or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	Source: Refinitiv Lipper. Results of the Lipper Core Plus Bond Funds Average do not reflect any sales charges. Lipper categories are dynamic and averages may have few funds, especially over longer periods. For the number of funds included in the Lipper category for each fund’s lifetime, please refer to the Quarterly Statistical Update, available on our website.
[3]	Source: Bloomberg Index Services Ltd. The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended December 31, 2023)

	1 year	5 years	Lifetime (since 3/18/16)

Class F-2 shares	1.82%	2.50%	2.37%
Class A shares*	–2.32	1.44	1.61

*	Assumes payment of the maximum 3.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com for more information.

4	American Funds Strategic Bond Fund

Investment portfolio December 31, 2023

Portfolio by type of security	Percent of net assets

Portfolio quality summary*	Percent of net assets
U.S. Treasury and agency†	17.13%
AAA/Aaa	32.37
AA/Aa	5.72
A/A	10.37
BBB/Baa	13.57
Below investment grade	11.67
Unrated	.78
Short-term securities & other assets less liabilities	8.39

*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor’s, Moody’s and/or Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. Securities in the “unrated” category (above) have not been rated by a rating agency; however, the investment adviser performs its own credit analysis and assigns comparable ratings that are used for compliance with the fund’s investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.
†	These securities are guaranteed by the full faith and credit of the U.S. government.

Bonds, notes & other debt instruments 90.83%	Principal amount (000)		Value (000)
Mortgage-backed obligations 34.30%
Federal agency mortgage-backed obligations 28.49%
Fannie Mae Pool #FS5372 3.50% 7/1/2049[1]	USD	196,922	$183,857
Fannie Mae Pool #CA7052 3.00% 9/1/2050[1]		2,874	2,563
Fannie Mae Pool #CA7737 2.50% 11/1/2050[1]		41,924	35,810
Fannie Mae Pool #MA4237 2.00% 1/1/2051[1]		28,532	23,471
Fannie Mae Pool #BR2666 2.00% 2/1/2051[1]		8,677	7,221
Fannie Mae Pool #MA4282 2.50% 3/1/2051[1]		7,335	6,277
Fannie Mae Pool #MA4306 2.50% 4/1/2051[1]		29,324	25,111
Fannie Mae Pool #CB0046 3.00% 4/1/2051[1]		136,061	120,704
Fannie Mae Pool #CB0191 3.00% 4/1/2051[1]		45,059	40,248
Fannie Mae Pool #CB0193 3.00% 4/1/2051[1]		5,420	4,838
Fannie Mae Pool #FM7803 2.00% 6/1/2051[1]		11,268	9,378
Fannie Mae Pool #FM7909 3.00% 6/1/2051[1]		4,236	3,781
Fannie Mae Pool #FM9068 2.50% 10/1/2051[1]		10,300	8,811
Fannie Mae Pool #FS4628 3.00% 10/1/2051[1]		7,730	6,900
Fannie Mae Pool #BT9483 2.50% 12/1/2051[1]		1,071	923
Fannie Mae Pool #BT9510 2.50% 12/1/2051[1]		1,067	920
Fannie Mae Pool #CB2319 2.50% 12/1/2051[1]		1,054	908
Fannie Mae Pool #CB2372 2.50% 12/1/2051[1]		516	444
Fannie Mae Pool #BT8154 4.00% 5/1/2052[1]		6,528	6,175
Fannie Mae Pool #CB4118 4.00% 7/1/2052[1]		4,990	4,722
Fannie Mae Pool #FS2654 4.00% 8/1/2052[1]		11,994	11,350
Fannie Mae Pool #CB4384 4.50% 8/1/2052[1]		227,779	221,763
Fannie Mae Pool #CB4548 4.00% 9/1/2052[1]		9,170	8,676
Fannie Mae Pool #BW1192 4.50% 9/1/2052[1]		26,139	25,357

American Funds Strategic Bond Fund	5

Bonds, notes & other debt instruments (continued)	Principal amount (000)			Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #BV8052 4.50% 9/1/2052[1]	USD	13,849		$13,434
Fannie Mae Pool #BW7702 4.50% 9/1/2052[1]		—	[2]	—	[2]
Fannie Mae Pool #CB4851 4.50% 10/1/2052[1]		233,314		226,325
Fannie Mae Pool #CB4801 4.50% 10/1/2052[1]		180,337		174,936
Fannie Mae Pool #MA4785 5.00% 10/1/2052[1]		176,235		174,647
Fannie Mae Pool #FS5994 5.00% 10/1/2052[1]		146,798		145,477
Fannie Mae Pool #FS5554 4.50% 11/1/2052[1]		27,540		26,715
Fannie Mae Pool #BV7577 4.50% 11/1/2052[1]		22,020		21,361
Fannie Mae Pool #BW5065 5.00% 1/1/2053[1]		6,180		6,122
Fannie Mae Pool #CB5633 4.50% 2/1/2053[1]		128,593		124,741
Fannie Mae Pool #BX5114 5.00% 2/1/2053[1]		60,915		60,335
Fannie Mae Pool #BW1849 5.00% 2/1/2053[1]		1,670		1,655
Fannie Mae Pool #BX6074 5.00% 3/1/2053[1]		84,015		83,216
Fannie Mae Pool #FS4142 5.00% 3/1/2053[1]		73,863		73,198
Fannie Mae Pool #MA4993 4.00% 4/1/2053[1]		5,588		5,286
Fannie Mae Pool #CB6303 4.50% 5/1/2053[1]		10,980		10,649
Fannie Mae Pool #FS4563 5.00% 5/1/2053[1]		4,776		4,731
Fannie Mae Pool #MA5054 4.00% 6/1/2053[1]		6,115		5,785
Fannie Mae Pool #MA5038 5.00% 6/1/2053[1]		200,001		197,941
Fannie Mae Pool #CB6485 6.00% 6/1/2053[1]		78		79
Fannie Mae Pool #CB6486 6.00% 6/1/2053[1]		48		49
Fannie Mae Pool #CB6465 6.00% 6/1/2053[1]		35		35
Fannie Mae Pool #MA5070 4.50% 7/1/2053[1]		67,101		65,080
Fannie Mae Pool #MA5071 5.00% 7/1/2053[1]		22,391		22,157
Fannie Mae Pool #MA5105 4.50% 8/1/2053[1]		20,905		20,275
Fannie Mae Pool #MA5135 4.00% 9/1/2053[1]		120,089		113,572
Fannie Mae Pool #CB7076 4.00% 9/1/2053[1]		72,274		68,369
Fannie Mae Pool #CB7075 4.00% 9/1/2053[1]		59,770		56,530
Fannie Mae Pool #MA5136 4.50% 9/1/2053[1]		16,505		16,008
Fannie Mae Pool #MA5177 4.00% 10/1/2053[1]		131,448		124,314
Fannie Mae Pool #MA5216 6.00% 12/1/2053[1]		138,997		141,165
Fannie Mae Pool #MA5218 7.00% 12/1/2053[1]		12,493		12,894
Freddie Mac Pool #RA3384 3.00% 8/1/2050[1]		3,107		2,775
Freddie Mac Pool #QB8605 2.00% 2/1/2051[1]		9,287		7,725
Freddie Mac Pool #SD0644 2.50% 7/1/2051[1]		13,119		11,223
Freddie Mac Pool #SD7545 2.50% 9/1/2051[1]		967		835
Freddie Mac Pool #SD2880 3.00% 10/1/2051[1]		15,485		13,816
Freddie Mac Pool #SD7554 2.50% 4/1/2052[1]		518		447
Freddie Mac Pool #SD1502 4.00% 7/1/2052[1]		19,623		18,570
Freddie Mac Pool #QE8579 4.50% 8/1/2052[1]		7,038		6,828
Freddie Mac Pool #SD8244 4.00% 9/1/2052[1]		125,981		119,206
Freddie Mac Pool #QF0212 4.50% 9/1/2052[1]		32,169		31,205
Freddie Mac Pool #QF0213 4.50% 9/1/2052[1]		18,481		17,928
Freddie Mac Pool #QE9497 4.50% 9/1/2052[1]		8,029		7,788
Freddie Mac Pool #SD1608 4.50% 9/1/2052[1]		4,771		4,628
Freddie Mac Pool #SD2079 4.00% 10/1/2052[1]		10,929		10,342
Freddie Mac Pool #QF1236 4.50% 10/1/2052[1]		46,880		45,476
Freddie Mac Pool #SD2465 4.50% 10/1/2052[1]		3,172		3,077
Freddie Mac Pool #SD2066 4.00% 12/1/2052[1]		3,682		3,484
Freddie Mac Pool #SD8276 5.00% 12/1/2052[1]		37,690		37,316
Freddie Mac Pool #SD8288 5.00% 1/1/2053[1]		109,173		108,089
Freddie Mac Pool #QF5426 5.00% 1/1/2053[1]		9,540		9,454
Freddie Mac Pool #QF7590 5.00% 2/1/2053[1]		15,994		15,844
Freddie Mac Pool #QF8385 5.00% 2/1/2053[1]		2,645		2,620
Freddie Mac Pool #QF9074 5.00% 2/1/2053[1]		1,002		993
Freddie Mac Pool #SD2515 5.00% 3/1/2053[1]		98,366		97,441
Freddie Mac Pool #QF8705 5.00% 3/1/2053[1]		23,132		22,918
Freddie Mac Pool #SD2716 5.00% 4/1/2053[1]		7,737		7,666
Freddie Mac Pool #SD8315 5.00% 4/1/2053[1]		203		201
Freddie Mac Pool #SD8321 4.00% 5/1/2053[1]		130,995		123,923
Freddie Mac Pool #RA8647 4.50% 5/1/2053[1]		3,253		3,156
Freddie Mac Pool #SD8338 4.00% 6/1/2053[1]		80,699		76,330
Freddie Mac Pool #SD8329 5.00% 6/1/2053[1]		2,491		2,465
Freddie Mac Pool #RA9279 6.00% 6/1/2053[1]		481		491
Freddie Mac Pool #RA9283 6.00% 6/1/2053[1]		452		460
Freddie Mac Pool #RA9281 6.00% 6/1/2053[1]		296		301
Freddie Mac Pool #RA9284 6.00% 6/1/2053[1]		208		215

6	American Funds Strategic Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #SD8341 5.00% 7/1/2053[1]	USD	32,127	$31,791
Freddie Mac Pool #SD8375 4.00% 9/1/2053[1]		78,405	74,149
Freddie Mac Pool #SD8360 4.50% 9/1/2053[1]		24,577	23,837
Freddie Mac Pool #SD8384 6.00% 12/1/2053[1]		49,148	49,914
Freddie Mac Pool #SD8386 7.00% 12/1/2053[1]		34,509	35,617
FREMF Mortgage Trust, Series K-142, Class A2, 2.40% 3/25/2032[1]		24,762	21,371
Government National Mortgage Assn. 4.00% 1/1/2054[1,3]		120,340	114,906
Government National Mortgage Assn. Pool #MA7881 2.50% 2/20/2052[1]		7,496	6,556
Government National Mortgage Assn. Pool #MA7987 2.50% 4/20/2052[1]		7,970	6,971
Government National Mortgage Assn. Pool #MA8346 4.00% 10/20/2052[1]		959	915
Government National Mortgage Assn. Pool #MA8426 4.00% 11/20/2052[1]		41,170	39,299
Uniform Mortgage-Backed Security 2.00% 1/1/2054[1,3]		228,045	186,427
Uniform Mortgage-Backed Security 2.50% 1/1/2054[1,3]		56,073	47,710
Uniform Mortgage-Backed Security 3.00% 1/1/2054[1,3]		245,874	217,531
Uniform Mortgage-Backed Security 3.50% 1/1/2054[1,3]		12,092	11,094
Uniform Mortgage-Backed Security 4.00% 1/1/2054[1,3]		76,820	72,664
Uniform Mortgage-Backed Security 5.00% 1/1/2054[1,3]		154,976	153,341
Uniform Mortgage-Backed Security 6.00% 1/1/2054[1,3]		3,580	3,635
Uniform Mortgage-Backed Security 6.50% 1/1/2054[1,3]		9,966	10,214
Uniform Mortgage-Backed Security 7.00% 1/1/2054[1,3]		145,868	150,478
Uniform Mortgage-Backed Security 2.50% 2/1/2054[1,3]		81,800	69,690
Uniform Mortgage-Backed Security 3.50% 2/1/2054[1,3]		97,908	89,922
Uniform Mortgage-Backed Security 6.00% 2/1/2054[1,3]		2,000	2,031
Uniform Mortgage-Backed Security 6.50% 2/1/2054[1,3]		153,034	156,818
			5,149,406

Commercial mortgage-backed securities 4.07%
3650R Commercial Mortgage Trust, Series 2022-PF2, Class A5, 5.29% 11/15/2055[1,4]		17,059	17,294
3650R Commercial Mortgage Trust, Series 2022-PF2, Class B, 5.29% 11/15/2055[1,4]		3,591	3,173
3650R Commercial Mortgage Trust, Series 2022-PF2, Class AS, 5.29% 11/15/2055[1,4]		2,000	1,877
Arbor Multi Family Mortgage Securities Trust, Series 2020-MF1, Class B, 3.599% 5/15/2053[1,4]		1,500	1,299
Arbor Multi Family Mortgage Securities Trust, Series 2021-MF3, Class B, 2.511% 10/15/2054[1,5]		375	286
Banc of America Commercial Mortgage, Inc., Series 2016-UB10, Class C, 4.825% 7/15/2049[1,4]		2,500	2,174
Bank Commercial Mortgage Trust, Series 2023-5YR2, Class AS, 7.14% 6/15/2028[1,4]		2,910	3,038
Bank Commercial Mortgage Trust, Series 2023-5YR2, Class C, 7.164% 7/15/2028[1,4]		2,288	2,191
Bank Commercial Mortgage Trust, Series 2021-BN35, Class B, 2.528% 8/15/2031[1,4]		5,000	3,626
Bank Commercial Mortgage Trust, Series 2022-BNK44, Class C, 5.745% 11/15/2032[1,4]		2,000	1,680
Bank Commercial Mortgage Trust, Series 2022-BNK44, Class B, 5.745% 11/15/2032[1,4]		1,111	1,046
Bank Commercial Mortgage Trust, Series 2019-BN23, Class C, 3.505% 12/15/2052[1,4]		2,994	2,222
Bank Commercial Mortgage Trust, Series 2022-BNK39, Class A4, 2.928% 2/15/2055[1,4]		86	74
Bank Commercial Mortgage Trust, Series 2022-BNK43, Class B, 5.153% 8/15/2055[1,4]		1,750	1,518
Bank Commercial Mortgage Trust, Series 2023-BNK45, Class B, 6.148% 2/15/2056[1,4]		1,873	1,902
Bank Commercial Mortgage Trust, Series 2023-BNK45, Class C, 6.279% 2/15/2056[1,4]		512	472
Bank Commercial Mortgage Trust, Series 2023-5YR1, Class AS, 6.411% 3/15/2056[1,4]		3,004	3,068
Bank Commercial Mortgage Trust, Series 2023-5YR1, Class B, 6.411% 3/15/2056[1,4]		2,094	2,018
Bank Commercial Mortgage Trust, Series 2023-BNK46, Class B, 6.773% 8/15/2056[1,4]		2,234	2,349
Bank Commercial Mortgage Trust, Series 2023-BNK46, Class C, 6.773% 8/15/2056[1,4]		1,480	1,397
Bank Commercial Mortgage Trust, Series 2023-5YR3, Class C, 7.315% 9/15/2056[1,4]		2,818	2,733
Bank Commercial Mortgage Trust, Series 2023-5YR4, Class B, 7.786% 12/15/2056[1,4]		1,195	1,252
Bank Commercial Mortgage Trust, Series 2023-5YR4, Class C, 7.786% 12/15/2056[1,4]		1,060	1,028
Bank Commercial Mortgage Trust, Series 2017-BNK7, Class C, 4.011% 9/15/2060[1,4]		989	783
Bank Commercial Mortgage Trust, Series 2019-BN20, Class B, 3.395% 9/15/2062[1,4]		1,905	1,491
Bank Commercial Mortgage Trust, Series 2020-BN25, Class C, 3.353% 1/15/2063[1,4]		3,340	2,518
Bank Commercial Mortgage Trust, Series 2020-BN26, Class C, 3.414% 3/15/2063[1,4]		4,215	3,075
Bank Commercial Mortgage Trust, Series 2022-BNK40, Class AS, 3.393% 3/15/2064[1,4]		750	631
Bank Commercial Mortgage Trust, Series 2022-BNK40, Class B, 3.393% 3/15/2064[1,4]		727	567
Bank Commercial Mortgage Trust, Series 2021-BN36, Class B, 2.867% 9/15/2064[1]		5,750	4,346
Bank of America Merrill Lynch Large Loan, Inc., Series 2015-200P, Class A, 3.218% 4/14/2033[1,5]		500	478
Bank of America Merrill Lynch Large Loan, Inc., Series 2015-200P, Class B, 3.49% 4/14/2033[1,5]		800	754
Bank of America Merrill Lynch Large Loan, Inc., Series 2015-200P, Class C, 3.596% 4/14/2033[1,4,5]		1,830	1,715

American Funds Strategic Bond Fund	7

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)
Barclays Commercial Mortgage Securities, LLC, Series 2018-TALL, Class A, ((1-month USD CME Term SOFR + 0.047%) + 0.872%) 6.281% 3/15/2037[1,4,5]	USD	667	$620
Barclays Commercial Mortgage Securities, LLC, Series 2017-C1, Class B, 4.089% 2/15/2050[1]		3,564	3,209
Barclays Commercial Mortgage Securities, LLC, Series 2022-C17, Class B, 4.889% 9/15/2055[1,4]		2,054	1,804
Barclays Commercial Mortgage Securities, LLC, Series 2022-C18, Class C, 6.149% 12/15/2055[1,4]		5,194	4,598
Barclays Commercial Mortgage Securities, LLC, Series 2023-C19, Class B, 6.333% 4/15/2056[1,4]		721	725
Barclays Commercial Mortgage Securities, LLC, Series 2023-C19, Class C, 6.385% 4/15/2056[1,4]		2,451	2,209
Barclays Commercial Mortgage Securities, LLC, Series 2023-C20, Class A5, 5.576% 7/15/2056[1]		1,000	1,044
Barclays Commercial Mortgage Securities, LLC, Series 2023-C20, Class C, 6.608% 7/15/2056[1,4]		1,411	1,314
Barclays Commercial Mortgage Securities, LLC, Series 2023-C22, Class A5, 6.804% 11/15/2056[1,4]		1,700	1,936
Barclays Commercial Mortgage Securities, LLC, Series 2023-C22, Class C, 7.126% 11/15/2056[1,4]		685	688
Barclays Commercial Mortgage Securities, LLC, Series 2023-5C23, Class B, 7.703% 12/15/2056[1,4]		2,602	2,723
BBCMS_23-C23 7.703% 12/15/2056[1,4]		2,546	2,464
Benchmark Mortgage Trust, Series 2018-B2, Class B, 4.286% 2/15/2051[1,4]		1,975	1,709
Benchmark Mortgage Trust, Series 2018-B3, Class B, 4.295% 4/10/2051[1,4]		1,500	1,247
Benchmark Mortgage Trust, Series 2021-B25, Class B, 2.635% 4/15/2054[1]		500	359
Benchmark Mortgage Trust, Series 2022-B34, Class A5, 3.786% 4/15/2055[1,4]		13,000	11,284
Benchmark Mortgage Trust, Series 2022-B35, Class A5, 4.444% 5/15/2055[1,4]		5,632	5,215
Benchmark Mortgage Trust, Series 2022-B35, Class C, 4.444% 5/15/2055[1,4]		2,407	1,697
Benchmark Mortgage Trust, Series 2023-V2, Class B, 6.769% 5/15/2055[1,4]		3,995	4,064
Benchmark Mortgage Trust, Series 2023-V2, Class C, 6.769% 5/15/2055[1,4]		2,475	2,376
Benchmark Mortgage Trust, Series 2022-B36, Class B, 4.87% 7/15/2055[1,4]		2,500	2,098
Benchmark Mortgage Trust, Series 2023-B38, Class B, 6.245% 4/15/2056[1,4]		3,995	4,030
Benchmark Mortgage Trust, Series 2023-B38, Class C, 6.245% 4/15/2056[1,4]		1,998	1,699
Benchmark Mortgage Trust, Series 2023-V3, Class B, 6.924% 7/15/2056[1]		1,498	1,528
Benchmark Mortgage Trust, Series 2023-V3, Class C, 7.173% 7/15/2056[1,4]		2,644	2,559
Benchmark Mortgage Trust, Series 2023-V4, Class C, 7.46% 11/15/2056[1,4]		1,925	1,863
Benchmark Mortgage Trust, Series 2023-V4, Class B, 7.46% 11/15/2056[1,4]		1,587	1,662
Benchmark Mortgage Trust, Series 2023-B40, Class B, 6.581% 12/15/2056[1,4]		1,786	1,865
Benchmark Mortgage Trust, Series 2019-B13, Class B, 3.335% 8/15/2057[1,4]		4,087	3,314
BMO Mortgage Trust, Series 2023-C4, Class B, 5.396% 2/15/2056[1,4]		948	883
BMO Mortgage Trust, Series 2023-C5, Class B, 6.476% 6/15/2056[1,4]		1,561	1,617
BMO Mortgage Trust, Series 2023-C5, Class C, 6.627% 6/15/2056[1,4]		665	636
BMO Mortgage Trust, Series 2023-5C1, Class A3, 6.534% 8/15/2056[1,4]		41,374	43,638
BMO Mortgage Trust, Series 2023-5C1, Class B, 6.96% 8/15/2056[1,4]		2,804	2,857
BMO Mortgage Trust, Series 2023-5C1, Class C, 7.118% 8/15/2056[1,4]		1,075	1,036
BMO Mortgage Trust, Series 2023-C6, Class B, 6.636% 9/15/2056[1,4]		1,030	1,067
BMO Mortgage Trust, Series 2023-C7, Class C, 7.36% 12/15/2056[1,4]		558	560
BOCA Commercial Mortgage Trust, Series 2022-BOCA, Class A, (1-month USD CME Term SOFR + 1.77%) 7.131% 5/15/2039[1,4,5]		589	586
BOCA Commercial Mortgage Trust, Series 2022-BOCA, Class B, (1-month USD CME Term SOFR + 2.319%) 7.681% 5/15/2039[1,4,5]		7,449	7,407
BX Trust, Series 2022-CSMO, Class B, (1-month USD CME Term SOFR + 3.141%) 8.503% 6/15/2027[1,4,5]		3,000	3,009
BX Trust, Series 2021-MFM1, Class B, (1-month USD CME Term SOFR + 1.064%) 6.426% 1/15/2034[1,4,5]		3,849	3,787
BX Trust, Series 2021-SDMF, Class C, (1-month USD CME Term SOFR + 1.002%) 6.364% 9/15/2034[1,4,5]		4,700	4,542
BX Trust, Series 2021-SDMF, Class E, (1-month USD CME Term SOFR + 1.701%) 7.063% 9/15/2034[1,4,5]		998	953
BX Trust, Series 2021-VOLT, Class A, (1-month USD CME Term SOFR + 0.814%) 6.176% 9/15/2036[1,4,5]		22,871	22,308
BX Trust, Series 2021-VOLT, Class B, (1-month USD CME Term SOFR + 1.064%) 6.426% 9/15/2036[1,4,5]		5,810	5,664
BX Trust, Series 2021-VOLT, Class D, (1-month USD CME Term SOFR + 1.764%) 7.126% 9/15/2036[1,4,5]		1,660	1,599

8	American Funds Strategic Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)
BX Trust, Series 2021-VOLT, Class E, (1-month USD CME Term SOFR + 2.114%) 7.476% 9/15/2036[1,4,5]	USD	2,820	$2,702
BX Trust, Series 2021-ARIA, Class B, (1-month USD CME Term SOFR + 1.411%) 6.773% 10/15/2036[1,4,5]		14,919	14,456
BX Trust, Series 2021-ARIA, Class C, (1-month USD CME Term SOFR + 1.76%) 7.122% 10/15/2036[1,4,5]		14,940	14,461
BX Trust, Series 2021-ARIA, Class D, (1-month USD CME Term SOFR + 2.01%) 7.372% 10/15/2036[1,4,5]		9,200	8,782
BX Trust, Series 2022-IND, Class D, (1-month USD CME Term SOFR + 2.839%) 8.201% 4/15/2037[1,4,5]		3,348	3,314
BX Trust, Series 2021-SOAR, Class B, (1-month USD CME Term SOFR + 0.984%) 6.346% 6/15/2038[1,4,5]		4,043	3,969
BX Trust, Series 2021-SOAR, Class C, (1-month USD CME Term SOFR + 1.214%) 6.576% 6/15/2038[1,4,5]		4,337	4,252
BX Trust, Series 2021-SOAR, Class D, (1-month USD CME Term SOFR + 1.514%) 6.876% 6/15/2038[1,4,5]		11,259	11,026
BX Trust, Series 2021-ACNT, Class B, (1-month USD CME Term SOFR + 1.364%) 6.726% 11/15/2038[1,4,5]		9,985	9,841
BX Trust, Series 2021-ACNT, Class C, (1-month USD CME Term SOFR + 1.614%) 6.976% 11/15/2038[1,4,5]		2,354	2,312
BX Trust, Series 2021-ACNT, Class D, (1-month USD CME Term SOFR + 1.964%) 7.326% 11/15/2038[1,4,5]		4,865	4,752
BX Trust, Series 2021-ACNT, Class E, (1-month USD CME Term SOFR + 2.311%) 7.673% 11/15/2038[1,4,5]		695	677
BX Trust, Series 2022-LP2, Class D, (1-month USD CME Term SOFR + 1.961%) 7.323% 2/15/2039[1,4,5]		5,670	5,483
BX Trust, Series 2022-AHP, Class C, (1-month USD CME Term SOFR + 2.09%) 7.452% 2/15/2039[1,4,5]		6,500	6,270
BX Trust, Series 2022-PSB, Class B, (1-month USD CME Term SOFR + 2.949%) 8.311% 8/15/2039[1,4,5]		4,056	4,060
BX Trust, Series 2022-PSB, Class C, (1-month USD CME Term SOFR + 3.697%) 9.059% 8/15/2039[1,4,5]		4,328	4,334
BX Trust, Series 2022-PSB, Class D, (1-month USD CME Term SOFR + 4.693%) 10.055% 8/15/2039[1,4,5]		6,927	6,905
BX Trust, Series 2022-GPA, Class B, (1-month USD CME Term SOFR + 2.664%) 8.022% 10/15/2039[1,4,5]		1,964	1,970
BX Trust, Series 2022-GPA, Class C, (1-month USD CME Term SOFR + 3.213%) 8.572% 10/15/2039[1,4,5]		1,244	1,248
BX Trust, Series 2022-GPA, Class D, (1-month USD CME Term SOFR + 4.061%) 9.422% 10/15/2039[1,4,5]		338	339
BX Trust, Series 2023-VLT2, Class C, (1-month USD CME Term SOFR + 4.176%) 9.538% 6/15/2040[1,4,5]		2,500	2,514
BX Trust, Series 2023-VLT2, Class D, (1-month USD CME Term SOFR + 4.774%) 10.136% 6/15/2040[1,4,5]		6,500	6,535
BX Trust, Series 2020-VIV4, Class A, 2.843% 3/9/2044[1,5]		1,302	1,116
BX Trust, Series 2020-VIV2, Class C, 3.542% 3/9/2044[1,4,5]		2,250	1,929
BX Trust, Series 2020-VIV3, Class B, 3.544% 3/9/2044[1,4,5]		2,968	2,605
BXSC Commercial Mortgage Trust, Series 2022-WSS, Class B, (1-month USD CME Term SOFR + 2.092%) 7.454% 3/15/2035[1,4,5]		2,985	2,956
BXSC Commercial Mortgage Trust, Series 2022-WSS, Class D, (1-month USD CME Term SOFR + 3.188%) 8.55% 3/15/2035[1,4,5]		9,692	9,534
CENT Trust 2023-CITY, Series 2023-CITY, Class B, (1-month USD CME Term SOFR + 3.15%) 8.512% 9/15/2028[1,4,5]		2,875	2,897
Citigroup Commercial Mortgage Trust, Series 2023-SMRT, Class A, 5.82% 6/10/2028[1,4,5]		13,524	13,713
Citigroup Commercial Mortgage Trust, Series 2023-SMRT, Class D, 5.852% 6/10/2028[1,4,5]		5,926	5,720
Citigroup Commercial Mortgage Trust, Series 2023-SMRT, Class C, 5.852% 6/10/2028[1,4,5]		980	965
Citigroup Commercial Mortgage Trust, Series 2023-PRM3, Class D, 6.36% 7/10/2028[1,4,5]		2,522	2,432
Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class B, 4.345% 10/10/2047[1,4]		3,666	3,328
Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class C, 4.419% 2/10/2048[1,4]		5,640	5,220
Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class C, 4.138% 4/10/2048[1,4]		2,500	2,307

American Funds Strategic Bond Fund	9

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)
Citigroup Commercial Mortgage Trust, Series 2015-P1, Class B, 4.316% 9/15/2048[1,4]	USD	1,185	$1,111
Citigroup Commercial Mortgage Trust, Series 2018-B2, Class B, 4.28% 3/10/2051[1,4]		3,300	2,896
Citigroup Commercial Mortgage Trust, Series 2020-GC46, Class B, 3.15% 2/15/2053[1,4]		675	510
COMM Mortgage Trust, Series 2020-CX, Class D, 2.684% 11/10/2046[1,4,5]		415	318
COMM Mortgage Trust, Series 2020-CX, Class E, 2.684% 11/10/2046[1,4,5]		195	120
Commercial Mortgage Trust, Series 2014-CR14, Class AM, 4.526% 2/10/2047[1,4]		1,678	1,609
Commercial Mortgage Trust, Series 2014-UBS4, Class B, 4.701% 3/10/2047[1]		195	185
Commercial Mortgage Trust, Series 2014-UBS2, Class AM, 4.048% 12/10/2047[1]		655	618
Commercial Mortgage Trust, Series 2014-UBS6, Class C, 4.433% 12/10/2047[1,4]		232	198
CSAIL Commercial Mortgage Trust, Series 2016-C5, Class C, 4.643% 11/15/2048[1,4]		1,827	1,682
DATA 2023-CNTR Mortgage Trust, Series 2023-CNTR, Class D, 5.728% 8/12/2043[1,4,5]		3,320	2,873
DC Commercial Mortgage Trust, Series 2023-DC, Class A, 6.314% 9/10/2040[1,5]		24,515	25,329
DC Commercial Mortgage Trust, Series 2023-DC, Class D, 7.14% 9/10/2040[1,4,5]		30,927	29,940
Extended Stay America Trust, Series 2021-ESH, Class A, (1-month USD CME Term SOFR + 1.194%) 6.556% 7/15/2038[1,4,5]		3,919	3,885
Extended Stay America Trust, Series 2021-ESH, Class B, (1-month USD CME Term SOFR + 1.494%) 6.856% 7/15/2038[1,4,5]		3,576	3,524
Extended Stay America Trust, Series 2021-ESH, Class C, (1-month USD CME Term SOFR + 1.814%) 7.176% 7/15/2038[1,4,5]		4,576	4,507
Extended Stay America Trust, Series 2021-ESH, Class D, (1-month USD CME Term SOFR + 2.364%) 7.726% 7/15/2038[1,4,5]		9,463	9,313
FIVE Mortgage Trust, Series 2023-V1, Class B, 6.404% 2/10/2056[1,4]		2,477	2,479
FIVE Mortgage Trust, Series 2023-V1, Class C, 6.404% 2/10/2056[1,4]		1,361	1,282
Fontainebleau Miami Beach Trust, Series 2019-FBLU, Class E, 3.963% 12/10/2036[1,4,5]		6,500	6,253
Fontainebleau Miami Beach Trust, CMO, Series 2019-FBLU, Class D, 3.963% 12/10/2036[1,4,5]		1,545	1,495
FS Commercial Trust, Series 2023-4SZN, Class C, 8.121% 11/10/2039[1,4,5]		707	738
Great Wolf Trust, Series 2019-WOLF, Class A, (1-month USD CME Term SOFR + 1.348%) 6.252% 12/15/2036[1,4,5]		2,434	2,426
Great Wolf Trust, Series 2019-WOLF, Class D, (1-month USD CME Term SOFR + 2.247%) 7.151% 12/15/2036[1,4,5]		2,212	2,193
GS Mortgage Securities Trust, Series 2015-GC32, Class AS, 4.018% 7/10/2048[1,4]		240	229
GS Mortgage Securities Trust, Series 2016-GS2, Class B, 3.759% 5/10/2049[1,4]		116	106
GS Mortgage Securities Trust, Series 2016-GS2, Class C, 4.698% 5/10/2049[1,4]		1,503	1,373
GS Mortgage Securities Trust, Series 2018-GS10, Class C, 4.405% 7/10/2051[1,4]		5,000	3,488
GS Mortgage Securities Trust, Series 2020-GC45, Class B, 3.405% 2/13/2053[1]		100	81
Hawaii Hotel Trust, Series 2019-MAUI, Class E, (1-month USD CME Term SOFR + 2.207%) 7.568% 5/15/2038[1,4,5]		1,000	980
Hilton USA Trust, Series 2016-HHV, Class D, 4.194% 11/5/2038[1,5]		3,000	2,813
Hilton USA Trust, Series 2016-HHV, Class D, 4.194% 11/5/2038[1,5]		300	285
INTOWN Mortgage Trust, Series 2022-STAY, Class B, (1-month USD CME Term SOFR + 3.286%) 8.648% 8/15/2037[1,4,5]		1,970	1,984
INTOWN Mortgage Trust, Series 2022-STAY, Class C, (1-month USD CME Term SOFR + 3.685%) 9.047% 8/15/2037[1,4,5]		780	782
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class A, 3.024% 1/5/2039[1,5]		3,928	3,310
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class C, 3.377% 1/5/2039[1,5]		4,338	3,444
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class C, 3.45% 1/5/2039[1,4,5]		1,598	1,073
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2021-410T, Class A, 2.287% 3/5/2042[1,5]		11,522	9,286
LSTAR Commercial Mortgage Trust, Series 2017-5, Class C, 4.668% 3/10/2050[1,4,5]		1,000	799
LUXE Commercial Mortgage Trust, Series 2021-TRIP, Class B, (1-month USD CME Term SOFR + 1.514%) 6.88% 10/15/2038[1,4,5]		1,856	1,846
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12, Class B, 7.432% 10/15/2046[1,4]		795	774
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class C, 5.037% 2/15/2047[1,4]		304	298
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18, Class AS, 4.11% 10/15/2047[1,4]		298	290
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20, Class B, 4.16% 2/15/2048[1]		6,108	5,808

10	American Funds Strategic Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class AS, 3.561% 4/15/2048[1]	USD	967	$921
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class AS, 4.036% 5/15/2048[1,4]		1,016	969
MSFW Commercial Mortgage Trust, Series 2023-1, Class B, 6.683% 5/15/2033[1,4]		1,231	1,284
MSFW Commercial Mortgage Trust, Series 2023-1, Class C, 6.683% 5/15/2033[1,4]		1,132	1,070
MSWF Commercial Mortgage Trust, Series 2023-2, Class B, 7.11% 12/15/2056[1,4]		2,347	2,499
MSWF Commercial Mortgage Trust, Series 2023-2, Class C, 7.252% 12/15/2056[1,4]		392	404
Multifamily Connecticut Avenue Securities, Series 2020-1, Class M10, (30-day Average USD-SOFR + 3.864%) 9.202% 3/25/2050[1,4,5]		2,029	1,967
Multifamily Connecticut Avenue Securities, Series 2023-01, Class M7, (30-day Average USD-SOFR + 4.00%) 9.337% 11/25/2053[1,4,5]		19,660	19,954
Multifamily Connecticut Avenue Securities, Series 2023-01, Class M10, (30-day Average USD-SOFR + 6.50%) 11.837% 11/25/2053[1,4,5]		43,192	44,377
Multifamily Structured Credit Risk, Series 21-MN3, Class M2, 9.337% 11/25/2051[1,4,5]		4,000	3,731
One Market Plaza Trust, Series 2017-1MKT, Class A, 3.614% 2/10/2032[1,5]		2,800	2,561
One Market Plaza Trust, Series 2017-1MKT, Class B, 3.845% 2/10/2032[1,5]		1,000	877
OPG Trust, Series 2021-PORT, Class D, (1-month USD CME Term SOFR + 1.245%) 6.607% 10/15/2036[1,4,5]		971	943
ORL Trust, Series 2023-GLKS, Class C, (1-month USD CME Term SOFR + 3.651%) 8.974% 10/15/2028[1,4,5]		2,948	2,955
ORL Trust, Series 2023-GLKS, Class D, (1-month USD CME Term SOFR + 4.301%) 9.624% 10/15/2028[1,4,5]		6,283	6,301
SFO Commercial Mortgage Trust, Series 2021-555, Class A, (1-month USD CME Term SOFR + 1.264%) 6.626% 5/15/2038 (1-month USD CME Term SOFR + 1.514% on 5/15/2026)[1,5,6]		2,290	2,148
SFO Commercial Mortgage Trust, Series 2021-555, Class B, (1-month USD CME Term SOFR + 1.614%) 6.976% 5/15/2038[1,4,5]		2,631	2,394
SLG Office Trust, Series 2021-OVA, Class A, 2.585% 7/15/2041[1,5]		21,061	17,444
SREIT Trust, Series 2021-FLWR, Class B, (1-month USD CME Term SOFR + 1.04%) 6.402% 7/15/2036[1,4,5]		9,000	8,829
SREIT Trust, Series 2021-MFP, Class C, (1-month USD CME Term SOFR + 1.443%) 6.805% 11/15/2038[1,4,5]		5,562	5,445
SREIT Trust, Series 2021-MFP, Class D, (1-month USD CME Term SOFR + 1.693%) 7.054% 11/15/2038[1,4,5]		239	234
StorageMart Commercial Mortgage Trust, Series 2022-MINI, Class A, (1-month USD CME Term SOFR + 1.00%) 6.362% 1/15/2039[1,4,5]		2,030	1,989
StorageMart Commercial Mortgage Trust, Series 2022-MINI, Class D, (1-month USD CME Term SOFR + 1.95%) 7.312% 1/15/2039[1,4,5]		8,500	8,104
StorageMart Commercial Mortgage Trust, Series 2022-MINI, Class E, (1-month USD CME Term SOFR + 2.70%) 8.062% 1/15/2039[1,4,5]		2,000	1,885
Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class AS, 3.872% 5/15/2048[1,4]		1,961	1,854
Wells Fargo Commercial Mortgage Trust, Series 2015-C29, Class AS, 4.013% 6/15/2048[1,4]		3,989	3,835
Wells Fargo Commercial Mortgage Trust, Series 2017-C40, Class C, 4.303% 10/15/2050[1,4]		4,975	4,300
Wells Fargo Commercial Mortgage Trust, Series 2018-C46, Class B, 4.633% 8/15/2051[1]		1,451	1,265
Wells Fargo Commercial Mortgage Trust, Series 2018-C48, Class B, 4.904% 1/15/2052[1,4]		365	332
Wells Fargo Commercial Mortgage Trust, Series 2019-C49, Class C, 4.866% 3/15/2052[1,4]		3,000	2,642
Wells Fargo Commercial Mortgage Trust, Series 2019-C54, Class C, 3.81% 12/15/2052[1]		2,500	1,846
Wells Fargo Commercial Mortgage Trust, Series 2015-LC22, Class C, 4.545% 9/15/2058[1,4]		4,000	3,682
Wells Fargo Commercial Mortgage Trust, Series 2016-NXS5, Class B, 4.944% 1/15/2059[1,4]		2,745	2,516
WF-RBS Commercial Mortgage Trust, Series 2014-C22, Class B, 4.371% 9/15/2057[1,4]		2,000	1,718
WMRK Commercial Mortgage Trust, Series 2022-WMRK, Class A, (1-month USD CME Term SOFR + 2.789%) 8.151% 11/15/2027[1,4,5]		3,293	3,301
WSTN Trust, Series 2023-MAUI, Class C, 7.69% 7/5/2037[1,4,5]		490	485
WSTN Trust, Series 2023-MAUI, Class D, 8.455% 7/5/2037[1,4,5]		1,242	1,233
			735,878

American Funds Strategic Bond Fund	11

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) 1.74%
Arroyo Mortgage Trust, Series 2022-1, Class A1A, 2.495% 12/25/2056 (3.495% on 2/25/2026)[1,5,6]	USD	7,819	$7,249
BINOM Securitization Trust, Series 2022-RPL1, Class A1, 3.00% 2/25/2061[1,4,5]		4,047	3,700
BRAVO Residential Funding Trust, Series 2022-RPL1, Class A1, 2.75% 9/25/2061[1,5]		7,450	6,757
BRAVO Residential Funding Trust, Series 2022-R1, Class A, 3.125% 1/29/2070 (6.125% on 1/29/2025)[1,5,6]		28,399	26,657
Cascade Funding Mortgage Trust, Series 2021-HB7, Class A, 1.151% 10/27/2031[1,4,5]		3,251	3,149
Cascade Funding Mortgage Trust, Series 2021-HB7, Class M1, 2.125% 10/27/2031[1,4,5]		8,100	7,671
Cascade Funding Mortgage Trust, Series 2023-HB12, Class A, 4.25% 4/25/2033[1,4,5]		3,170	3,081
Cascade Funding Mortgage Trust, Series 2023-HB12, Class M1, 4.25% 4/25/2033[1,4,5]		2,597	2,380
Cascade Funding Mortgage Trust, Series 2018-RM2, Class B, 4.00% 10/25/2068[1,4,5]		3,727	3,675
Cascade Funding Mortgage Trust, Series 2018-RM2, Class C, 4.00% 10/25/2068[1,4,5]		1,680	1,627
Cascade Funding Mortgage Trust, Series 2018-RM2, Class D, 4.00% 10/25/2068[1,4,5]		1,680	1,583
Cascade MH Asset Trust, Series 2022-MH1, Class A, 4.25% 8/25/2054 (5.25% on 11/25/2027)[1,5,6]		3,737	3,397
CFCRE Commercial Mortgage Trust, Series 2017-C8, Class C, 4.893% 6/15/2050[1,4]		700	576
Connecticut Avenue Securities Trust, Series 2014-C01, Class M2, (30-day Average USD-SOFR + 4.514%) 9.852% 1/25/2024[1,4]		1,414	1,418
Connecticut Avenue Securities Trust, Series 2014-C04, Class 1M2, (30-day Average USD-SOFR + 5.014%) 10.352% 11/25/2024[1,4]		1,535	1,583
Connecticut Avenue Securities Trust, Series 2016-C02, Class 1M2, (30-day Average USD-SOFR + 6.114%) 11.452% 9/25/2028[1,4]		735	770
Connecticut Avenue Securities Trust, Series 2017-C01, Class 1EB1, (30-day Average USD-SOFR + 1.364%) 6.702% 7/25/2029[1,4]		206	207
Connecticut Avenue Securities Trust, Series 2017-C01, Class 1B1, (30-day Average USD-SOFR + 5.864%) 11.202% 7/25/2029[1,4]		490	553
Connecticut Avenue Securities Trust, Series 2018-R07, Class 1B1, (30-day Average USD-SOFR + 4.464%) 9.802% 4/25/2031[1,4,5]		3,742	4,011
Connecticut Avenue Securities Trust, Series 2022-R06, Class 1M1, (30-day Average USD-SOFR + 2.75%) 8.087% 5/25/2042[1,4,5]		872	897
Connecticut Avenue Securities Trust, Series 2023-R01, Class 1M1, (30-day Average USD-SOFR + 2.40%) 7.737% 12/25/2042[1,4,5]		8,985	9,164
Connecticut Avenue Securities Trust, Series 2023-R04, Class 1M2, (30-day Average USD-SOFR + 3.55%) 8.887% 5/25/2043[1,4,5]		1,016	1,083
Credit Suisse Mortgage Trust, Series 2020-NET, Class C, 3.526% 8/15/2037[1,5]		1,000	906
Finance of America Structured Securities Trust, Series 2019-JR2, Class A1, 2.00% 6/25/2069[1,5]		5,245	5,846
Finance of America Structured Securities Trust, Series 2019-JR3, Class A 2.00% 9/25/2069[1,5]		853	921
Finance of America Structured Securities Trust, Series 2019-JR4, Class A, 2.00% 11/25/2069[1,5]		965	974
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M3, (30-day Average USD-SOFR + 3.414%) 8.752% 10/25/2027[1,4]		506	511
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA3, Class M3, (30-day Average USD-SOFR + 4.814%) 10.152% 4/25/2028[1,4]		1,516	1,587
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2016-DNA2, Class M3, (30-day Average USD-SOFR + 4.764%) 10.102% 10/25/2028[1,4]		1,570	1,649
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2016-DNA3, Class M3, (30-day Average USD-SOFR + 5.114%) 10.452% 12/25/2028[1,4]		172	183
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2016-DNA4, Class M3, (30-day Average USD-SOFR + 3.914%) 9.252% 3/25/2029[1,4]		399	416
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA2, Class M1A, (30-day Average USD-SOFR + 1.30%) 6.637% 2/25/2042[1,4,5]		2,972	2,973
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA3, Class M1A, (30-day Average USD-SOFR + 2.00%) 7.337% 4/25/2042[1,4,5]		7,631	7,703
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA3, Class M1B, (30-day Average USD-SOFR + 2.90%) 8.237% 4/25/2042[1,4,5]		3,000	3,086
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA4, Class M1A, (30-day Average USD-SOFR + 2.20%) 7.537% 5/25/2042[1,4,5]		220	223
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA4, Class M1B, (30-day Average USD-SOFR + 3.35%) 8.687% 5/25/2042[1,4,5]		2,050	2,136
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA5, Class M1A, (30-day Average USD-SOFR + 2.95%) 8.287% 6/25/2042[1,4,5]		3,079	3,162
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA5, Class M1B, (30-day Average USD-SOFR + 4.50%) 9.837% 6/25/2042[1,4,5]		1,000	1,079
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1A, (30-day Average USD-SOFR + 2.15%) 7.487% 9/25/2042[1,4,5]		1,029	1,039

12	American Funds Strategic Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) (continued)
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1B, (30-day Average USD-SOFR + 3.70%) 9.037% 9/25/2042[1,4,5]	USD	3,344	$3,524
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2019-DNA3, Class B2, (30-day Average USD-SOFR + 8.264%) 13.602% 7/25/2049[1,4,5]		4,324	4,884
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA1, Class M2, (30-day Average USD-SOFR + 1.814%) 7.152% 1/25/2050[1,4,5]		1,048	1,051
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA2, Class M2, (30-day Average USD-SOFR + 1.964%) 7.302% 2/25/2050[1,4,5]		1,251	1,270
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA3, Class B2, (30-day Average USD-SOFR + 9.464%) 14.802% 6/25/2050[1,4,5]		4,740	6,059
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA3, Class B1, (30-day Average USD-SOFR + 5.214%) 10.552% 6/27/2050[1,4,5]		9,304	10,204
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-HQA3, Class B2, (30-day Average USD-SOFR + 10.114%) 15.452% 7/25/2050[1,4,5]		2,222	2,839
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA4, Class B1, (30-day Average USD-SOFR + 6.114%) 11.452% 8/25/2050[1,4,5]		15,394	17,328
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA4, Class B2, (30-day Average USD-SOFR + 10.114%) 15.452% 8/25/2050[1,4,5]		5,454	7,207
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA5, Class M2, (30-day Average USD-SOFR + 2.80%) 8.121% 10/25/2050[1,4,5]		1,319	1,338
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA5, Class B2, (30-day Average USD-SOFR + 11.50%) 16.821% 10/25/2050[1,4,5]		2,000	2,679
JPMorgan Mortgage Trust, Series 2020-1, Class A15, 3.50% 6/25/2050[1,4,5]		1,405	1,237
Legacy Mortgage Asset Trust, Series 2019-GS7, Class A1, 3.25% 11/25/2059[1,4,5]		1,760	1,762
Legacy Mortgage Asset Trust, Series 2020-GS4, Class A1, 3.25% 2/25/2060[1,4,5]		8,445	8,445
Legacy Mortgage Asset Trust, Series 2020-GS3, Class A1, 3.25% 5/25/2060 (7.25% on 4/25/2024)[1,5,6]		2,800	2,800
Legacy Mortgage Asset Trust, Series 2022-GS1, Class A1, 4.00% 2/25/2061 (7.00% on 4/25/2025)[1,5,6]		3,051	3,033
Legacy Mortgage Asset Trust, Series 2021-GS5, Class A1, 2.25% 7/25/2067 (5.25% on 11/25/2024)[1,5,6]		2,327	2,254
Mill City Mortgage Trust, Series 2018-2, Class M3, 3.75% 5/25/2058[1,4,5]		1,498	1,340
Mill City Mortgage Trust, Series 2017-1, Class B2, 3.994% 11/25/2058[1,4,5]		1,000	867
NewRez Warehouse Securitization Trust, Series 2021-1, Class B, (1-month USD CME Term SOFR + 1.014%) 6.370% 5/25/2055[1,4,5]		4,286	4,284
NewRez Warehouse Securitization Trust, Series 2021-1, Class C, (1-month USD CME Term SOFR + 1.165%) 6.520% 5/25/2055[1,4,5]		472	472
PRKCM Trust, Series 2021-AFC2, Class A1, 2.071% 11/25/2056[1,4,5]		8,200	6,874
Towd Point Mortgage Trust, Series 2015-1, Class B1, 4.448% 10/25/2053[1,4,5]		300	280
Towd Point Mortgage Trust, Series 2015-3, Class B1, 4.214% 3/25/2054[1,4,5]		3,000	2,929
Towd Point Mortgage Trust, Series 2016-3, Class B3, 4.126% 4/25/2056[1,4,5]		3,500	3,157
Towd Point Mortgage Trust, Series 2017-2, Class B2, 4.221% 4/25/2057[1,4,5]		2,000	1,794
Towd Point Mortgage Trust, Series 2017-4, Class B1, 3.635% 6/25/2057[1,4,5]		1,000	837
Towd Point Mortgage Trust, Series 2017-6, Class M1, 3.25% 10/25/2057[1,4,5]		440	393
Towd Point Mortgage Trust, Series 2019-2, Class B1, 3.746% 12/25/2058[1,4,5]		3,388	2,705
Towd Point Mortgage Trust, Series 2019-2, Class M2, 3.75% 12/26/2058[1,4,5]		2,550	2,161
Towd Point Mortgage Trust, Series 2019-4, Class A2, 3.25% 10/25/2059[1,4,5]		3,000	2,641
Treehouse Park Improvement Association No.1 9.75% 12/1/2033[5,7]		24,714	22,962
Verus Securitization Trust, Series 2023-3, Class A1, 5.93% 3/25/2068 (6.93% on 4/1/2027)[1,5,6]		7,469	7,472
VM Fund I, LLC 8.625% 1/15/2028[5,7]		50,780	50,019
			314,683

Total mortgage-backed obligations			6,199,967

Corporate bonds, notes & loans 27.06%
Financials 6.79%
AerCap Ireland Capital DAC 5.75% 6/6/2028		3,856	3,950
AerCap Ireland Capital DAC 3.30% 1/30/2032		16,152	14,063
AerCap Ireland Capital DAC 3.85% 10/29/2041		12,312	9,930
AG Issuer, LLC 6.25% 3/1/2028[5]		2,500	2,488
AG TTMT Escrow Issuer, LLC 8.625% 9/30/2027[5]		4,190	4,410
Alliant Holdings Intermediate, LLC 4.25% 10/15/2027[5]		9,355	8,999
Alliant Holdings Intermediate, LLC 6.75% 10/15/2027[5]		3,000	2,993
American Express Co. 4.05% 5/3/2029		7,963	7,887
American International Group, Inc. 5.125% 3/27/2033		7,774	7,894
Aon Corp. 5.35% 2/28/2033		8,754	8,982
Aretec Group, Inc. 10.00% 8/15/2030[5]		7,640	8,128

American Funds Strategic Bond Fund	13

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Ascensus, Inc., Term Loan, (1-month USD CME Term SOFR + 6.50%) 12.176% 8/2/2029[4,8]	USD	3,535	$3,413
Banco Santander México, SA, Institución de Banca Múltiple, Grupo Financiero Santander México 5.375% 4/17/2025[5]		5,250	5,245
Bangkok Bank Public Co., Ltd. 3.733% 9/25/2034 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.90% on 9/25/2029)[6]		15,000	13,344
Bank of America Corp. 4.948% 7/22/2028 (USD-SOFR + 2.04% on 7/22/2027)[6]		20,000	20,006
Bank of America Corp. 1.922% 10/24/2031 (USD-SOFR + 1.37% on 10/24/2030)[6]		11,400	9,261
Bank of America Corp. 2.687% 4/22/2032 (USD-SOFR + 1.32% on 4/22/2031)[6]		10,482	8,855
Bank of America Corp. 2.299% 7/21/2032 (USD-SOFR + 1.22% on 7/21/2031)[6]		26,283	21,471
Bank of America Corp. 5.015% 7/22/2033 (USD-SOFR + 2.16% on 7/22/2032)[6]		8,012	7,929
Bank of America Corp. 5.872% 9/15/2034 (USD-SOFR + 1.84% on 9/15/2033)[6]		1,423	1,490
Bank of Montreal 2.65% 3/8/2027		30,000	28,267
Bank of Nova Scotia (The) 2.45% 2/2/2032		18,471	15,483
Berkshire Hathaway Finance Corp. 3.85% 3/15/2052		20,000	16,736
BNP Paribas SA 2.159% 9/15/2029 (USD-SOFR + 1.218% on 9/15/2028)[5,6]		7,975	6,944
CaixaBank, SA 6.208% 1/18/2029 (USD-SOFR + 2.70% on 1/18/2028)[5,6]		7,300	7,453
CaixaBank, SA 6.84% 9/13/2034 (USD-SOFR + 2.77% on 9/13/2033)[5,6]		14,000	14,798
Capital One Financial Corp. 5.468% 2/1/2029 (USD-SOFR + 2.08% on 2/1/2028)[6]		6,344	6,330
Capital One Financial Corp. 6.377% 6/8/2034 (USD-SOFR + 2.86% on 6/8/2033)[6]		12,000	12,358
Charles Schwab Corp. (The) 2.45% 3/3/2027		17,425	16,231
Charles Schwab Corp. (The) 5.853% 5/19/2034 (USD-SOFR + 2.50% on 5/19/2033)[6]		8,613	8,895
Chubb INA Holdings, Inc. 2.85% 12/15/2051		8,089	5,879
Citigroup, Inc. 3.106% 4/8/2026 (USD-SOFR + 2.842% on 3/8/2026)[6]		4,375	4,254
Citigroup, Inc. 2.572% 6/3/2031 (USD-SOFR + 2.107% on 6/3/2030)[6]		3,724	3,183
Citigroup, Inc. 2.561% 5/1/2032 (USD-SOFR + 1.167% on 5/1/2031)[6]		12,513	10,445
Citigroup, Inc. 2.52% 11/3/2032 (USD-SOFR + 1.177% on 11/3/2031)[6]		4,424	3,649
Citigroup, Inc. 3.057% 1/25/2033 (USD-SOFR + 1.351% on 1/25/2032)[6]		8,085	6,901
Citigroup, Inc. 6.27% 11/17/2033 (USD-SOFR + 2.338% on 11/17/2032)[6]		14,875	15,923
Citigroup, Inc. 6.174% 5/25/2034 (USD-SOFR + 2.661% on 5/25/2033)[6]		8,300	8,592
CME Group, Inc. 2.65% 3/15/2032		25,000	22,242
Coinbase Global, Inc. 3.375% 10/1/2028[5]		11,300	9,548
Coinbase Global, Inc. 3.625% 10/1/2031[5]		46,125	35,703
Commonwealth Bank of Australia 2.688% 3/11/2031[5]		6,975	5,743
Compass Group Diversified Holdings, LLC 5.25% 4/15/2029[5]		5,280	4,993
Compass Group Diversified Holdings, LLC 5.00% 1/15/2032[5]		5,100	4,629
Corebridge Financial, Inc. 3.85% 4/5/2029		7,945	7,494
Corebridge Financial, Inc. 3.90% 4/5/2032		9,251	8,369
Corebridge Financial, Inc. 4.35% 4/5/2042		2,597	2,206
Corebridge Financial, Inc. 4.40% 4/5/2052		17,189	14,447
Danske Bank AS 4.298% 4/1/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 4/1/2027)[5,6]		12,525	12,147
Deutsche Bank AG 2.129% 11/24/2026 (USD-SOFR + 1.87% on 11/24/2025)[6]		9,425	8,840
Deutsche Bank AG 7.146% 7/13/2027 (USD-SOFR + 2.52% on 7/13/2026)[6]		2,676	2,779
Deutsche Bank AG 6.72% 1/18/2029 (USD-SOFR + 3.18% on 1/18/2028)[6]		4,875	5,108
Deutsche Bank AG 6.819% 11/20/2029 (USD-SOFR + 2.51% on 11/20/2028)[6]		7,375	7,769
Deutsche Bank AG 7.079% 2/10/2034 (USD-SOFR + 3.65% on 2/10/2033)[6]		6,375	6,559
Discover Financial Services 6.70% 11/29/2032		4,055	4,251
Discover Financial Services 7.964% 11/2/2034 (USD-SOFR Index + 3.37% on 11/2/2033)[6]		10,000	11,129
Fifth Third Bancorp 6.339% 7/27/2029 (USD-SOFR + 2.34% on 7/27/2028)[6]		3,220	3,354
Goldman Sachs Group, Inc. 1.948% 10/21/2027 (USD-SOFR + 0.913% on 10/21/2026)[6]		9,340	8,547
Goldman Sachs Group, Inc. 3.814% 4/23/2029 (3-month USD CME Term SOFR + 1.42% on 4/23/2028)[6]		1,070	1,016
Goldman Sachs Group, Inc. 2.60% 2/7/2030		7,915	6,958
Goldman Sachs Group, Inc. 1.992% 1/27/2032 (USD-SOFR + 1.09% on 1/27/2031)[6]		3,736	3,020
Goldman Sachs Group, Inc. 2.615% 4/22/2032 (USD-SOFR + 1.281% on 4/22/2031)[6]		17,185	14,431
Goldman Sachs Group, Inc. 2.65% 10/21/2032 (USD-SOFR + 1.264% on 10/21/2031)[6]		36,434	30,374
Goldman Sachs Group, Inc. 3.21% 4/22/2042 (USD-SOFR + 1.513% on 4/22/2041)[6]		8,858	6,788
Goldman Sachs Group, Inc. 3.436% 2/24/2043 (USD-SOFR + 1.632% on 2/24/2042)[6]		4,855	3,795
GTCR W-2 Merger Sub, LLC 7.50% 1/15/2031[5]		14,000	14,803
Hightower Holding, LLC 6.75% 4/15/2029[5]		3,380	3,073
HSBC Holdings PLC 2.251% 11/22/2027 (USD-SOFR + 1.10% on 11/22/2026)[6]		20,000	18,364
HSBC Holdings PLC 2.804% 5/24/2032 (USD-SOFR + 1.187% on 5/24/2031)[6]		9,888	8,259
HSBC Holdings PLC 5.402% 8/11/2033 (USD-SOFR + 2.87% on 8/11/2032)[6]		9,000	9,044
HSBC Holdings PLC 6.254% 3/9/2034 (USD-SOFR + 2.39% on 3/9/2033)[6]		40,611	43,185
HSBC Holdings PLC 6.332% 3/9/2044 (USD-SOFR + 2.65% on 3/9/2043)[6]		12,600	13,596

14	American Funds Strategic Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Huarong Finance 2017 Co., Ltd. 4.75% 4/27/2027	USD	1,055	$990
HUB International, Ltd. 5.625% 12/1/2029[5]		7,300	6,973
HUB International, Ltd. 7.25% 6/15/2030[5]		12,781	13,508
Intercontinental Exchange, Inc. 2.65% 9/15/2040		5,700	4,256
JPMorgan Chase & Co. 2.005% 3/13/2026 (USD-SOFR + 1.585% on 3/13/2025)[6]		10,000	9,610
JPMorgan Chase & Co. 2.947% 2/24/2028 (USD-SOFR + 1.17% on 2/24/2027)[6]		15,750	14,825
JPMorgan Chase & Co. 4.323% 4/26/2028 (USD-SOFR + 1.56% on 4/26/2027)[6]		11,000	10,842
JPMorgan Chase & Co. 4.851% 7/25/2028 (USD-SOFR + 1.99% on 7/25/2027)[6]		7,480	7,486
JPMorgan Chase & Co. 1.953% 2/4/2032 (USD-SOFR + 1.065% on 2/4/2031)[6]		11,613	9,443
JPMorgan Chase & Co. 2.545% 11/8/2032 (USD-SOFR + 1.18% on 11/8/2031)[6]		4,600	3,840
Kasikornbank PCL (Hong Kong Branch) 3.343% 10/2/2031 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.70% on 10/2/2026)[6]		5,000	4,602
KBC Groep NV 5.796% 1/19/2029 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.10% on 1/19/2028)[5,6]		4,250	4,325
Marsh & McLennan Companies, Inc. 2.375% 12/15/2031		7,309	6,231
Morgan Stanley 1.593% 5/4/2027 (USD-SOFR + 0.879% on 5/4/2026)[6]		3,159	2,912
Morgan Stanley 4.21% 4/20/2028 (USD-SOFR + 1.61% on 4/20/2027)[6]		4,629	4,527
Morgan Stanley 5.123% 2/1/2029 (USD-SOFR + 1.73% on 2/1/2028)[6]		5,529	5,557
Morgan Stanley 5.164% 4/20/2029 (USD-SOFR + 1.59% on 4/20/2028)[6]		8,070	8,121
Morgan Stanley 2.239% 7/21/2032 (USD-SOFR + 1.178% on 7/21/2031)[6]		17,686	14,443
Morgan Stanley 4.889% 7/20/2033 (USD-SOFR + 2.077% on 7/20/2032)[6]		3,765	3,673
Morgan Stanley 5.424% 7/21/2034 (USD-SOFR + 1.88% on 7/21/2033)[6]		16,036	16,282
Morgan Stanley 6.627% 11/1/2034 (USD-SOFR + 2.05% on 11/1/2033)[6]		15,700	17,391
Nasdaq, Inc. 5.95% 8/15/2053		889	957
Nasdaq, Inc. 6.10% 6/28/2063		1,409	1,525
National Australia Bank, Ltd. 2.99% 5/21/2031[5]		17,000	14,237
Navient Corp. 9.375% 7/25/2030		16,000	16,776
Navient Corp. 11.50% 3/15/2031		9,460	10,371
Navient Corp. 5.625% 8/1/2033		8,350	6,863
New York Life Global Funding 4.55% 1/28/2033[5]		5,893	5,813
NFP Corp. 6.875% 8/15/2028[5]		3,685	3,749
Osaic Holdings, Inc. 10.75% 8/1/2027[5]		2,500	2,540
Oxford Finance, LLC 6.375% 2/1/2027[5]		6,055	5,729
PNC Financial Services Group, Inc. 6.037% 10/28/2033 (USD-SOFR + 2.14% on 10/28/2032)[6]		18,000	18,816
PNC Financial Services Group, Inc. 5.939% 8/18/2034 (USD-SOFR + 1.946% on 8/18/2033)[6]		370	385
PNC Financial Services Group, Inc. 6.875% 10/20/2034 (USD-SOFR + 2.284% on 10/20/2033)[6]		48,160	53,485
Progressive Corp. 2.50% 3/15/2027		20,000	18,783
State Street Corp. 4.821% 1/26/2034 (USD-SOFR + 1.567% on 1/26/2033)[6]		20,807	20,484
Toronto-Dominion Bank (The) 2.00% 9/10/2031		20,000	16,645
Travelers Companies, Inc. 2.55% 4/27/2050		361	238
Truist Financial Corp. 5.867% 6/8/2034 (USD-SOFR + 2.361% on 6/8/2033)[6]		5,597	5,713
U.S. Bancorp 4.839% 2/1/2034 (USD-SOFR + 1.60% on 2/1/2033)[6]		9,000	8,625
U.S. Bancorp 5.836% 6/12/2034 (USD-SOFR + 2.26% on 6/10/2033)[6]		14,969	15,448
UBS Group AG 4.194% 4/1/2031 (USD-SOFR + 3.73% on 4/1/2030)[5,6]		22,550	21,016
UBS Group AG 4.375% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.313% on 2/10/2031)[5,6]		5,375	4,259
Wells Fargo & Co. 3.196% 6/17/2027 (3-month USD CME Term SOFR + 1.432% on 6/17/2026)[6]		1,650	1,578
Wells Fargo & Co. 4.808% 7/25/2028 (USD-SOFR + 1.98% on 7/25/2027)[6]		15,571	15,465
Wells Fargo & Co. 4.897% 7/25/2033 (USD-SOFR + 4.897% on 7/25/2032)[6]		4,891	4,767
Wells Fargo & Co. 6.491% 10/23/2034 (USD-SOFR + 2.06% on 10/23/2033)[6]		33,017	35,938
Wells Fargo & Co. 4.611% 4/25/2053 (USD-SOFR + 2.13% on 4/25/2052)[6]		17,317	15,589
Westpac Banking Corp. 1.953% 11/20/2028		7,248	6,427
			1,227,680

Health care 3.35%
AbbVie, Inc. 2.60% 11/21/2024		3,616	3,534
AbbVie, Inc. 3.20% 11/21/2029		1,207	1,129
Amgen, Inc. 3.00% 2/22/2029		600	565
Amgen, Inc. 4.05% 8/18/2029		16,075	15,747
Amgen, Inc. 5.25% 3/2/2030		11,990	12,331
Amgen, Inc. 4.20% 3/1/2033		14,000	13,326
Amgen, Inc. 5.25% 3/2/2033		31,086	31,882
Amgen, Inc. 4.875% 3/1/2053		4,975	4,654

American Funds Strategic Bond Fund	15

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
Amgen, Inc. 5.65% 3/2/2053	USD	20,474	$21,556
Amgen, Inc. 5.75% 3/2/2063		12,500	13,130
AstraZeneca Finance, LLC 1.75% 5/28/2028		3,050	2,731
AstraZeneca PLC 3.375% 11/16/2025		3,600	3,522
AthenaHealth Group, Inc. 6.50% 2/15/2030[5]		10,000	9,085
Avantor Funding, Inc. 4.625% 7/15/2028[5]		5,785	5,595
Banner Health 2.913% 1/1/2051		10,000	6,856
Bausch Health Americas, Inc. 9.25% 4/1/2026[5]		4,635	4,246
Bausch Health Americas, Inc. 8.50% 1/31/2027[5]		2,820	1,551
Bausch Health Companies, Inc. 5.00% 2/15/2029[5]		5,100	2,219
Baxter International, Inc. 2.272% 12/1/2028		5,032	4,507
Baxter International, Inc. 2.539% 2/1/2032		8,938	7,499
Baxter International, Inc. 3.132% 12/1/2051		12,537	8,633
Bayer US Finance, LLC 6.50% 11/21/2033[5]		21,658	22,397
Bayer US Finance, LLC 6.875% 11/21/2053[5]		4,418	4,710
Baylor Scott & White Holdings 0.827% 11/15/2025		5,463	5,028
Baylor Scott & White Holdings 1.777% 11/15/2030		19,087	15,906
Centene Corp. 2.45% 7/15/2028		24,165	21,540
Centene Corp. 3.00% 10/15/2030		3,625	3,144
Centene Corp. 2.625% 8/1/2031		6,580	5,467
Cigna Group (The) 2.375% 3/15/2031		1,713	1,465
CVS Health Corp. 1.75% 8/21/2030		1,865	1,541
CVS Health Corp. 5.25% 2/21/2033		16,580	16,955
CVS Health Corp. 5.30% 6/1/2033		8,385	8,608
CVS Health Corp. 5.625% 2/21/2053		12,500	12,689
CVS Health Corp. 5.875% 6/1/2053		4,000	4,213
CVS Health Corp. 6.00% 6/1/2063		3,074	3,266
Elevance Health, Inc. 4.75% 2/15/2033		6,892	6,898
Elevance Health, Inc. 5.125% 2/15/2053		2,920	2,927
Endo DAC 6.875% 10/15/2024[5]		625	402
Endo DAC 6.00% 6/30/2028[5,9]		4,300	306
Endo Luxembourg Finance Co. I SARL 6.125% 4/1/2029[5]		2,725	1,746
GE HealthCare Technologies, Inc. 5.65% 11/15/2027		15,000	15,534
Gilead Sciences, Inc. 2.80% 10/1/2050		1,462	1,010
HCA, Inc. 3.625% 3/15/2032		5,028	4,498
Organon & Co. 4.125% 4/30/2028[5]		5,545	5,109
Owens & Minor, Inc. 6.625% 4/1/2030[5]		8,825	8,437
Par Pharmaceutical, Inc. 7.50% 4/1/2027[5]		3,000	1,923
Pfizer Investment Enterprises Pte., Ltd. 4.75% 5/19/2033		13,154	13,188
Pfizer Investment Enterprises Pte., Ltd. 5.11% 5/19/2043		20,000	19,941
Pfizer Investment Enterprises Pte., Ltd. 5.30% 5/19/2053		12,115	12,377
Radiology Partners, Inc. 9.25% 2/1/2028[5]		665	342
Radiology Partners, Inc., Term Loan, (1-month USD CME Term SOFR + 4.25%) 10.179% 7/9/2025[4,8]		1,144	926
Roche Holdings, Inc. 1.93% 12/13/2028[5]		23,675	21,152
Roche Holdings, Inc. 2.607% 12/13/2051[5]		9,473	6,378
RP Escrow Issuer, LLC 5.25% 12/15/2025[5]		13,350	10,696
Summa Health 3.511% 11/15/2051		9,945	7,144
Sutter Health 1.321% 8/15/2025		6,000	5,625
Sutter Health 5.164% 8/15/2033		9,905	10,042
Team Health Holdings, Inc. 6.375% 2/1/2025[5]		1,475	1,237
Tenet Healthcare Corp. 5.125% 11/1/2027		4,100	4,011
Tenet Healthcare Corp. 4.375% 1/15/2030		15,000	13,917
Teva Pharmaceutical Finance Netherlands III BV 6.00% 4/15/2024		3,462	3,454
Teva Pharmaceutical Finance Netherlands III BV 3.15% 10/1/2026		7,300	6,764
Teva Pharmaceutical Finance Netherlands III BV 4.75% 5/9/2027		14,245	13,657
Teva Pharmaceutical Finance Netherlands III BV 6.75% 3/1/2028		3,900	3,990
Teva Pharmaceutical Finance Netherlands III BV 5.125% 5/9/2029		16,280	15,566
Teva Pharmaceutical Finance Netherlands III BV 7.875% 9/15/2029		10,106	10,904
Teva Pharmaceutical Finance Netherlands III BV 8.125% 9/15/2031		9,012	9,840
Teva Pharmaceutical Finance Netherlands III BV 4.10% 10/1/2046		5,000	3,391
Thermo Fisher Scientific, Inc. 5.20% 1/31/2034		4,447	4,658
UnitedHealth Group, Inc. 5.30% 2/15/2030		7,300	7,643
UnitedHealth Group, Inc. 2.00% 5/15/2030		5,404	4,673
UnitedHealth Group, Inc. 4.20% 5/15/2032		4,599	4,503
UnitedHealth Group, Inc. 5.35% 2/15/2033		12,935	13,690
UnitedHealth Group, Inc. 3.25% 5/15/2051		14,216	10,778

16	American Funds Strategic Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
UnitedHealth Group, Inc. 4.75% 5/15/2052	USD	4,503	$4,333
UnitedHealth Group, Inc. 5.875% 2/15/2053		7,300	8,275
West Virginia United Health System Obligated Group 3.129% 6/1/2050		2,775	1,839
			604,951

Energy 3.01%
AI Candelaria (Spain), SLU 5.75% 6/15/2033[5]		2,990	2,322
Apache Corp. 4.625% 11/15/2025		5,395	5,268
Apache Corp. 4.25% 1/15/2030		495	463
Apache Corp. 5.10% 9/1/2040		2,350	2,017
Apache Corp. 4.75% 4/15/2043		11,335	8,938
Apache Corp. 5.35% 7/1/2049		1,665	1,387
Borr IHC, Ltd. 10.00% 11/15/2028[5]		6,209	6,488
Borr IHC, Ltd. 10.375% 11/15/2030[5]		10,000	10,350
Callon Petroleum Co. 7.50% 6/15/2030[5]		7,005	7,072
Canadian Natural Resources, Ltd. 3.85% 6/1/2027		2,000	1,943
Canadian Natural Resources, Ltd. 2.95% 7/15/2030		6,455	5,694
Cenovus Energy, Inc. 5.375% 7/15/2025		1,095	1,097
Cenovus Energy, Inc. 5.25% 6/15/2037		197	189
Cenovus Energy, Inc. 5.40% 6/15/2047		212	201
Cheniere Energy Partners, LP 4.00% 3/1/2031		4,790	4,361
Cheniere Energy Partners, LP 5.95% 6/30/2033[5]		25,000	25,700
Chesapeake Energy Corp. 5.50% 2/1/2026[5]		1,800	1,786
Chesapeake Energy Corp. 5.875% 2/1/2029[5]		1,550	1,521
Chevron Corp. 2.236% 5/11/2030		3,290	2,916
Chevron Corp. 3.078% 5/11/2050		1,181	893
Civitas Resources, Inc. 8.375% 7/1/2028[5]		12,575	13,143
Civitas Resources, Inc. 8.625% 11/1/2030[5]		2,455	2,606
Civitas Resources, Inc. 8.75% 7/1/2031[5]		9,090	9,688
CNX Resources Corp. 7.375% 1/15/2031[5]		3,079	3,104
Columbia Pipelines Holding Co., LLC 6.544% 11/15/2053[5]		3,145	3,468
Columbia Pipelines Operating Co., LLC 5.927% 8/15/2030[5]		3,214	3,326
Columbia Pipelines Operating Co., LLC 6.036% 11/15/2033[5]		2,903	3,042
Columbia Pipelines Operating Co., LLC 6.497% 8/15/2043[5]		2,708	2,905
Comstock Resources, Inc. 5.875% 1/15/2030[5]		3,015	2,619
ConocoPhillips Co. 5.55% 3/15/2054		12,000	12,752
Crescent Energy Finance, LLC 9.25% 2/15/2028[5]		3,045	3,162
CrownRock, LP 5.00% 5/1/2029[5]		3,030	2,958
DT Midstream, Inc. 4.375% 6/15/2031[5]		9,905	8,947
Ecopetrol SA 4.625% 11/2/2031		220	187
Ecopetrol SA 8.875% 1/13/2033		15,765	17,147
Enbridge Energy Partners, LP 5.875% 10/15/2025		155	157
Enbridge, Inc. 6.70% 11/15/2053		14,331	16,687
Energean Israel Finance, Ltd. 5.875% 3/30/2031[5]		2,765	2,341
Energy Transfer, LP 2.90% 5/15/2025		3,201	3,104
Energy Transfer, LP 6.40% 12/1/2030		9,174	9,819
Energy Transfer, LP 6.55% 12/1/2033		4,878	5,301
Energy Transfer, LP 6.50% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 5.694% on 11/15/2026)[6]		2,848	2,713
Energy Transfer, LP 6.625% junior subordinated perpetual bonds (3-month USD-LIBOR + 4.155% on 2/15/2028)[6,10]		2,700	2,265
EQM Midstream Partners, LP 6.00% 7/1/2025[5]		7,200	7,201
EQM Midstream Partners, LP 6.50% 7/1/2027[5]		3,620	3,688
EQM Midstream Partners, LP 4.50% 1/15/2029[5]		2,555	2,416
EQM Midstream Partners, LP 4.75% 1/15/2031[5]		2,850	2,656
EQT Corp. 6.125% 2/1/2025[6]		1,107	1,113
Equinor ASA 3.70% 4/6/2050		1,217	1,006
Exxon Mobil Corp. 4.227% 3/19/2040		1,200	1,115
Exxon Mobil Corp. 3.452% 4/15/2051		1,229	965
Gray Oak Pipeline, LLC 2.60% 10/15/2025[5]		4,442	4,213
Hilcorp Energy I, LP 5.75% 2/1/2029[5]		1,285	1,242
Hilcorp Energy I, LP 6.00% 4/15/2030[5]		2,700	2,622
Hilcorp Energy I, LP 6.00% 2/1/2031[5]		865	837
Hilcorp Energy I, LP 6.25% 4/15/2032[5]		4,550	4,383
Hilcorp Energy I, LP 8.375% 11/1/2033[5]		5,220	5,538
Kinder Morgan, Inc. 5.20% 6/1/2033		4,016	3,994
Kinder Morgan, Inc. 3.25% 8/1/2050		3,345	2,240

American Funds Strategic Bond Fund	17

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Leviathan Bond, Ltd. 6.75% 6/30/2030[5]	USD	3,245	$2,971
Magellan Midstream Partners, LP 3.95% 3/1/2050		12,500	9,572
Marathon Oil Corp. 4.40% 7/15/2027		1,175	1,147
Modec Finance BV 7.84% 7/15/2026[7,11]		9,000	9,049
MPLX, LP 1.75% 3/1/2026		5,933	5,552
MPLX, LP 2.65% 8/15/2030		6,409	5,534
MPLX, LP 4.95% 9/1/2032		9,163	8,972
Murphy Oil Corp. 5.875% 12/1/2027		1,261	1,256
MV24 Capital BV 6.748% 6/1/2034		14,573	13,652
MV24 Capital BV 6.748% 6/1/2034[5]		1,157	1,084
Neptune Energy Bondco PLC 6.625% 5/15/2025[5]		2,775	2,752
New Fortress Energy, Inc. 6.50% 9/30/2026[5]		6,985	6,715
NGL Energy Operating, LLC 7.50% 2/1/2026[5]		12,925	13,065
NGPL PipeCo, LLC 3.25% 7/15/2031[5]		5,000	4,344
Noble Finance II, LLC 8.00% 4/15/2030[5]		1,850	1,927
Northern Oil and Gas, Inc. 8.75% 6/15/2031[5]		4,475	4,667
Occidental Petroleum Corp. 6.125% 1/1/2031		12,000	12,473
Occidental Petroleum Corp. 6.45% 9/15/2036		12,000	12,713
Occidental Petroleum Corp. 6.60% 3/15/2046		12,000	13,009
ONEOK, Inc. 4.55% 7/15/2028		130	128
ONEOK, Inc. 4.35% 3/15/2029		230	224
ONEOK, Inc. 3.10% 3/15/2030		1,788	1,605
ONEOK, Inc. 5.80% 11/1/2030		2,126	2,211
ONEOK, Inc. 6.05% 9/1/2033		15,811	16,759
ONEOK, Inc. 4.95% 7/13/2047		402	361
ONEOK, Inc. 7.15% 1/15/2051		2,610	3,002
ONEOK, Inc. 6.625% 9/1/2053		6,437	7,212
Permian Resources Operating, LLC 9.875% 7/15/2031[5]		7,285	8,104
Permian Resources Operating, LLC 7.00% 1/15/2032[5]		2,150	2,220
Petroleos Mexicanos 4.50% 1/23/2026		2,188	2,049
Petroleos Mexicanos 6.875% 10/16/2025		25,000	24,613
Petroleos Mexicanos 6.70% 2/16/2032		11,544	9,593
Range Resources Corp. 4.75% 2/15/2030[5]		1,340	1,240
Southwestern Energy Co. 8.375% 9/15/2028		1,035	1,073
Southwestern Energy Co. 5.375% 3/15/2030		8,780	8,584
Southwestern Energy Co. 4.75% 2/1/2032		2,200	2,038
Transocean Aquila, Ltd. 8.00% 9/30/2028[5]		3,915	3,976
Transocean, Inc. 8.00% 2/1/2027[5]		5,000	4,880
Transocean, Inc. 8.75% 2/15/2030[5]		3,607	3,771
Transocean, Inc. 6.80% 3/15/2038		5,000	4,015
Venture Global Calcasieu Pass, LLC 6.25% 1/15/2030[5]		10,796	10,752
Venture Global Calcasieu Pass, LLC 4.125% 8/15/2031[5]		3,970	3,503
Venture Global LNG, Inc. 8.125% 6/1/2028[5]		12,500	12,635
Venture Global LNG, Inc. 8.375% 6/1/2031[5]		7,740	7,748
Western Midstream Operating, LP 3.10% 2/1/2025[6]		1,532	1,492
Western Midstream Operating, LP 4.05% 2/1/2030[6]		1,101	1,031
Western Midstream Operating, LP 5.25% 2/1/2050[6]		2,539	2,280
			544,829

Consumer discretionary 2.38%
1011778 B.C. Unlimited Liability Co. 5.75% 4/15/2025[5]		3,200	3,192
Advance Auto Parts, Inc. 5.95% 3/9/2028		1,402	1,396
Advance Auto Parts, Inc. 3.50% 3/15/2032		2,766	2,290
Alibaba Group Holding, Ltd. 2.125% 2/9/2031		20,000	16,585
Allied Universal Holdco, LLC 4.625% 6/1/2028[5]		4,720	4,296
Allied Universal Holdco, LLC 6.00% 6/1/2029[5]		1,915	1,563
Amazon.com, Inc. 1.00% 5/12/2026		20,000	18,482
Amazon.com, Inc. 2.10% 5/12/2031		20,000	17,254
Amazon.com, Inc. 3.10% 5/12/2051		10,000	7,443
Asbury Automotive Group, Inc. 4.625% 11/15/2029[5]		2,865	2,655
Asbury Automotive Group, Inc. 5.00% 2/15/2032[5]		3,495	3,180
Atlas LuxCo 4 SARL 4.625% 6/1/2028[5]		3,605	3,299
AutoNation, Inc. 3.85% 3/1/2032		15,000	13,340
BMW US Capital, LLC 3.90% 4/9/2025[5]		5,300	5,242
BMW US Capital, LLC 3.45% 4/1/2027[5]		8,625	8,301
BMW US Capital, LLC 2.55% 4/1/2031[5]		2,600	2,258
Booking Holdings, Inc. 4.625% 4/13/2030		4,000	4,033

18	American Funds Strategic Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Boyd Gaming Corp. 4.75% 12/1/2027	USD	2,300	$2,217
Boyd Gaming Corp. 4.75% 6/15/2031[5]		9,565	8,789
Caesars Entertainment, Inc. 6.25% 7/1/2025[5]		2,795	2,805
Carnival Corp. 5.75% 3/1/2027[5]		11,000	10,738
Carnival Corp. 4.00% 8/1/2028[5]		11,000	10,234
Carnival Corp. 6.00% 5/1/2029[5]		14,555	14,016
Carnival Corp. 7.00% 8/15/2029[5]		3,470	3,625
Carnival Corp. 10.50% 6/1/2030[5]		1,975	2,162
Daimler Trucks Finance North America, LLC 5.125% 1/19/2028[5]		24,000	24,158
Daimler Trucks Finance North America, LLC 2.375% 12/14/2028[5]		7,775	6,931
Daimler Trucks Finance North America, LLC 2.50% 12/14/2031[5]		7,835	6,505
Everi Holdings, Inc. 5.00% 7/15/2029[5]		5,750	5,226
Fertitta Entertainment, LLC 4.625% 1/15/2029[5]		5,000	4,541
Fertitta Entertainment, LLC 6.75% 1/15/2030[5]		10,000	8,791
Ford Motor Co. 4.75% 1/15/2043		3,329	2,752
Ford Motor Co. 5.291% 12/8/2046		6,671	5,885
Ford Motor Credit Co., LLC 5.125% 6/16/2025		4,175	4,124
Ford Motor Credit Co., LLC 2.70% 8/10/2026		7,820	7,246
Ford Motor Credit Co., LLC 4.95% 5/28/2027		7,775	7,591
Ford Motor Credit Co., LLC 3.815% 11/2/2027		10,000	9,343
Ford Motor Credit Co., LLC 2.90% 2/10/2029		5,725	5,019
Ford Motor Credit Co., LLC 7.20% 6/10/2030		2,895	3,086
Ford Motor Credit Co., LLC 7.122% 11/7/2033		4,866	5,245
General Motors Co. 6.80% 10/1/2027		1,882	1,996
Grand Canyon University 4.375% 10/1/2026		10,000	9,650
Grand Canyon University 5.125% 10/1/2028		7,000	6,277
Grupo Axo, SAPI de CV 5.75% 6/8/2026[5]		4,450	4,138
Hanesbrands, Inc. 9.00% 2/15/2031[5]		2,000	1,962
Hanesbrands, Inc., Term Loan B, (3-month USD CME Term SOFR + 3.75%) 9.106% 3/8/2030[4,8]		2,824	2,824
Hilton Grand Vacations Borrower, LLC 5.00% 6/1/2029[5]		3,403	3,144
Home Depot, Inc. 2.95% 6/15/2029		1,435	1,350
Jacobs Entertainment, Inc. 6.75% 2/15/2029[5]		5,305	4,992
Marriott International, Inc. 5.75% 5/1/2025		129	130
McDonald’s Corp. 3.625% 9/1/2049		979	786
McDonald’s Corp. 4.20% 4/1/2050		2,259	2,001
McDonald’s Corp. 5.15% 9/9/2052		2,620	2,666
MercadoLibre, Inc. 2.375% 1/14/2026		4,255	3,977
MGM Resorts International 6.75% 5/1/2025		3,500	3,513
Mohegan Gaming & Entertainment 8.00% 2/1/2026[5]		13,167	12,435
NCL Corp., Ltd. 5.875% 3/15/2026[5]		5,600	5,476
NCL Corp., Ltd. 5.875% 2/15/2027[5]		3,805	3,774
NCL Corp., Ltd. 7.75% 2/15/2029[5]		4,880	4,914
Nordstrom, Inc. 4.25% 8/1/2031		4,000	3,333
Party City Holdings, Inc. 0% 10/12/2028[7]		560	—	[2]
Party City Holdings, Inc. 12.00% PIK or 12.00% Cash 1/11/2029[5,12]		2,281	2,228
Royal Caribbean Cruises, Ltd. 4.25% 7/1/2026[5]		16,160	15,619
Royal Caribbean Cruises, Ltd. 5.50% 4/1/2028[5]		5,000	4,939
Royal Caribbean Cruises, Ltd. 8.25% 1/15/2029[5]		11,931	12,686
Sally Holdings, LLC 5.625% 12/1/2025		5,600	5,605
Scientific Games Holdings, LP 6.625% 3/1/2030[5]		5,195	4,918
Tapestry, Inc. 7.85% 11/27/2033		8,782	9,373
Toyota Motor Credit Corp. 3.375% 4/1/2030		2,865	2,694
Universal Entertainment Corp. 8.75% 12/11/2024[5]		5,500	5,921
Wynn Resorts Finance, LLC 5.125% 10/1/2029[5]		5,490	5,188
Wynn Resorts Finance, LLC 7.125% 2/15/2031[5]		5,229	5,452
			429,799

Industrials 2.33%
Allison Transmission, Inc. 3.75% 1/30/2031[5]		4,575	4,047
Atlantic Aviation FBO, Inc., Term Loan, (3-month USD CME Term SOFR + 2.75%) 8.22% 9/22/2028[4,8]		8,820	8,822
Boeing Co. 4.875% 5/1/2025		162	161
Boeing Co. 5.15% 5/1/2030		22,866	23,291
Boeing Co. 3.625% 2/1/2031		7,848	7,293
Boeing Co. 3.60% 5/1/2034		6,460	5,712
Boeing Co. 5.705% 5/1/2040		4,000	4,140

American Funds Strategic Bond Fund	19

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
Boeing Co. 5.93% 5/1/2060	USD	11,000	$11,410
Bombardier, Inc. 7.125% 6/15/2026[5]		5,097	5,078
Bombardier, Inc. 7.875% 4/15/2027[5]		2,610	2,613
Bombardier, Inc. 6.00% 2/15/2028[5]		4,180	4,077
Bombardier, Inc. 7.50% 2/1/2029[5]		9,000	9,157
Bombardier, Inc. 8.75% 11/15/2030[5]		12,000	12,791
Burlington Northern Santa Fe, LLC 3.30% 9/15/2051		3,856	2,933
BWX Technologies, Inc. 4.125% 6/30/2028[5]		4,760	4,419
Canadian Pacific Railway Co. 2.05% 3/5/2030		2,000	1,713
Canadian Pacific Railway Co. 3.10% 12/2/2051		16,554	11,975
Carrier Global Corp. 2.722% 2/15/2030		2,736	2,449
Carrier Global Corp. 2.70% 2/15/2031		2,736	2,392
Carrier Global Corp. 5.90% 3/15/2034[5]		12,611	13,645
Carrier Global Corp. 3.577% 4/5/2050		1,955	1,531
Carrier Global Corp. 6.20% 3/15/2054[5]		11,737	13,582
Clarivate Science Holdings Corp. 3.875% 7/1/2028[5]		2,525	2,383
CoreLogic, Inc. 4.50% 5/1/2028[5]		14,000	12,278
CoreLogic, Inc., Term Loan, (3-month USD CME Term SOFR + 6.50%) 11.97% 6/4/2029[4,8]		3,375	3,040
CSX Corp. 2.40% 2/15/2030		2,228	1,971
CSX Corp. 3.80% 4/15/2050		546	447
Icahn Enterprises, LP 9.75% 1/15/2029[5]		13,000	13,279
Lockheed Martin Corp. 5.10% 11/15/2027		8,371	8,645
Lockheed Martin Corp. 5.25% 1/15/2033		13,204	14,013
Lockheed Martin Corp. 5.70% 11/15/2054		6,373	7,177
Mileage Plus Holdings, LLC 6.50% 6/20/2027[5]		2,734	2,743
Norfolk Southern Corp. 4.45% 3/1/2033		1,343	1,326
Norfolk Southern Corp. 5.35% 8/1/2054		15,905	16,553
PM General Purchaser, LLC 9.50% 10/1/2028[5]		6,330	6,426
Regal Rexnord Corp. 6.30% 2/15/2030[5]		15,000	15,402
Regal Rexnord Corp. 6.40% 4/15/2033[5]		15,000	15,646
Ritchie Bros. Holdings, Inc. 6.75% 3/15/2028[5]		5,956	6,140
Ritchie Bros. Holdings, Inc. 7.75% 3/15/2031[5]		6,860	7,322
Rolls-Royce PLC 5.75% 10/15/2027[5]		10,265	10,289
RTX Corp. 6.10% 3/15/2034		7,284	7,908
RTX Corp. 5.375% 2/27/2053		12,191	12,398
RTX Corp. 6.40% 3/15/2054		4,069	4,714
SkyMiles IP, Ltd. 4.50% 10/20/2025[5]		3,002	2,957
SkyMiles IP, Ltd. 4.75% 10/20/2028[5]		2,760	2,716
SkyMiles IP, Ltd., Term Loan, (3-month USD CME Term SOFR + 3.75%) 9.166% 10/20/2027[4,8]		2,400	2,461
Spirit AeroSystems, Inc. 4.60% 6/15/2028		8,180	7,245
Spirit AeroSystems, Inc. 9.375% 11/30/2029[5]		2,492	2,730
Spirit AeroSystems, Inc. 9.75% 11/15/2030[5]		4,400	4,735
TK Elevator Holdco GmbH 7.625% 7/15/2028[5]		7,875	7,745
TK Elevator U.S. Newco, Inc. 5.25% 7/15/2027[5]		2,625	2,580
TransDigm, Inc. 5.50% 11/15/2027		5,000	4,903
TransDigm, Inc. 4.875% 5/1/2029		1,990	1,862
Triumph Group, Inc. 9.00% 3/15/2028[5]		4,754	5,061
Union Pacific Corp. 2.375% 5/20/2031		26,768	23,282
Union Pacific Corp. 2.80% 2/14/2032		9,999	8,876
Union Pacific Corp. 2.95% 3/10/2052		9,118	6,475
United Airlines, Inc. 4.375% 4/15/2026[5]		3,605	3,516
United Airlines, Inc. 4.625% 4/15/2029[5]		2,920	2,734
WESCO Distribution, Inc. 7.125% 6/15/2025[5]		5,835	5,882
WESCO Distribution, Inc. 7.25% 6/15/2028[5]		3,095	3,183
			422,274

Utilities 2.13%
AEP Transmission Co., LLC 3.65% 4/1/2050		725	572
AES Corp. 2.45% 1/15/2031		7,500	6,306
AES Panama Generation Holdings SRL 4.375% 5/31/2030[5]		2,799	2,355
Alabama Power Co. 3.94% 9/1/2032		15,000	14,315
Alabama Power Co. 5.85% 11/15/2033		2,900	3,120
Alabama Power Co. 3.00% 3/15/2052		13,130	9,191
Alfa Desarrollo SpA 4.55% 9/27/2051[5]		5,858	4,579
Alliant Energy Finance, LLC 3.60% 3/1/2032[5]		6,800	5,974

20	American Funds Strategic Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Consumers Energy Co. 3.60% 8/15/2032	USD	5,148	$4,775
Consumers Energy Co. 4.625% 5/15/2033		14,550	14,535
DTE Electric Co. 3.65% 3/1/2052		5,750	4,551
DTE Energy Co. 3.00% 3/1/2032		9,475	8,405
Duke Energy Corp. 5.75% 9/15/2033		12,000	12,705
Duke Energy Corp. 6.10% 9/15/2053		8,000	8,689
Duke Energy Florida, LLC 5.95% 11/15/2052		2,850	3,124
Edison International 4.125% 3/15/2028		2,165	2,093
Edison International 5.00% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.901% on 3/15/2027)[6]		10,000	9,336
Electricité de France SA 9.125% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 5.411% on 6/15/2033)[5,6]		9,825	10,993
Emera, Inc. 6.75% 6/15/2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)[6,10]		350	344
Entergy Louisiana, LLC 4.75% 9/15/2052		650	599
FirstEnergy Corp. 2.65% 3/1/2030		3,712	3,211
Florida Power & Light Co. 5.05% 4/1/2028		8,525	8,721
Florida Power & Light Co. 5.10% 4/1/2033		10,525	10,870
Florida Power & Light Co. 5.30% 4/1/2053		5,391	5,647
Georgia Power Co. 4.95% 5/17/2033		7,250	7,314
Oncor Electric Delivery Co., LLC 4.55% 9/15/2032		7,150	7,088
Pacific Gas and Electric Co. 3.15% 1/1/2026		104	100
Pacific Gas and Electric Co. 2.95% 3/1/2026		355	336
Pacific Gas and Electric Co. 3.30% 3/15/2027		144	135
Pacific Gas and Electric Co. 3.30% 12/1/2027		304	284
Pacific Gas and Electric Co. 3.00% 6/15/2028		11,450	10,444
Pacific Gas and Electric Co. 4.65% 8/1/2028		141	136
Pacific Gas and Electric Co. 4.55% 7/1/2030		15,281	14,568
Pacific Gas and Electric Co. 2.50% 2/1/2031		11,399	9,414
Pacific Gas and Electric Co. 3.25% 6/1/2031		28,176	24,428
Pacific Gas and Electric Co. 6.40% 6/15/2033		24,575	25,883
Pacific Gas and Electric Co. 3.50% 8/1/2050		16,250	11,253
Pacific Gas and Electric Co. 6.75% 1/15/2053		2,560	2,792
PacifiCorp 4.15% 2/15/2050		2,950	2,395
PacifiCorp 3.30% 3/15/2051		1,750	1,216
PacifiCorp 2.90% 6/15/2052		608	392
PacifiCorp 5.35% 12/1/2053		13,534	13,038
PacifiCorp 5.50% 5/15/2054		6,216	6,113
PG&E Corp. 5.00% 7/1/2028		1,995	1,942
PG&E Corp. 5.25% 7/1/2030		1,485	1,434
Public Service Company of Colorado 2.70% 1/15/2051		1,794	1,131
Southern California Edison Co. 2.85% 8/1/2029		1,100	1,003
Southern California Edison Co. 2.75% 2/1/2032		16,975	14,618
Southern California Edison Co. 3.60% 2/1/2045		1,009	786
Southern California Edison Co. 3.65% 2/1/2050		930	721
Southern California Edison Co. 3.45% 2/1/2052		25,000	18,270
Southern California Gas Co. 2.55% 2/1/2030		875	770
Talen Energy Supply, LLC 8.625% 6/1/2030[5]		12,341	13,122
Venture Global Calcasieu Pass, LLC 3.875% 8/15/2029[5]		4,855	4,411
Virginia Electric & Power 2.30% 11/15/2031		4,100	3,448
Virginia Electric & Power 2.40% 3/30/2032		10,250	8,633
Virginia Electric & Power 2.45% 12/15/2050		8,041	4,945
WEC Energy Group, Inc. 5.15% 10/1/2027		4,100	4,162
Xcel Energy, Inc. 4.60% 6/1/2032		4,275	4,171
Xcel Energy, Inc. 5.45% 8/15/2033		7,725	7,971
Xcel Energy, Inc. 3.50% 12/1/2049		885	653
			384,530

Communication services 2.05%
América Móvil, SAB de CV, 9.50% 1/27/2031	MXN	823,210	47,179
AT&T, Inc. 4.35% 3/1/2029	USD	1,250	1,234
AT&T, Inc. 2.25% 2/1/2032		5,000	4,137
AT&T, Inc. 3.50% 9/15/2053		22,215	16,140
CCO Holdings, LLC 4.75% 3/1/2030[5]		2,200	2,013
CCO Holdings, LLC 4.25% 2/1/2031[5]		13,500	11,816
CCO Holdings, LLC 4.75% 2/1/2032[5]		20,000	17,662
CCO Holdings, LLC 4.50% 6/1/2033[5]		7,875	6,674
CCO Holdings, LLC 4.25% 1/15/2034[5]		8,725	7,102

American Funds Strategic Bond Fund	21

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
Charter Communications Operating, LLC 5.25% 4/1/2053	USD	15,000	$12,583
Consolidated Communications, Inc. 5.00% 10/1/2028[5]		2,800	2,299
DISH Network Corp. 11.75% 11/15/2027[5]		10,125	10,577
Embarq Corp. 7.995% 6/1/2036		1,250	783
Gray Escrow II, Inc. 5.375% 11/15/2031[5]		2,650	2,002
Meta Platforms, Inc. 3.85% 8/15/2032		45,000	42,819
Meta Platforms, Inc. 4.45% 8/15/2052		22,500	20,689
Midas OpCo Holdings, LLC 5.625% 8/15/2029[5]		5,810	5,351
Netflix, Inc. 3.625% 6/15/2025[5]		2,225	2,185
Netflix, Inc. 4.875% 4/15/2028		15,250	15,464
Netflix, Inc. 5.875% 11/15/2028		15,466	16,321
Netflix, Inc. 6.375% 5/15/2029		275	299
Netflix, Inc. 5.375% 11/15/2029[5]		1,050	1,086
Netflix, Inc. 4.875% 6/15/2030[5]		1,535	1,556
News Corp. 3.875% 5/15/2029[5]		3,725	3,429
Nexstar Media, Inc. 4.75% 11/1/2028[5]		6,000	5,534
Sirius XM Radio, Inc. 4.00% 7/15/2028[5]		7,600	7,034
Sirius XM Radio, Inc. 3.875% 9/1/2031[5]		10,575	9,060
Tencent Holdings, Ltd. 3.68% 4/22/2041		2,304	1,814
Tencent Holdings, Ltd. 3.24% 6/3/2050[5]		14,410	9,622
Tencent Holdings, Ltd. 3.24% 6/3/2050		6,816	4,551
Tencent Holdings, Ltd. 3.84% 4/22/2051		19,747	14,774
Tencent Holdings, Ltd. 3.84% 4/22/2051[5]		2,135	1,597
T-Mobile USA, Inc. 2.55% 2/15/2031		19,963	17,204
T-Mobile USA, Inc. 2.875% 2/15/2031		3,037	2,679
T-Mobile USA, Inc. 3.40% 10/15/2052		7,214	5,260
Univision Communications, Inc. 6.625% 6/1/2027[5]		7,100	7,086
Univision Communications, Inc. 8.00% 8/15/2028[5]		5,485	5,662
Univision Communications, Inc. 4.50% 5/1/2029[5]		6,750	6,030
Univision Communications, Inc. 7.375% 6/30/2030[5]		2,050	2,046
Verizon Communications, Inc. 2.55% 3/21/2031		8,188	7,062
Verizon Communications, Inc. 3.55% 3/22/2051		15,000	11,569
			369,984

Materials 1.58%
Anglo American Capital PLC 5.375% 4/1/2025[5]		919	915
Anglo American Capital PLC 5.625% 4/1/2030[5]		6,000	6,097
Ball Corp. 6.875% 3/15/2028		10,635	11,056
Ball Corp. 2.875% 8/15/2030		14,060	12,079
BHP Billiton Finance (USA), Ltd. 4.90% 2/28/2033		4,431	4,534
BHP Billiton Finance (USA), Ltd. 5.25% 9/8/2033		22,008	22,834
BHP Billiton Finance (USA), Ltd. 5.50% 9/8/2053		5,284	5,770
Braskem Idesa SAPI 7.45% 11/15/2029		13,000	8,184
Braskem Idesa SAPI 6.99% 2/20/2032[5]		13,676	8,019
Braskem Idesa SAPI 6.99% 2/20/2032		3,618	2,121
Braskem Netherlands Finance BV 4.50% 1/10/2028		4,397	3,602
Braskem Netherlands Finance BV 8.50% 1/12/2031[5]		8,660	8,065
Braskem Netherlands Finance BV 8.50% 1/12/2031		2,603	2,424
Braskem Netherlands Finance BV 7.25% 2/13/2033[5]		7,945	6,699
Braskem Netherlands Finance BV 7.25% 2/13/2033		3,000	2,529
Celanese US Holdings, LLC 6.35% 11/15/2028		12,754	13,388
Celanese US Holdings, LLC 6.55% 11/15/2030		8,884	9,403
Celanese US Holdings, LLC 6.70% 11/15/2033		6,765	7,342
CVR Partners, LP 6.125% 6/15/2028[5]		5,290	4,941
EIDP, Inc. 4.80% 5/15/2033		6,692	6,767
First Quantum Minerals, Ltd. 6.875% 3/1/2026[5]		800	717
First Quantum Minerals, Ltd. 6.875% 10/15/2027[5]		6,500	5,533
FXI Holdings, Inc. 12.25% 11/15/2026[5]		13,721	12,246
FXI Holdings, Inc. 12.25% 11/15/2026[5]		8,422	7,559
International Flavors & Fragrances, Inc. 2.30% 11/1/2030[5]		15,800	13,078
LABL, Inc. 9.50% 11/1/2028[5]		4,370	4,419
LYB International Finance III, LLC 4.20% 5/1/2050		2,800	2,237
LYB International Finance III, LLC 3.625% 4/1/2051		8,366	6,101
Mauser Packaging Solutions Holding Co. 7.875% 8/15/2026[5]		12,605	12,839
Mineral Resources, Ltd. 9.25% 10/1/2028[5]		8,230	8,765
NOVA Chemicals Corp. 5.25% 6/1/2027[5]		6,050	5,679
NOVA Chemicals Corp. 8.50% 11/15/2028[5]		3,165	3,323

22	American Funds Strategic Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Materials (continued)
NOVA Chemicals Corp. 4.25% 5/15/2029[5]	USD	10,000	$8,432
Nutrien, Ltd. 5.80% 3/27/2053		4,119	4,412
OCI NV 6.70% 3/16/2033[5]		14,213	14,529
Sasol Financing USA, LLC 8.75% 5/3/2029[5]		21,000	21,448
Tronox, Inc. 4.625% 3/15/2029[5]		9,435	8,364
			286,450

Consumer staples 1.27%
7-Eleven, Inc. 0.95% 2/10/2026[5]		6,625	6,126
7-Eleven, Inc. 1.30% 2/10/2028[5]		1,890	1,655
7-Eleven, Inc. 1.80% 2/10/2031[5]		12,000	9,760
7-Eleven, Inc. 2.50% 2/10/2041[5]		12,000	8,291
7-Eleven, Inc. 2.80% 2/10/2051[5]		10,835	6,979
Albertsons Companies, Inc. 3.50% 3/15/2029[5]		5,730	5,209
Altria Group, Inc. 3.70% 2/4/2051		1,811	1,277
BAT Capital Corp. 2.726% 3/25/2031		5,000	4,197
BAT Capital Corp. 4.742% 3/16/2032		15,000	14,403
BAT Capital Corp. 6.421% 8/2/2033		8,939	9,361
BAT Capital Corp. 4.39% 8/15/2037		1,050	881
BAT Capital Corp. 3.734% 9/25/2040		2,640	1,944
BAT Capital Corp. 4.54% 8/15/2047		1,719	1,323
BAT Capital Corp. 4.758% 9/6/2049		941	747
BAT Capital Corp. 5.65% 3/16/2052		4,750	4,295
BAT Capital Corp. 7.081% 8/2/2053		19,446	20,809
Constellation Brands, Inc. 4.35% 5/9/2027		11,513	11,421
Constellation Brands, Inc. 4.75% 5/9/2032		6,096	6,077
H.J. Heinz Co. 3.00% 6/1/2026		2,567	2,467
H.J. Heinz Co. 3.875% 5/15/2027		2,236	2,195
J. M. Smucker Co. (The) 6.20% 11/15/2033		4,213	4,597
J. M. Smucker Co. (The) 6.50% 11/15/2043		1,086	1,211
J. M. Smucker Co. (The) 6.50% 11/15/2053		3,058	3,531
Kronos Acquisition Holdings, Inc. 7.00% 12/31/2027[5]		5,000	4,780
MARB BondCo PLC 3.95% 1/29/2031[5]		2,821	2,293
Minerva Luxembourg SA 8.875% 9/13/2033[5]		10,745	11,379
NBM US Holdings, Inc. 6.625% 8/6/2029[11]		3,667	3,599
Philip Morris International, Inc. 5.125% 11/17/2027		16,032	16,328
Philip Morris International, Inc. 5.625% 11/17/2029		7,731	8,112
Philip Morris International, Inc. 1.75% 11/1/2030		6,736	5,556
Philip Morris International, Inc. 5.75% 11/17/2032		10,007	10,507
Philip Morris International, Inc. 5.625% 9/7/2033		20,000	20,899
Post Holdings, Inc. 5.50% 12/15/2029[5]		4,000	3,858
Post Holdings, Inc. 4.625% 4/15/2030[5]		4,000	3,684
Post Holdings, Inc. 4.50% 9/15/2031[5]		10,920	9,801
Reynolds American, Inc. 5.85% 8/15/2045		105	98
			229,650

Real estate 1.11%
Boston Properties, LP 2.55% 4/1/2032		904	720
Boston Properties, LP 2.45% 10/1/2033		593	452
Boston Properties, LP 6.50% 1/15/2034		19,565	20,661
Corp. Inmobiliaria Vesta, SAB de CV 3.625% 5/13/2031[5]		4,075	3,504
Crown Castle, Inc. 5.00% 1/11/2028		1,877	1,871
Crown Castle, Inc. 5.80% 3/1/2034		8,403	8,703
Equinix, Inc. 2.625% 11/18/2024		2,226	2,169
Equinix, Inc. 2.90% 11/18/2026		883	839
Equinix, Inc. 2.00% 5/15/2028		4,765	4,254
Equinix, Inc. 3.20% 11/18/2029		798	734
Equinix, Inc. 2.50% 5/15/2031		8,771	7,451
Equinix, Inc. 3.40% 2/15/2052		4,370	3,205
FibraSOMA 4.375% 7/22/2031[5]		7,079	5,371
GLP Capital, LP 4.00% 1/15/2030		2,000	1,827
Highwoods Realty, LP 7.65% 2/1/2034		868	937
Howard Hughes Corp. (The) 5.375% 8/1/2028[5]		2,135	2,055
Howard Hughes Corp. (The) 4.375% 2/1/2031[5]		4,025	3,498
Hudson Pacific Properties, LP 4.65% 4/1/2029		182	148
Hudson Pacific Properties, LP 3.25% 1/15/2030		320	235
Iron Mountain, Inc. 5.00% 7/15/2028[5]		4,000	3,847

American Funds Strategic Bond Fund	23

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Real estate (continued)
Kennedy-Wilson, Inc. 4.75% 3/1/2029	USD	2,325	$1,944
Kennedy-Wilson, Inc. 5.00% 3/1/2031		2,300	1,829
Kilroy Realty, LP 2.65% 11/15/2033		1,513	1,149
Ladder Capital Finance Holdings LLLP 4.25% 2/1/2027[5]		3,425	3,231
MPT Operating Partnership, LP 5.25% 8/1/2026		2,000	1,790
Public Storage Operating Co. 1.85% 5/1/2028		3,147	2,829
Public Storage Operating Co. 2.30% 5/1/2031		1,902	1,636
Public Storage Operating Co. 5.10% 8/1/2033		14,875	15,410
Public Storage Operating Co. 5.35% 8/1/2053		10,690	11,179
Service Properties Trust 8.625% 11/15/2031[5]		5,145	5,393
Sun Communities Operating, LP 2.30% 11/1/2028		4,193	3,672
Sun Communities Operating, LP 2.70% 7/15/2031		14,919	12,442
Sun Communities Operating, LP 4.20% 4/15/2032		18,016	16,451
VICI Properties, LP 3.75% 2/15/2027[5]		955	902
VICI Properties, LP 3.875% 2/15/2029[5]		6,800	6,252
VICI Properties, LP 4.125% 8/15/2030[5]		7,860	7,168
VICI Properties, LP 5.125% 5/15/2032		22,827	22,277
Vornado Realty, LP 2.15% 6/1/2026		934	843
WeWork Companies, LLC 6.00% PIK and 5.00% Cash 8/15/2027[5,9,12]		16,031	3,367
WeWork Companies, LLC 8.00% PIK and 7.00% Cash 8/15/2027[5,9,12]		12,775	4,407
XHR, LP 4.875% 6/1/2029[5]		4,350	4,009
			200,661

Information technology 1.06%
Analog Devices, Inc. 1.70% 10/1/2028		6,752	5,993
Analog Devices, Inc. 2.10% 10/1/2031		12,879	10,967
BMC Software, Inc., Term Loan, (1-month USD CME Term SOFR + 5.50%) 10.97% 2/27/2026[4,8]		8,950	8,958
Broadcom, Inc. 4.75% 4/15/2029		6,000	6,018
Broadcom, Inc. 3.419% 4/15/2033[5]		8,000	7,030
Broadcom, Inc. 3.469% 4/15/2034[5]		10,000	8,704
Broadcom, Inc. 3.187% 11/15/2036[5]		5,996	4,862
Broadcom, Inc. 3.50% 2/15/2041[5]		6,686	5,306
Cloud Software Group, Inc. 9.00% 9/30/2029[5]		14,175	13,485
CommScope, Inc. 7.125% 7/1/2028[5]		2,162	1,029
Diebold Nixdorf, Inc., Term Loan, (3-month USD CME Term SOFR + 7.00%) 12.86% 8/11/2028[4,5,8]		23,886	24,633
Entegris Escrow Corp. 4.75% 4/15/2029[5]		9,885	9,535
Finastra USA, Inc., Term Loan, (3-month USD CME Term SOFR + 7.25%) 12.61% 9/13/2029[4,8,11]		80	79
Finastra USA, Inc., Term Loan B, (3-month USD CME Term SOFR + 7.25%) 12.713% 9/13/2029[4,8,11]		2,915	2,871
NCR Atleos Corp. 9.50% 4/1/2029[5]		14,074	14,966
Oracle Corp. 3.60% 4/1/2050		5,000	3,708
Oracle Corp. 3.95% 3/25/2051		6,167	4,838
Roper Technologies, Inc. 1.75% 2/15/2031		23,000	18,956
SK hynix, Inc. 6.375% 1/17/2028[5]		4,820	4,978
SK hynix, Inc. 2.375% 1/19/2031[5]		2,979	2,418
SK hynix, Inc. 6.50% 1/17/2033		3,688	3,897
SK hynix, Inc. 6.50% 1/17/2033[5]		1,312	1,386
Tibco Software, Inc., Term Loan A, (3-month USD CME Term SOFR + 4.50%) 9.948% 9/29/2028[4,8]		10,907	10,680
UKG, Inc., Term Loan, (3-month USD CME Term SOFR + 5.25%) 10.764% 5/3/2027[4,8]		3,075	3,088
Unisys Corp. 6.875% 11/1/2027[5]		2,675	2,411
Wolfspeed, Inc. 9.875% 6/23/2030 (10.875% on 6/23/2026)[6,7,11]		10,655	10,841
			191,637

Total corporate bonds, notes & loans			4,892,445

U.S. Treasury bonds & notes 16.94%
U.S. Treasury 14.13%
U.S. Treasury 2.25% 4/30/2024		1,224	1,212
U.S. Treasury 3.25% 8/31/2024		165	163
U.S. Treasury 4.25% 9/30/2024		94	94
U.S. Treasury 4.375% 10/31/2024		2,004	1,996
U.S. Treasury 3.875% 4/30/2025		1,978	1,961
U.S. Treasury 4.00% 2/15/2026		6,003	5,977
U.S. Treasury 4.625% 3/15/2026		3,158	3,186

24	American Funds Strategic Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 4.125% 6/15/2026	USD	408	$408
U.S. Treasury 1.875% 6/30/2026		566	537
U.S. Treasury 0.875% 9/30/2026		2,093	1,923
U.S. Treasury 1.625% 9/30/2026		385	361
U.S. Treasury 4.75% 10/15/2026		3,268	3,317
U.S. Treasury 4.375% 12/15/2026		2,000	2,020
U.S. Treasury 1.75% 12/31/2026		24,924	23,361
U.S. Treasury 4.125% 10/31/2027		1,908	1,921
U.S. Treasury 3.625% 3/31/2028		6,311	6,244
U.S. Treasury 4.875% 10/31/2028		2,631	2,747
U.S. Treasury 3.125% 11/15/2028		205	198
U.S. Treasury 4.375% 11/30/2028		2,439	2,496
U.S. Treasury 1.875% 2/28/2029		47,310	42,917
U.S. Treasury 3.50% 1/31/2030[13]		344,000	336,662
U.S. Treasury 1.375% 11/15/2031		4,248	3,530
U.S. Treasury 1.875% 2/15/2032		247,136	212,595
U.S. Treasury 2.875% 5/15/2032		155,367	144,066
U.S. Treasury 2.75% 8/15/2032		3,174	2,909
U.S. Treasury 4.125% 11/15/2032		17,130	17,423
U.S. Treasury 3.50% 2/15/2033[13]		338,979	328,915
U.S. Treasury 3.875% 8/15/2033[13]		331,284	331,077
U.S. Treasury 4.50% 11/15/2033		25,248	26,520
U.S. Treasury 4.375% 11/15/2039[13]		209,700	218,728
U.S. Treasury 1.125% 8/15/2040		45,000	28,795
U.S. Treasury 1.875% 2/15/2041[13]		268,000	193,086
U.S. Treasury 2.25% 5/15/2041		98,018	74,838
U.S. Treasury 1.75% 8/15/2041[13]		447,578	312,011
U.S. Treasury 3.00% 5/15/2042		50,082	42,457
U.S. Treasury 3.25% 5/15/2042		36,720	32,282
U.S. Treasury 3.875% 2/15/2043		1,690	1,615
U.S. Treasury 4.375% 8/15/2043		1,867	1,909
U.S. Treasury 1.375% 8/15/2050		29,660	16,577
U.S. Treasury 1.625% 11/15/2050		66,000	39,439
U.S. Treasury 2.375% 5/15/2051		77,828	55,714
U.S. Treasury 3.625% 2/15/2053		15,719	14,554
U.S. Treasury 4.125% 8/15/2053		15,220	15,426
			2,554,167

U.S. Treasury inflation-protected securities 2.81%
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2025[14]		50,340	48,787
U.S. Treasury Inflation-Protected Security 0.625% 7/15/2032[14]		170,715	156,204
U.S. Treasury Inflation-Protected Security 0.125% 2/15/2050[14]		3,904	2,560
U.S. Treasury Inflation-Protected Security 0.125% 2/15/2051[13,14]		395,952	246,693
U.S. Treasury Inflation-Protected Security 0.125% 2/15/2052[14]		86,227	53,225
			507,469

Total U.S. Treasury bonds & notes			3,061,636

Bonds & notes of governments & government agencies outside the U.S. 5.63%
Angola (Republic of) 9.50% 11/12/2025		5,570	5,481
Angola (Republic of) 8.00% 11/26/2029		6,000	5,346
Argentine Republic 1.00% 7/9/2029		161	65
Argentine Republic 3.625% 7/9/2035 (4.125% on 7/9/2024)[6]		16,951	5,858
Brazil (Federative Republic of) 6.00% 8/15/2040[14]	BRL	55,670	12,248
Brazil (Federative Republic of) 6.00% 8/15/2050[14]		1,025,272	227,234
Brazil (Federative Republic of) 6.00% 5/15/2055[14]		9,160	2,037
Brazil (Federative Republic of) 6.00% 8/15/2060[14]		55,670	12,378
Chile (Republic of) 4.34% 3/7/2042	USD	3,565	3,196
Chile (Republic of) 3.10% 1/22/2061		21,959	14,805
Colombia (Republic of) 3.00% 1/30/2030		5,422	4,589
Colombia (Republic of) 3.125% 4/15/2031		3,297	2,692
Colombia (Republic of) 8.00% 4/20/2033		22,365	24,434
Colombia (Republic of) 7.50% 2/2/2034		7,660	8,105
Colombia (Republic of) 8.00% 11/14/2035		5,815	6,373
Colombia (Republic of) 5.625% 2/26/2044		200	169
Colombia (Republic of) 5.00% 6/15/2045		7,341	5,721
Colombia (Republic of) 5.20% 5/15/2049		1,279	1,003

American Funds Strategic Bond Fund	25

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Egypt (Arab Republic of) 8.15% 11/20/2059	USD	24,000	$14,816
European Investment Bank 0.625% 10/21/2027		15,310	13,498
Gabonese Republic 7.00% 11/24/2031[5]		10,000	8,364
Ghana (Republic of) 3.35% PIK and 5.00% Cash 2/16/2027[12]	GHS	21,135	983
Ghana (Republic of) 3.50% PIK and 5.00% Cash 2/15/2028[12]		21,150	850
Ghana (Republic of) 3.65% PIK and 5.00% Cash 2/13/2029[12]		20,399	727
Ghana (Republic of) 3.80% PIK and 5.00% Cash 2/12/2030[12]		20,414	661
Ghana (Republic of) 3.95% PIK and 5.00% Cash 2/11/2031[12]		19,353	580
Ghana (Republic of) 4.10% PIK and 5.00% Cash 2/10/2032[12]		19,368	549
Ghana (Republic of) 4.25% PIK and 5.00% Cash 2/8/2033[12]		19,382	527
Ghana (Republic of) 4.40% PIK and 5.00% Cash 2/7/2034[12]		8,628	228
Ghana (Republic of) 4.55% PIK and 5.00% Cash 2/6/2035[12]		8,635	224
Ghana (Republic of) 4.70% PIK and 5.00% Cash 2/5/2036[12]		8,641	222
Ghana (Republic of) 4.85% PIK and 5.00% Cash 2/3/2037[12]		8,647	221
Ghana (Republic of) 5.00% PIK and 5.00% Cash 2/2/2038[12]		8,654	221
Greece (Hellenic Republic of) 3.45% 4/2/2024	EUR	1,220	1,347
Greece (Hellenic Republic of) 3.375% 2/15/2025		1,480	1,645
India (Republic of) 7.88% 3/19/2030	INR	333,000	4,156
India (Republic of) 7.61% 5/9/2030		367,000	4,509
Inter-American Development Bank 0.625% 7/15/2025	USD	13,000	12,252
Israel (State of) 3.75% 2/28/2029	ILS	148,960	41,410
Israel (State of) 1.30% 4/30/2032		775,347	174,442
Japan, Series 20, 0.10% 3/10/2025[14]	JPY	543,000	3,949
Japan Bank for International Cooperation 1.25% 1/21/2031	USD	11,352	9,227
Mic Capital Management (Rsc) Seven, Ltd. 5.084% 5/22/2053[5]		1,420	1,401
Mozambique (Republic of) 9.00% 9/15/2031		30,000	25,629
Oman (Sultanate of) 7.00% 1/25/2051[5]		10,000	10,820
OMERS Finance Trust 3.50% 4/19/2032[5]		20,000	18,450
OMERS Finance Trust 4.00% 4/19/2052[5]		20,000	16,462
Panama (Republic of) 3.298% 1/19/2033		7,940	6,292
Panama (Republic of) 6.40% 2/14/2035		8,595	8,411
Panama (Republic of) 6.875% 1/31/2036		10,460	10,463
Panama (Republic of) 4.50% 4/16/2050		7,400	5,153
Panama (Republic of) 6.853% 3/28/2054		8,060	7,562
Panama (Republic of) 4.50% 4/1/2056		1,475	994
Panama (Republic of) 3.87% 7/23/2060		4,293	2,582
Panama (Republic of) 4.50% 1/19/2063		8,157	5,357
Peru (Republic of) 2.392% 1/23/2026		1,365	1,301
Peru (Republic of) 6.15% 8/12/2032	PEN	254,420	67,201
Peru (Republic of) 3.00% 1/15/2034	USD	7,055	5,977
Peru (Republic of) 2.78% 12/1/2060		17,695	11,073
Philippines (Republic of) 1.648% 6/10/2031		13,830	11,401
Philippines (Republic of) 2.65% 12/10/2045		7,941	5,666
Romania 3.50% 4/3/2034	EUR	995	936
Saskatchewan (Province of) 3.25% 6/8/2027	USD	8,047	7,796
Sharjah (Emirate of) 6.50% 11/23/2032[5]		8,015	8,432
South Africa (Republic of) 5.875% 4/20/2032		15,000	14,247
Spain (Kingdom of) 1.25% 10/31/2030	EUR	12,245	12,313
Ukraine 7.375% 9/25/2034[9]	USD	5,370	1,276
United Kingdom 0.125% 8/10/2041[14]	GBP	3,197	3,675
United Mexican States 5.00% 4/27/2051	USD	3,290	2,864
United Mexican States 6.338% 5/4/2053		6,235	6,363
United Mexican States 3.75% 4/19/2071		13,080	8,769
United Mexican States, Series M20, 10.00% 12/5/2024	MXN	1,060,000	62,124
United Mexican States, Series M, 7.50% 6/3/2027		60,000	3,349
United Mexican States, Series M, 8.00% 11/7/2047		496,456	26,152
			1,017,833

Asset-backed obligations 5.38%
AB BSL CLO 2, Ltd., Series 2021-2, Class D, (3-month USD CME Term SOFR + 3.612%) 9.005% 4/15/2034[1,4,5]	USD	1,500	1,452
AB BSL CLO, Ltd., Series 2023-4, Class A, (3-month USD CME Term SOFR + 2.00%) 7.367% 4/20/2036[1,4,5]		2,000	2,007
AB BSL CLO, Ltd., Series 2023-4, Class B, (3-month USD CME Term SOFR + 2.50%) 7.916% 4/20/2036[1,4,5]		500	501
ACHV ABS Trust, Series 2023-2PL, Class A, 6.42% 5/20/2030[1,5]		5	5

26	American Funds Strategic Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
ACHV ABS Trust, Series 2023-2PL, Class B, 6.88% 5/20/2030[1,5]	USD	562	$563
ACHV ABS Trust, Series 2023-3PL, Class A, 6.60% 8/19/2030[1,5]		45	45
ACHV ABS Trust, Series 2023-3PL, Class B, 7.17% 8/19/2030[1,5]		173	173
Affirm Asset Securitization Trust, Series 2022-X1, Class A, 1.75% 2/15/2027[1,5]		51	50
Affirm Asset Securitization Trust, Series 2023-A, Class A, 6.61% 1/18/2028[1,5]		450	453
AGL CLO, Ltd., Series 2022-18A, Class A1, (3-month USD CME Term SOFR + 1.32%) 6.732% 4/21/2031[1,4,5]		14,513	14,510
AGL CLO, Ltd., Series 2023-24, Class A1, (3-month USD CME Term SOFR + 2.00%) 7.378% 7/25/2036[1,4,5]		30,950	31,164
American Credit Acceptance Receivables Trust, Series 2022-3, Class B, 4.55% 10/13/2026[1,5]		206	205
American Credit Acceptance Receivables Trust, Series 2022-4, Class B, 6.75% 10/13/2026[1,5]		859	860
American Credit Acceptance Receivables Trust, Series 2021-3, Class C, 0.98% 11/15/2027[1,5]		211	210
American Credit Acceptance Receivables Trust, Series 2022-2, Class C, 4.41% 6/13/2028[1,5]		1,442	1,434
American Credit Acceptance Receivables Trust, Series 2022-3, Class C, 4.86% 10/13/2028[1,5]		2,220	2,205
American Credit Acceptance Receivables Trust, Series 2022-3, Class D, 5.83% 10/13/2028[1,5]		554	551
American Credit Acceptance Receivables Trust, Series 2022-4, Class C, 7.86% 2/15/2029[1,5]		880	891
American Express Credit Account Master Trust, Series 2023-2, Class A, 4.80% 5/15/2030[1]		1,045	1,058
American Express Credit Account Master Trust, Series 2023-4, Class A, 5.15% 9/16/2030[1]		1,576	1,622
American Money Management Corp., Series 2016-18, Class BR, (3-month USD CME Term SOFR + 1.862%) 7.241% 5/26/2031[1,4,5]		1,000	998
AmeriCredit Automobile Receivables Trust, Series 2020-3, Class D, 1.49% 9/18/2026[1]		7,032	6,652
AmeriCredit Automobile Receivables Trust, Series 2023-2, Class B, 5.84% 7/18/2029[1]		1,985	2,019
Anchorage Capital CLO, Ltd., Series 2019-11, Class AR, (3-month USD CME Term SOFR + 1.402%) 6.814% 7/22/2032[1,4,5]		3,350	3,344
Apex Credit CLO, LLC, Series 2019-2, Class A1R, (3-month USD CME Term SOFR + 1.412%) 6.790% 10/25/2032[1,4,5]		1,449	1,447
Apidos CLO, Ltd., Series 2023-45, Class D, (3-month USD CME Term SOFR + 5.20%) 10.58% 4/26/2036[1,4,5]		800	804
Ares CLO, Ltd., Series 2021-61, Class A, (3-month USD CME Term SOFR + 1.412%) 6.827% 10/20/2034[1,4,5]		1,050	1,048
ARES CLO, Ltd., Series 2018-50, Class D, (3-month USD CME Term SOFR + 3.162%) 8.555% 1/15/2032[1,4,5]		500	489
Avis Budget Rental Car Funding (AESOP), LLC, Series 2019-2A, Class D, 3.04% 9/22/2025[1,5]		10,000	9,691
Avis Budget Rental Car Funding (AESOP), LLC, Series 2019-3A, Class B, 2.65% 3/20/2026[1,5]		425	410
Avis Budget Rental Car Funding (AESOP), LLC, Series 2022-5, Class A, 6.12% 4/20/2027[1,5]		5,911	6,009
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-4A, Class C, 7.24% 6/20/2029[1,5]		1,780	1,822
Babson CLO, Ltd., Series 2020-2, Class AR, (3-month USD CME Term SOFR + 1.272%) 6.665% 10/15/2033[1,4,5]		4,400	4,399
Babson CLO, Ltd., Series 2021-3, Class A, (3-month USD CME Term SOFR + 1.412%) 6.807% 1/18/2035[1,4,5]		1,500	1,493
Bain Capital Credit CLO, Ltd., Series 2023-3, Class D, (3-month USD CME Term SOFR + 5.25%) 10.621% 7/24/2036[1,4,5]		500	504
Ballyrock, Ltd., CLO, Series 2018-1, Class C, (3-month USD CME Term SOFR + 3.412%) 8.827% 4/20/2031[1,4,5]		3,275	3,267
Bankers Healthcare Group Securitization Trust, Series 2020-A, Class A, 2.56% 9/17/2031[1,5]		128	127
Bankers Healthcare Group Securitization Trust, Series 2020-A, Class B, 3.59% 9/17/2031[1,5]		7,500	7,255
Bankers Healthcare Group Securitization Trust, Series 2020-A, Class C, 5.17% 9/17/2031[1,5]		7,500	7,190
Bankers Healthcare Group Securitization Trust, Series 2021-A, Class B, 2.79% 11/17/2033[1,5]		4,000	3,594
Bankers Healthcare Group Securitization Trust, Series 2021-B, Class A, 0.90% 10/17/2034[1,5]		1,044	1,012

American Funds Strategic Bond Fund	27

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
Bankers Healthcare Group Securitization Trust, Series 2021-B, Class B, 1.67% 10/17/2034[1,5]	USD	7,800	$7,120
Bankers Healthcare Group Securitization Trust, Series 2021-B, Class C, 2.24% 10/17/2034[1,5]		8,400	7,258
Barings Middle Market CLO, Ltd., Series 2021-I, Class A1, (3-month USD CME Term SOFR + 0.262%) + 1.55%) 7.227% 7/20/2033[1,4,5]		3,500	3,460
Battalion CLO, Ltd., Series 2021-17A, Class D, (3-month USD CME Term SOFR + 3.512%) 8.927% 3/9/2034[1,4,5]		1,000	972
Battalion CLO, Ltd., Series 2017-11A, Class BR, (3-month USD CME Term SOFR + 1.982%) 7.380% 4/24/2034[1,4,5]		1,000	987
Birch Grove CLO, Ltd., Series 2023-6, Class A1, (3-month USD CME Term SOFR + 2.20%) 7.489% 7/20/2035[1,4,5]		41,465	41,632
Blackbird Capital II Aircraft Lease, Ltd. / Blackbird Capital II Aircraft Lease US, LLC, Series 2021-1, Class B, 3.446% 7/15/2046[1,5]		1,497	1,246
Bluemountain CLO, Ltd., Series 2014-2, Class CR2, (3-month USD CME Term SOFR + 2.462%) 7.877% 10/20/2030[1,4,5]		700	683
Bluemountain CLO, Ltd., Series 2018-2, Class D, (3-month USD CME Term SOFR + 3.412%) 8.791% 8/15/2031[1,4,5]		250	232
Brex Commercial Charge Card Master Trust, Series 2022-1, Class A, 4.63% 7/15/2025[1,5]		4,500	4,461
Carvana Auto Receivables Trust, Series 2023-P3, Class A3, 5.82% 8/10/2028[1,5]		100	101
Carvana Auto Receivables Trust, Series 2023-P3, Class A4, 5.71% 7/10/2029[1,5]		118	120
Castlelake Aircraft Securitization Trust, Series 2021-1, Class A, 2.868% 5/11/2037[1,5]		7,487	6,499
Castlelake Aircraft Securitization Trust, Series 2017-1R, Class A, 2.741% 8/15/2041[1,5]		2,218	2,015
CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 7/15/2060[1,5]		3,854	3,565
CF Hippolyta, LLC, Series 2020-1, Class A2, 1.99% 7/15/2060[1,5]		600	512
CF Hippolyta, LLC, Series 2021-1, Class A1, 1.53% 3/15/2061[1,5]		4,456	3,988
CF Hippolyta, LLC, Series 2022-1, Class A1, 5.97% 8/15/2062[1,5]		17,067	16,815
CF Hippolyta, LLC, Series 2022-1, Class A2, 6.11% 8/15/2062[1,5]		2,905	2,845
CFG Investments, Ltd., Series 2023-1, Class A, 8.56% 7/25/2034[1,5]		1,530	1,549
CIFC Funding, Ltd., CLO, Series 2019-5A, Class A1R1, (3-month USD CME Term SOFR + 1.402%) 6.795% 1/15/2035[1,4,5]		500	498
Citizens Auto Receivables Trust, Series 2023-2, Class A3, 5.83% 2/15/2028[1,5]		504	511
Citizens Auto Receivables Trust, Series 2023-2, Class A4, 5.74% 10/15/2030[1,5]		599	612
CLI Funding V, LLC, Series 2020-2A, Class B, 3.56% 9/15/2045[1,5]		713	647
CLI Funding V, LLC, Series 2020-1A, Class B, 3.62% 9/18/2045[1,5]		1,324	1,207
Cook Park CLO, Ltd., Series 2018-1A, Class B, (3-month USD CME Term SOFR + 1.662%) 7.064% 4/17/2030[1,4,5]		500	494
CPS Auto Receivables Trust, Series 2020-B, Class D, 4.75% 4/15/2026[1,5]		32	32
CPS Auto Receivables Trust, Series 2023-A, Class B, 5.47% 11/16/2026[1,5]		164	163
CPS Auto Receivables Trust, Series 2022-B, Class D, 5.19% 8/15/2028[1,5]		2,500	2,445
CPS Auto Receivables Trust, Series 2023-A, Class C, 5.54% 4/16/2029[1,5]		351	348
CPS Auto Receivables Trust, Series 2023-A, Class D, 6.44% 4/16/2029[1,5]		526	526
CPS Auto Receivables Trust, Series 2023-C, Class C, 6.27% 10/15/2029[1,5]		689	695
CPS Auto Receivables Trust, Series 2022-C, Class B, 4.88% 4/15/2030[1,5]		1,000	991
CPS Auto Receivables Trust, Series 2022-C, Class C, 5.28% 4/15/2030[1,5]		1,130	1,118
CPS Auto Receivables Trust, Series 2022-C, Class D, 6.45% 4/15/2030[1,5]		1,013	1,018
CPS Auto Trust, Series 2023-C, Class D, 6.77% 10/15/2029[1,5]		622	629
Credit Acceptance Auto Loan Trust, Series 2022-1A, Class C, 5.70% 10/15/2032[1,5]		2,000	1,954
Credit Acceptance Auto Loan Trust, Series 2022-1A, Class D, 6.63% 12/15/2032[1,5]		3,000	2,933
Credit Acceptance Auto Loan Trust, Series 2023-1, Class B, 7.02% 5/16/2033[1,5]		2,000	2,023
Credit Acceptance Auto Loan Trust, Series 2023-1, Class C, 7.71% 7/15/2033[1,5]		3,000	3,058
Credit Acceptance Auto Loan Trust, Series 2023-3, Class B, 7.09% 10/17/2033[1,5]		212	215
Credit Acceptance Auto Loan Trust, Series 2023-3, Class C, 7.62% 12/15/2033[1,5]		245	249
Diameter Capital CLO, Series 2023-5, Class A1, (3-month USD CME Term SOFR + 1.85%) 7.164% 10/15/2036[1,4,5]		1,667	1,671
Diameter Capital CLO, Series 2023-5, Class A2,
(3-month USD CME Term SOFR + 2.40%) 7.714% 10/15/2036[1,4,5]		1,714	1,718
Drive Auto Receivables Trust, Series 2020-1, Class D, 2.70% 5/17/2027[1]		3,301	3,275
DriveTime Auto Owner Trust, Series 2020-2A, Class C, 3.28% 3/16/2026[1,5]		37	37
DriveTime Auto Owner Trust, Series 2020-2A, Class D, 4.73% 3/16/2026[1,5]		200	199
DriveTime Auto Owner Trust, Series 2023-1, Class C, 5.55% 10/16/2028[1,5]		400	396
DriveTime Auto Owner Trust, Series 2023-1, Class D, 6.44% 11/15/2028[1,5]		1,125	1,126
DriveTime Auto Owner Trust, Series 2023-3, Class C, 6.40% 5/15/2029[1,5]		524	530
DriveTime Auto Owner Trust, Series 2023-3, Class D, 7.12% 5/15/2029[1,5]		541	550
Dryden Senior Loan Fund, CLO, Series 2020-83, Class A, (3-month USD CME Term SOFR + 1.482%) 6.877% 1/18/2032[1,4,5]		700	700

28	American Funds Strategic Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
Dryden Senior Loan Fund, CLO, Series 2022-98, Class D, (3-month USD CME Term SOFR + 3.10%) 8.516% 4/20/2035[1,4,5]	USD	300	$285
Dryden Senior Loan Fund, CLO, Series 2023-113, Class DR, (3-month USD CME Term SOFR + 4.40%) 9.816% 10/20/2035[1,4,5]		1,800	1,800
EDvestinU Private Education Loan, LLC, Series 2021-A, Class A, 1.80% 11/25/2045[1,5]		3,072	2,717
Elmwood CLO II, Ltd., Series 2019-2, Class AR, (3-month USD CME Term SOFR + 1.412%) 6.827% 4/20/2034[1,4,5]		1,800	1,801
Elmwood CLO X, Ltd., Series 2021-3, Class A, (3-month USD CME Term SOFR + 1.302%) 6.717% 10/20/2034[1,4,5]		1,000	1,000
Exeter Automobile Receivables Trust, Series 2022-6, Class A2, 5.73% 11/17/2025[1]		5	5
Exeter Automobile Receivables Trust, Series 2020-1A, Class D, 2.73% 12/15/2025[1,5]		2,231	2,202
Exeter Automobile Receivables Trust, Series 2020-2, Class D, 4.73% 4/15/2026[1,5]		247	246
Exeter Automobile Receivables Trust, Series 2019-3, Class E, 4.00% 8/17/2026[1,5]		3,595	3,567
Exeter Automobile Receivables Trust, Series 2022-4A, Class B, 4.57% 1/15/2027[1]		555	552
Exeter Automobile Receivables Trust, Series 2023-1, Class B, 5.72% 4/15/2027[1]		616	615
Exeter Automobile Receivables Trust, Series 2022-6, Class B, 6.03% 8/16/2027[1]		286	287
Exeter Automobile Receivables Trust, Series 2023-3, Class B, 6.11% 9/15/2027[1]		227	228
Exeter Automobile Receivables Trust, Series 2023-4, Class B, 6.31% 10/15/2027[1]		695	700
Exeter Automobile Receivables Trust, Series 2022-6, Class C, 6.32% 5/15/2028[1]		1,422	1,430
Exeter Automobile Receivables Trust, Series 2023-3, Class C, 6.21% 6/15/2028[1]		125	126
Exeter Automobile Receivables Trust, Series 2022-2, Class C, 3.85% 7/17/2028[1]		2,275	2,231
Exeter Automobile Receivables Trust, Series 2022-2A, Class D, 4.56% 7/17/2028[1]		1,165	1,131
Exeter Automobile Receivables Trust, Series 2023-4, Class C, 6.51% 8/15/2028[1]		695	704
Exeter Automobile Receivables Trust, Series 2022-4A, Class C, 4.92% 12/15/2028[1]		517	511
Exeter Automobile Receivables Trust, Series 2022-4A, Class D, 5.98% 12/15/2028[1]		1,498	1,485
Exeter Automobile Receivables Trust, Series 2022-6, Class D, 8.03% 4/6/2029[1]		430	447
Exeter Automobile Receivables Trust, Series 2023-3, Class D, 6.68% 4/16/2029[1]		226	228
Exeter Automobile Receivables Trust, Series 2023-1, Class D, 6.69% 6/15/2029[1]		725	731
Exeter Automobile Receivables Trust, Series 2023-4, Class D, 6.95% 12/17/2029[1]		991	1,011
Exeter Automobile Receivables Trust, Series 2023-1, Class E, 12.07% 9/16/2030[1,5]		6,737	7,399
Exeter Automobile Receivables Trust, Series 2023-2, Class E, 9.75% 11/15/2030[1,5]		1,697	1,757
Exeter Automobile Receivables Trust, Series 2023-3, Class E, 9.98% 1/15/2031[1,5]		2,028	2,101
Exeter Automobile Receivables Trust, Series 2023-4, Class E, 9.57% 2/18/2031[1,5]		2,408	2,473
Exeter Automobile Receivables Trust, Series 2023-5, Class E, 9.58% 6/16/2031[1,5]		4,052	4,176
First National Master Note Trust, Series 2023-1, Class A, 5.13% 4/16/2029[1]		414	416
FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.266% 10/19/2037[1,5]		10,333	9,583
Flagship Credit Auto Trust, Series 2023-3, Class A3, 5.44% 4/17/2028[1,5]		57	57
Flagship Credit Auto Trust, Series 2023-3, Class B, 5.64% 7/16/2029[1,5]		214	216
Flagship Credit Auto Trust, Series 2023-3, Class C, 6.01% 7/16/2029[1,5]		99	99
Flagship Credit Auto Trust, Series 2023-3, Class D, 6.58% 8/15/2029[1,5]		67	67
Flagship Credit Auto Trust, Series 2023-3, Class E, 9.74% 6/17/2030[1,5]		671	664
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.52% 7/15/2030[1,5]		2,467	2,465
Ford Credit Floorplan Master Owner Trust, Series 2023-1, Class D, 6.62% 5/15/2028[1,5]		2,918	2,909
GCI Funding I, LLC, Series 2021-1, Class A, 2.38% 6/18/2046[1,5]		3,927	3,457
GCI Funding I, LLC, Series 2021-1, Class B, 3.04% 6/18/2046[1,5]		223	187
Genesis Sales Finance Master Trust, Series 2021-A, Class D, 2.09% 12/21/2026[1,5]		2,000	1,788
Genesis Sales Finance Master Trust, Series 2021-A, Class E, 3.77% 12/21/2026[1,5]		6,000	5,202
Gilbert Park CLO, Ltd., Series 2017-1, Class A, (3-month USD CME Term SOFR + 1.452%) 6.845% 10/15/2030[1,4,5]		425	425
Global SC Finance V SRL, Series 2019-1A, Class B, 4.81% 9/17/2039[1,5]		1,493	1,416
Global SC Finance V SRL, Series 2020-1A, Class A, 2.17% 10/17/2040[1,5]		2,909	2,680
Global SC Finance V SRL, Series 2020-1A, Class B, 3.55% 10/17/2040[1,5]		799	740
GLS Auto Receivables Trust, Series 2023-3, Class B, 5.89% 1/18/2028[1,5]		989	994
GLS Auto Receivables Trust, Series 2023-3, Class C, 6.01% 5/15/2029[1,5]		122	123
GLS Auto Receivables Trust, Series 2023-3, Class D, 6.44% 5/15/2029[1,5]		110	111
GLS Auto Receivables Trust, Series 2023-3, Class E, 9.27% 8/15/2030[1,5]		1,900	1,939
GLS Auto Receivables Trust, Series 2023-4, Class E, 9.72% 8/15/2030[1,5]		1,430	1,468
GM Financial Automobile Leasing Trust, Series 2023-3, Class A3, 5.38% 11/20/2026[1]		82	83
GM Financial Automobile Leasing Trust, Series 2023-3, Class A4, 5.44% 8/20/2027[1]		69	70
GMF Floorplan Owner Revolving Trust, Series 2023-1, Class A, 5.34% 6/17/2030[1,5]		615	629
GoldenTree Loan Opportunities XI, Ltd., CLO, Series 2015-11A, Class AR2, (3-month USD CME Term SOFR + 1.332%) 6.727% 1/18/2031[1,4,5]		4,389	4,390
Golub Capital Partners CLO, Ltd., Series 2014-21, Class AR, (3-month USD CME Term SOFR + 1.732%) 7.11% 1/25/2031[1,4,5]		886	886
Golub Capital Partners CLO, Ltd., Series 2021-57, Class A1, (3-month USD CME Term SOFR + 1.752%) 7.130% 10/25/2034[1,4,5]		3,420	3,379

American Funds Strategic Bond Fund	29

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
Greywolf CLO, Ltd., Series 2018-1, Class A1, (3-month USD CME Term SOFR + 1.29%) 6.671% 4/26/2031[1,4,5]	USD	300	$300
Greywolf CLO, Ltd., Series 2013-1A, Class B1RR, ((3-month USD CME Term SOFR + 2.60%) + 2.30%) 7.955% 4/15/2034[1,4,5]		500	491
HalseyPoint CLO, Ltd., Series 2023-7, Class B, (3-month USD CME Term SOFR + 2.95%) 8.209% 7/20/2036[1,4,5]		1,500	1,503
Harbor Park CLO, Ltd., Series 2018-1, Class D, (3-month USD CME Term SOFR + 3.162%) 8.577% 1/20/2031[1,4,5]		400	391
Hayfin Kingsland XI, Ltd., Series 2019-2, Class CR, (3-month USD CME Term SOFR + 2.712%) 8.127% 10/20/2034[1,4,5]		295	288
Hertz Vehicle Financing III, LLC, Series 2021-A, Class B, 9.44% 6/25/2025[1,5,7]		20,116	20,116
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class B, 1.56% 12/26/2025[1,5]		3,660	3,527
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class C, 2.05% 12/26/2025[1,5]		2,336	2,249
Hertz Vehicle Financing III, LLC, Series 2022-1A, Class C, 2.63% 6/25/2026[1,5]		3,493	3,313
Hertz Vehicle Financing III, LLC, Series 2023-1, Class 1D, 9.13% 6/25/2027[1,5]		4,450	4,479
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class A, 1.68% 12/27/2027[1,5]		10,573	9,590
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class B, 2.12% 12/27/2027[1,5]		3,950	3,573
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class C, 2.52% 12/27/2027[1,5]		2,477	2,223
Hertz Vehicle Financing III, LLC, Series 2023-3, Class B, 6.53% 2/25/2028[1,5]		275	280
Hertz Vehicle Financing III, LLC, Series 2023-3, Class C, 7.26% 2/25/2028[1,5]		853	867
Hertz Vehicle Financing III, LLC, Series 2023-3, Class D, 9.43% 2/25/2028[1,5]		1,342	1,360
Hertz Vehicle Financing III, LLC, Series 2022-2A, Class C, 2.95% 6/26/2028[1,5]		6,036	5,401
Hertz Vehicle Financing III, LLC, Series 2022-2, Class D, 5.16% 6/26/2028[1,5]		14,209	12,778
Hertz Vehicle Financing III, LLC, Series 2022-5, Class D, 6.78% 9/25/2028[1,5]		10,701	10,069
Hertz Vehicle Financing III, LLC, Series 2023-2, Class C, 7.13% 9/25/2029[1,5]		1,806	1,841
Hertz Vehicle Financing III, LLC, Series 2023-4, Class A, 6.15% 3/25/2030[1,5]		490	509
Hertz Vehicle Financing III, LLC, Series 2023-4, Class B, 6.73% 3/25/2030[1,5]		315	326
Hertz Vehicle Financing III, LLC, Series 2023-4, Class C, 7.51% 3/25/2030[1,5]		2,669	2,773
Hertz Vehicle Financing III, LLC, Series 2023-4, Class D, 9.44% 3/25/2030[1,5]		3,442	3,531
HPS Loan Management 6-2015, Ltd., Series 6A-2015, Class A1R, (3-month USD CME Term SOFR + 1.262%) 6.654% 2/5/2031[1,4,5]		689	689
Jamestown CLO, Ltd., Series 2018-11, Class A2, (3-month USD CME Term SOFR + 1.962%) 7.355% 7/14/2031[1,4,5]		500	495
Jamestown CLO, Ltd., Series 2019-14, Class A2R, (3-month USD CME Term SOFR + 2.012%) 7.427% 10/20/2034[1,4,5]		1,700	1,703
KKR Static CLO I, Ltd., Series 2022-1A, Class B, (3-month USD CME Term SOFR + 2.60%) 8.016% 7/20/2031[1,4,5]		9,200	9,200
LAD Auto Receivables Trust, Series 2023-1, Class A2, 5.68% 10/15/2026[1,5]		264	264
LAD Auto Receivables Trust, Series 2023-1, Class A3, 5.48% 6/15/2027[1,5]		550	550
LAD Auto Receivables Trust, Series 2023-2, Class A2, 5.93% 6/15/2027[1,5]		23,622	23,643
LAD Auto Receivables Trust, Series 2023-1, Class C, 6.18% 12/15/2027[1,5]		1,575	1,584
LAD Auto Receivables Trust, Series 2023-2, Class B, 5.45% 4/15/2028[1,5]		510	510
LAD Auto Receivables Trust, Series 2023-3, Class B, 6.09% 6/15/2028[1,5]		586	595
LAD Auto Receivables Trust, Series 2023-2, Class C, 5.58% 9/15/2028[1,5]		1,127	1,125
LAD Auto Receivables Trust, Series 2023-3, Class C, 6.43% 12/15/2028[1,5]		493	502
LAD Auto Receivables Trust, Series 2022-1, Class C, 6.85% 4/15/2030[1,5]		1,771	1,778
LAD Auto Receivables Trust, Series 2023-1, Class D, 7.30% 6/17/2030[1,5]		219	223
LAD Auto Receivables Trust, Series 2023-3, Class D, 6.92% 12/16/2030[1,5]		334	340
LAD Auto Receivables Trust, Series 2023-2, Class D, 6.30% 2/15/2031[1,5]		1,712	1,705
Logan CLO II, Ltd., Series 21-2, Class A, (3-month USD CME Term SOFR + 1.412%) 6.827% 1/20/2035[1,4,5]		1,700	1,697
Marathon CLO, Ltd., Series 2017-10, Class A1AR, (3-month USD CME Term SOFR + 1.262%) 6.641% 11/15/2029[1,4,11]		164	164
Marble Point CLO XXIII, Ltd., Series 2021-4, Class C1, (3-month USD CME Term SOFR + 2.862%) 8.274% 1/22/2035[1,4,5]		435	429
Marble Point CLO, Ltd., Series 2019-1, Class CR, (3-month USD CME Term SOFR + 2.612%) 8.024% 7/23/2032[1,4,5]		1,600	1,575
Marble Point CLO, Ltd., Series 2020-1, Class D, (3-month USD CME Term SOFR + 4.012%) 9.427% 4/20/2033[1,4,5]		1,721	1,666
Marble Point CLO, Ltd., Series 2019-2, Class D1R, (3-month USD CME Term SOFR + 3.662%) 9.058% 11/16/2034[1,4,5]		1,000	959
MidOcean Credit CLO, Series 2017-7, Class A2R, (3-month USD CME Term SOFR + 1.712%) 7.105% 7/15/2029[1,4,5]		4,000	3,991
MidOcean Credit CLO, Series 2023-12, Class A1, (3-month USD CME Term SOFR + 2.00%) 7.395% 4/18/2034[1,4,5]		1,500	1,502
MidOcean Credit CLO, Series 2023-12, Class B, (3-month USD CME Term SOFR + 2.55%) 7.945% 4/18/2034[1,4,5]		500	500

30	American Funds Strategic Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
Mission Lane Credit Card Master Trust, Series 2022-A, Class A, 6.92% 9/15/2027[1,5]	USD	34,067	$33,884
Mission Lane Credit Card Master Trust, Series 2022-A, Class B, 9.20% 9/15/2027[1,5]		400	397
Mission Lane Credit Card Master Trust, Series 2022-A, Class C, 11.82% 9/15/2027[1,5]		2,400	2,372
Mission Lane Credit Card Master Trust, Series 2022-B, Class A1, 8.25% 1/15/2028[1,7,11]		16,102	16,147
Mission Lane Credit Card Master Trust, Series 2022-B, Class A2, 8.73% 1/15/2028[1,7,11]		2,605	2,612
Mission Lane Credit Card Master Trust, Series 2022-B, Class B, 10.42% 1/15/2028[1,7,11]		8,615	8,711
Mission Lane Credit Card Master Trust, Series 2022-B, Class C, 12.09% 1/15/2028[1,7,11]		12,000	12,200
Mission Lane Credit Card Master Trust, Series 2022-B, Class D, 14.45% 1/15/2028[1,7,11]		5,000	5,070
Mission Lane Credit Card Master Trust, Series 2023-A, Class B, 8.15% 7/17/2028[1,5]		1,639	1,641
Mission Lane Credit Card Master Trust, Series 2023-A, Class D, 11.95% 7/17/2028[1,5]		7,000	7,020
Mission Lane Credit Card Master Trust, Series 2023-B, Class D, 11.97% 11/15/2028[1,5]		5,000	5,069
Mission Lane Credit Card Master Trust, Series 2023-B, Class E, 15.56% 11/15/2028[1,5]		5,000	5,050
Navient Student Loan Trust, Series 2021-FA, Class A, 1.11% 2/18/2070[1,5]		706	602
Navigator Aircraft ABS, Ltd., Series 2021-1, Class A, 2.771% 11/15/2046[1,5]		5,854	5,120
Navigator Aircraft ABS, Ltd., Series 2021-1, Class B, 3.571% 11/15/2046[1,5]		3,989	3,256
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 4/20/2062[1,5]		64	58
Nelnet Student Loan Trust, Series 2021-CA, Class C, 3.36% 4/20/2062[1,5]		5,313	4,302
Nelnet Student Loan Trust, Series 2021-CA, Class D, 4.44% 4/20/2062[1,5]		11,333	9,357
Neuberger Berman CLO, Ltd., Series 2018-29, Class C, (3-month USD CME Term SOFR + 2.412%) 7.808% 10/19/2031[1,4,5]		500	496
Neuberger Berman CLO, Ltd., Series 2015-20A, Class ARR, (3-month USD CME Term SOFR + 1.422%) 6.815% 7/15/2034[1,4,5]		1,000	999
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 10/20/2061[1,5]		42,939	37,645
Oak Hill Credit Partners, CLO, Series 2023-15, Class B1, (3-month USD CME Term SOFR + 2.50%) 7.619% 4/20/2035[1,4,5]		250	251
Oaktree CLO, Ltd., Series 2019-1, Class A1R, (3-month USD CME Term SOFR + 1.372%) 6.784% 4/22/2030[1,4,5]		2,600	2,596
Ocean Trails CLO, Series 2020-10, Class AR, (3-month USD CME Term SOFR + 1.22%) 6.875% 10/15/2034[1,4,5]		750	747
OCP CLO, Ltd., Series 2018-15A, Class A1, (3-month USD CME Term SOFR + 1.362%) 6.777% 7/20/2031[1,4,5]		5,049	5,048
OCP CLO, Ltd., Series 2019-16A, Class AR, (3-month USD CME Term SOFR + 1.262%) 6.668% 4/10/2033[1,4,5]		3,500	3,489
OCP CLO, Ltd., Series 2023-28, Class D, (3-month USD CME Term SOFR + 5.35%) 10.77% 7/16/2036[1,4,5]		500	509
OnDeck Asset Securitization Trust, LLC, Series 2021-1A, Class A, 1.59% 5/17/2027[1,5]		3,712	3,632
OnDeck Asset Securitization Trust, LLC, Series 2021-1A, Class B, 2.28% 5/17/2027[1,5]		4,316	4,214
OnDeck Asset Securitization Trust, LLC, Series 2021-1A, Class C, 2.97% 5/17/2027[1,5]		1,350	1,298
OnDeck Asset Securitization Trust, LLC, Series 2021-1A, Class D, 4.94% 5/17/2027[1,5]		1,350	1,292
OnDeck Asset Securitization Trust, LLC, Series 2023-1A, Class B, 8.25% 8/19/2030[1,5]		1,122	1,133
Oportun Funding, LLC, Series 2021-B, Class A, 1.47% 5/8/2031[1,5]		3,866	3,613
Oportun Funding, LLC, Series 2021-B, Class B, 1.96% 5/8/2031[1,5]		6,202	5,743
Oportun Funding, LLC, Series 2022-A, Class B, 5.25% 6/9/2031[1,5]		3,500	3,333
Orion CLO, Ltd., Series 2023-1, Class C, (3-month USD CME Term SOFR + 3.25%) 8.681% 10/25/2036[1,4,5]		1,400	1,403
Orion CLO, Ltd., Series 2023-1, Class D, (3-month USD CME Term SOFR + 5.15%) 10.584% 10/25/2036[1,4,5]		1,703	1,713
Palmer Square Loan Funding, CLO, Series 2022-1A, Class A1, (3-month USD CME Term SOFR + 1.05%) 6.444% 4/15/2030[1,4,5]		1,132	1,128
Palmer Square Loan Funding, CLO, Series 2023-1, Class C, (3-month USD CME Term SOFR + 4.75%) 9.862% 7/20/2031[1,4,5]		1,297	1,306
Park Avenue Institutional Advisers CLO, Series 2017-AR, Class A2R, (3-month USD CME Term SOFR + 1.812%) 7.189% 2/14/2034[1,4,5]		1,000	981
PFS Financing Corp., Series 2022-D, Class A, 4.27% 8/16/2027[1,5]		7,728	7,596
PFS Financing Corp., Series 2023-D, Class A, (30-day Average USD-SOFR + 1.15%) 6.488% 8/16/2027[1,4,5]		961	962
PFS Financing Corp., Series 2023-B, Class A, 5.27% 5/15/2028[1,5]		561	564
PFS Financing Corp., Series 2023-C, Class A, 5.52% 10/16/2028[1,5]		627	635
Pikes Peak CLO, Series 2023-14, Class A1, (3-month USD CME Term SOFR + 1.95%) 7.366% 4/20/2036[1,4,5]		3,000	3,018
Pikes Peak CLO, Series 2023-14, Class C, (3-month USD CME Term SOFR + 3.30%) 8.716% 4/20/2036[1,4,5]		214	215
Pikes Peak CLO, Series 2023-14, Class D, (3-month USD CME Term SOFR + 5.45%) 10.866% 4/20/2036[1,4,5]		500	503
Pikes Peak CLO, Series 2018-1, Class D, (3-month USD CME Term SOFR + 3.412%) 8.810% 7/24/2031[1,4,5]		325	317

American Funds Strategic Bond Fund	31

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
Prestige Auto Receivables Trust, Series 2023-1, Class D, 6.33% 4/16/2029[1,5]	USD	1,366	$1,361
Prodigy Finance DAC, Series 2021-1A, Class A, (1-month USD CME Term SOFR + 1.364%) 6.72% 7/25/2051[1,4,5]		767	761
RAD CLO, Ltd., Series 2019-5, Class AR, (3-month USD CME Term SOFR + 1.382%) 6.780% 7/24/2032[1,4,5]		1,950	1,947
RAD CLO, Ltd., Series 2019-6A, Class A1, (3-month USD CME Term SOFR + 1.642%) 7.057% 1/20/2033[1,4,5]		250	250
RAD CLO, Ltd., Series 2023-20, Class D, (3-month USD CME Term SOFR + 5.00%) 10.406% 7/20/2036[1,4,5]		870	872
Reach Financial, LLC, Series 2023-1, Class A, 7.05% 2/18/2031[1,5]		255	256
Regatta XIV Funding, Ltd., CLO, Series 2019-1A, Class AR, (3-month USD CME Term SOFR + 1.362%) 6.755% 10/15/2032[1,4,5]		1,500	1,499
Regatta XXIII Funding, Ltd., Series 2021-4, Class A1, (3-month USD CME Term SOFR + 1.412%) 6.827% 1/20/2035[1,4,5]		800	798
Research-Driven Pagaya Motor Asset Trust I, Series 2022-3, Class A, 5.38% 11/25/2030[1,5]		8,898	8,810
Research-Driven Pagaya Motor Asset Trust I, Series 2022-3, Class B, 6.58% 11/25/2030[1,5]		7,757	7,653
Rockford Tower CLO, Ltd., Series 2021-1, Class D, (3-month USD CME Term SOFR + 3.262%) 8.677% 7/20/2034[1,4,5]		1,191	1,149
Romark CLO, Ltd., Series 2018-1, Class A1, (3-month USD CME Term SOFR + 1.292%) 6.707% 4/20/2031[1,4,5]		309	309
RRAM, CLO, Series 2021-14, Class A1, (3-month USD CME Term SOFR + 1.382%) 6.775% 4/15/2036[1,4,5]		1,500	1,496
Santander Drive Auto Receivables Trust, Series 2022-7, Class A2, 5.81% 1/15/2026[1]		3,461	3,461
Santander Drive Auto Receivables Trust, Series 2020-4, Class D, 1.48% 1/15/2027[1]		10,840	10,603
Santander Drive Auto Receivables Trust, Series 2022-5, Class B, 4.43% 3/15/2027[1]		3,288	3,250
Santander Drive Auto Receivables Trust, Series 2022-7, Class A3, 5.75% 4/15/2027[1]		6,685	6,688
Santander Drive Auto Receivables Trust, Series 2022-6, Class B, 4.72% 6/15/2027[1]		1,098	1,088
Santander Drive Auto Receivables Trust, Series 2023-3, Class A3, 5.61% 10/15/2027[1]		184	185
Santander Drive Auto Receivables Trust, Series 2022-4, Class B, 4.42% 11/15/2027[1]		1,550	1,532
Santander Drive Auto Receivables Trust, Series 2022-7, Class B, 5.95% 1/17/2028[1]		3,626	3,645
Santander Drive Auto Receivables Trust, Series 2023-1, Class B, 4.98% 2/15/2028[1]		1,263	1,254
Santander Drive Auto Receivables Trust, Series 2023-3, Class B, 5.61% 7/17/2028[1]		679	683
Santander Drive Auto Receivables Trust, Series 2022-5, Class C, 4.74% 10/15/2028[1]		3,071	3,026
Santander Drive Auto Receivables Trust, Series 2022-6, Class C, 4.96% 11/15/2028[1]		1,072	1,057
Santander Drive Auto Receivables Trust, Series 2023-4, Class B, 5.77% 12/15/2028[1]		484	491
Santander Drive Auto Receivables Trust, Series 2023-1, Class C, 5.09% 5/15/2030[1]		887	881
Santander Drive Auto Receivables Trust, Series 2023-3, Class C, 5.77% 11/15/2030[1]		531	538
Santander Drive Auto Receivables Trust, Series 2022-7, Class C, 6.69% 3/17/2031[1]		6,560	6,689
SFS Auto Receivables Securitization Trust, Series 2023-1, Class A2A, 5.89% 3/22/2027[1,5]		103	103
SFS Auto Receivables Securitization Trust, Series 2023-1, Class A3, 5.47% 10/20/2028[1,5]		203	205
SFS Auto Receivables Securitization Trust, Series 2023-1, Class A4, 5.47% 12/20/2029[1,5]		117	119
SMB Private Education Loan Trust, Series 2023-C, Class B, 6.36% 11/15/2052[1,5]		455	463
SMB Private Education Loan Trust, Series 2023-C, Class A1B, (30-day Average USD-SOFR + 1.55%) 6.888% 11/15/2052[1,4,5]		289	290
SMB Private Education Loan Trust, Series 2021-A, Class D1, 3.86% 1/15/2053[1,5]		1,945	1,752
SMB Private Education Loan Trust, Series 2021-A, Class D2, 3.86% 1/15/2053[1,5]		1,945	1,752
SMB Private Education Loan Trust, Series 2023-D, Class D, 8.87% 9/15/2053[1,5]		2,106	2,218
SMB Private Education Loan Trust, Series 2022-A, Class D, 4.75% 11/16/2054[1,5]		5,001	4,693
SMB Private Education Loan Trust, Series 2022-B, Class D, 5.95% 2/16/2055[1,5]		5,000	4,779
SMB Private Education Loan Trust, Series 2023-B, Class D, 7.56% 10/16/2056[1,5]		5,000	4,984
SMB Private Education Loan Trust, Series 2022-D, Class D, 7.23% 10/15/2058[1,5]		3,000	3,007
SOLRR Aircraft Aviation Holding, Ltd., Series 2021-1, Class A, 2.636% 10/15/2046[1,5]		6,397	5,529
SPRITE, Ltd., Series 2021-1, Class A, 3.75% 11/15/2046[1,5]		2,527	2,320
Stellar Jay Ireland DAC, Series 2021-1, Class A, 3.967% 10/15/2041[1,5]		11,419	9,727
Stellar Jay Ireland DAC, Series 2021-1, Class B, 5.926% 10/15/2041[1,5]		16,126	13,130
Stonepeak Infrastructure Partners, Series 2021-1A, Class AA, 2.301% 2/28/2033[1,5]		630	579
Stonepeak Infrastructure Partners, Series 2021-1A, Class B, 3.821% 2/28/2033[1,5]		5,824	4,987
Stratus Static CLO, Ltd., Series 2022-1A, Class B, (3-month USD CME Term SOFR + 2.35%) 7.766% 7/20/2030[1,4,5]		18,570	18,570
SuttonPark Structured Settlements, Series 2021-1, Class A, 1.95% 9/15/2075[1,5]		2,695	2,510
Sycamore Tree CLO, Ltd., Series 2023-3, Class A1, (3-month USD CME Term SOFR + 2.20%) 7.616% 4/20/2035[1,4,5]		1,500	1,501

32	American Funds Strategic Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
Sycamore Tree CLO, Ltd., Series 2023-3, Class B1,
(3-month USD CME Term SOFR + 3.00%) 8.416% 4/20/2035[1,4,5]	USD	750	$751
Synchrony Card Issuance Trust, Series 2023-A, Class A, 5.54% 7/15/2029[1]		12,743	12,989
TCW CLO, Ltd., Series 2019-1, Class ASNR, (3-month USD CME Term SOFR + 1.482%) 6.872% 8/16/2034[1,4,5]		1,000	997
Textainer Marine Containers, Ltd., Series 2020-1A, Class B, 4.94% 8/21/2045[1,5]		1,376	1,317
Textainer Marine Containers, Ltd., Series 2020-2A, Class B, 3.34% 9/20/2045[1,5]		2,448	2,229
TIAA CLO, Ltd., Series 2018-1, Class B, (3-month USD CME Term SOFR + 2.412%) 7.827% 1/20/2032[1,4,5]		750	743
TICP CLO, Ltd., Series 2018-12, Class DR, (3-month USD CME Term SOFR + 3.562%) 8.955% 7/15/2034[1,4,5]		1,000	980
Toyota Auto Receivables Owner Trust, Series 2023-C, Class A3, 5.16% 4/17/2028[1]		243	245
Toyota Auto Receivables Owner Trust, Series 2023-C, Class A4, 5.01% 2/15/2029[1]		94	95
Tralee CDO, Ltd., Series 2021-7, Class D, (3-month USD CME Term SOFR + 3.442%) 8.82% 4/25/2034[1,4,5]		900	860
Trestles CLO, Ltd., Series 2023-6, Class A, (3-month USD CME Term SOFR + 1.70%) 7.08% 1/25/2036[1,4,5]		29,000	28,995
Trinitas CLO, Ltd., Series 2023-22A, Class D, (3-month USD CME Term SOFR + 6.19%) 11.263% 7/20/2036[1,4,5]		500	503
Triton Container Finance VIII, LLC, Series 2020-1, Class A, 2.11% 9/20/2045[1,5]		999	889
Triton Container Finance VIII, LLC, Series 2020-1, Class B, 3.74% 9/20/2045[1,5]		3,593	3,259
Trysail CLO, Ltd., Series 2021-1, Class C, (3-month USD CME Term SOFR + 2.662%) 8.077% 7/20/2032[1,4,5]		1,500	1,488
Valley Stream Park CLO, Ltd., Series 2022-1, Class AR, (3-month USD CME Term SOFR + 1.63%) 7.046% 10/20/2034[1,4,5]		20,000	20,007
Vibrant CLO, Ltd., Series 2017-7, Class B, (3-month USD CME Term SOFR + 2.662%) 8.077% 9/15/2030[1,4,5]		730	726
Vibrant CLO, Ltd., Series 2023-16, Class A2, (3-month USD CME Term SOFR + 2.80%) 8.194% 4/15/2036[1,4,5]		1,000	1,003
Wellfleet CLO, Ltd., Series 2018-2, Class A1, (3-month USD CME Term SOFR + 1.462%) 6.877% 10/20/2031[1,4,5]		330	330
Westlake Automobile Receivables Trust, Series 2023-1, Class A2A, 5.51% 6/15/2026[1,5]		160	160
Westlake Automobile Receivables Trust, Series 2023-3, Class A3, 5.82% 5/17/2027[1,5]		810	814
Westlake Automobile Receivables Trust, Series 2022-3, Class B, 5.99% 12/15/2027[1,5]		2,110	2,114
Westlake Automobile Receivables Trust, Series 2022-3, Class C, 6.44% 12/15/2027[1,5]		1,606	1,613
Westlake Automobile Receivables Trust, Series 2023-1, Class A3, 5.21% 1/18/2028[1,5]		99	99
Westlake Automobile Receivables Trust, Series 2023-1, Class B, 5.41% 1/18/2028[1,5]		212	211
Westlake Automobile Receivables Trust, Series 2023-1, Class C, 5.74% 8/15/2028[1,5]		412	411
Westlake Automobile Receivables Trust, Series 2023-3, Class B, 5.92% 9/15/2028[1,5]		1,308	1,315
Westlake Automobile Receivables Trust, Series 2023-3, Class C, 6.02% 9/15/2028[1,5]		483	485
Westlake Automobile Receivables Trust, Series 2023-1, Class D, 6.79% 11/15/2028[1,5]		1,207	1,222
Westlake Automobile Receivables Trust, Series 2023-2, Class D, 7.01% 11/15/2028[1,5]		6,972	7,080
Westlake Automobile Receivables Trust, Series 2023-3, Class D, 6.47% 3/15/2029[1,5]		269	269
Wind River CLO, Ltd., Series 2023-1, Class B, (3-month USD CME Term SOFR + 2.50%) 7.878% 4/25/2036[1,4,5]		750	752
Wind River CLO, Ltd., Series 2023-1, Class C1, (3-month USD CME Term SOFR + 3.50%) 8.878% 4/25/2036[1,4,5]		500	504
World Omni Auto Receivables Trust, Series 2023-C, Class A3, 5.15% 11/15/2028[1]		199	201
World Omni Auto Receivables Trust, Series 2023-C, Class A4, 5.03% 11/15/2029[1]		159	160
			972,230

Municipals 1.34%
California 0.21%
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-A-1, 3.487% 6/1/2036		4,470	3,646
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset- Backed Bonds, Series 2021-A-1, 3.714% 6/1/2041		6,710	5,129
Regents of the University of California, General Rev. Bonds, Series 2020-BG, 0.883% 5/15/2025		5,000	4,745
Regents of the University of California, General Rev. Bonds, Series 2020-BG, 1.316% 5/15/2027		5,400	4,893
Regents of the University of California, General Rev. Bonds, Series 2020-BG, 1.614% 5/15/2030		6,450	5,459
Regents of the University of California, General Rev. Bonds, Series 2023-BR, 5.10% 5/15/2033		13,795	14,312
			38,184

American Funds Strategic Bond Fund	33

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Municipals (continued)
Florida 0.15%
Board of Administration Fin. Corp., Rev. Bonds, Series 2020-A, 1.258% 7/1/2025	USD	15,075	$14,308
Board of Administration Fin. Corp., Rev. Bonds, Series 2020-A, 2.154% 7/1/2030		14,910	12,733
			27,041

Illinois 0.18%
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2010-C, 6.319% 11/1/2029		555	556
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2009-E, 6.138% 12/1/2039		2,645	2,507
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2010-D, 6.519% 12/1/2040		960	921
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2017-A, 7.00% 12/1/2046[5]		1,780	1,919
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Qualified School Construction Bonds), Series 2009-G, 1.75% 12/15/2025		19,120	17,588
City of Chicago, School Reform Board of Trustees of the Board of Education, Unlimited Tax G.O. Bonds (Dedicated Tax Rev.), Series 2016-A, 7.00% 12/1/2044		100	104
Metropolitan Pier and Exposition Auth., McCormick Place Expansion Project Rev. Ref. Bonds, Series 2020-C, 3.955% 12/15/2026		6,385	6,144
Metropolitan Pier and Exposition Auth., McCormick Place Expansion Project Rev. Ref. Bonds, Capital Appreciation Bonds, Series 2017-A,
Assured Guaranty Municipal insured, 0% 12/15/2056		13,690	2,996
			32,735
New Jersey 0.01%
Econ. Dev. Auth., State Pension Funding Bonds, Series 1997-A, National insured, 7.425% 2/15/2029		987	1,067

Ohio 0.23%
Cleveland-Cuyahoga Port Auth., Federal Lease Rev. Bonds (VA Cleveland Health Care Center Project), Series 2021, 4.425% 5/1/2031		48,115	42,178

Puerto Rico 0.17%
G.O. Restructured Bonds, Series 2022-A-1, 5.375% 7/1/2025		1,275	1,304
G.O. Restructured Bonds, Series 2022-A-1, 5.625% 7/1/2027		1,264	1,337
G.O. Restructured Bonds, Series 2022-A-1, 5.625% 7/1/2029		1,243	1,350
G.O. Restructured Bonds, Series 2022-A-1, 5.75% 7/1/2031		1,207	1,345
G.O. Restructured Bonds, Series 2022-A-1, 4.00% 7/1/2033		1,145	1,124
G.O. Restructured Bonds, Series 2022-A-1, 4.00% 7/1/2035		1,029	998
G.O. Restructured Bonds, Series 2022-A-1, 4.00% 7/1/2037		883	846
G.O. Restructured Bonds, Series 2022-A-1, 4.00% 7/1/2041		1,201	1,105
G.O. Restructured Bonds, Series 2022-A-1, 4.00% 7/1/2046		1,249	1,117
G.O. Restructured Bonds, Capital Appreciation Bonds, Series 2022-A-1, 0% 7/1/2024		186	183
G.O. Restructured Bonds, Capital Appreciation Bonds, Series 2022-A-1, 0% 7/1/2033		1,473	921
G.O. Taxable Bonds, Series 2022, 0% 11/1/2043[4]		5,061	2,765
Sales Tax Fncg. Corp., Sales Tax Rev. Restructured Bonds, Capital Appreciation Bonds, Series 2018-A-1, 0% 7/1/2046		50,777	15,983
			30,378

Texas 0.07%
Brazoria County Industrial Dev. Corp., Solid Waste Disposal Facs. Rev. Bonds (Aleon Renewable Metals, LLC Project), Series 2023, AMT, 12.00% 6/1/2043[5]		12,500	12,594

Washington 0.14%
Econ. Dev. Fin. Auth., Environmental Facs. Rev. Bonds (North Pacific Paper Co. Recycling Project), Series 2020-B, 9.00% 12/1/2036[5]		24,900	25,719

34	American Funds Strategic Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Municipals (continued)
Wisconsin 0.18%
Public Fin. Auth., Certs. of Part. (Legacy Hills Capital Recovery Fee Projects), Series 2021, 0% 12/17/2061	USD	11,375	$11,375
Public Fin. Auth., Federal Lease Rev. Bonds (Fort Sam Acquisition Fncg.), Series 2022, 4.95% 3/1/2034		21,870	20,720
			32,095

Total municipals			241,991

Federal agency bonds & notes 0.18%
Fannie Mae 0.875% 8/5/2030[13]		19,166	15,636
Federal Farm Credit Banks 1.75% 2/14/2025		3,107	3,009
Korea Housing Finance Corp. 4.625% 2/24/2028[5]		14,900	14,882
			33,527

Total bonds, notes & other debt instruments (cost: $17,143,880,000)			16,419,629

Common stocks 0.12%		Shares
Information technology 0.10%
Diebold Nixdorf, Inc.[5,15]		634,882	18,380

Consumer discretionary 0.02%
Party City Holdco, Inc.[7,15]		130,501	2,980
Party City Holdco, Inc.[5,7,15]		1,303	30
NMG Parent, LLC[15]		1,149	126
MYT Holding Co., Class B7,15		130,350	98
			3,234

Total common stocks (cost: $31,332,000)			21,614

Preferred securities 0.00%
Consumer discretionary 0.00%
MYT Holdings, LLC, Series A, 10.00% preferred shares[15]		224,416	146

Total preferred securities (cost: $201,000)			146

Rights & warrants 0.00%
Consumer discretionary 0.00%
NMG Parent, LLC, warrants, expire 9/24/2027[15]		4,602	37

Total rights & warrants (cost: $28,000)			37

Short-term securities 14.72%
Money market investments 14.72%
Capital Group Central Cash Fund 5.44%[16,17]		26,610,027	2,660,737

Total short-term securities (cost: $2,660,799,000)			2,660,737

Options purchased (equity style) 0.66%
Options purchased (equity style)*			118,352

Total options purchased (equity style) (cost: $60,864,000)			118,352

Total investment securities 106.33% (cost: $19,897,104,000)			19,220,515
Total options written (0.72)%†			(129,381)
Other assets less liabilities (5.61)%			(1,013,819)

Net assets 100.00%			$18,077,315

American Funds Strategic Bond Fund	35

*Options purchased (equity style)

Options on futures

Description	Number of contracts	Notional amount (000)		Exercise price		Expiration date	Value at 12/31/2023 (000)
Call
3 Month SOFR Futures Option	49,192	USD	12,298,000	USD	96.00	6/14/2024	$108,530
3 Month SOFR Futures Option	7,111		1,777,750		96.50	6/14/2024	9,822
							$118,352

†Options written (equity style)

Options on futures

Description	Number of contracts	Notional amount (000)		Exercise price		Expiration date	Value at 12/31/2023 (000)
Call
3 Month SOFR Futures Option	49,191	USD	(12,297,750)	USD	96.00	6/14/2024	$(118,981)
3 Month SOFR Futures Option	7,111		(1,777,750)		96.50	6/14/2024	(10,400)
							$(129,381)

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)		Value and unrealized appreciation (depreciation) at 12/31/2023 (000)
30 Day Federal Funds Futures	Short	74,640	2/1/2024	USD	(29,445,503)	$(21,106)
3 Month SOFR Futures	Long	17,237	3/20/2024		4,078,382	2,572
2 Year U.S. Treasury Note Futures	Long	70,834	4/3/2024		14,585,716	145,750
5 Year Euro-Bobl Futures	Short	5,630	3/11/2024		(741,354)	(10,076)
5 Year U.S. Treasury Note Futures	Long	47,159	4/3/2024		5,129,647	119,345
10 Year Euro-Bund Futures	Long	747	3/11/2024		113,159	3,257
10 Year Italy Government Bond Futures	Short	8,832	3/11/2024		(1,161,723)	(36,724)
10 Year Japanese Government Bond Futures	Short	1,762	3/20/2024		(1,833,355)	(6,394)
10 Year U.S. Treasury Note Futures	Short	12,194	3/28/2024		(1,376,588)	(44,147)
10 Year Ultra U.S. Treasury Note Futures	Short	22,404	3/28/2024		(2,644,022)	(118,307)
20 Year U.S. Treasury Bond Futures	Short	23	3/28/2024		(2,874)	(219)
30 Year Euro-Buxl Futures	Long	199	3/11/2024		31,134	2,482
30 Year Ultra U.S. Treasury Bond Futures	Short	3,866	3/28/2024		(516,473)	(45,980)
						$(9,547)

Forward currency contracts

						Unrealized
						appreciation
Contract amount						(depreciation)
Currency purchased		Currency sold			Settlement	at 12/31/2023
(000)		(000)		Counterparty	date	(000)
USD	64,286	EUR	59,240	Morgan Stanley	1/8/2024	$(1,138)
USD	47,926	ZAR	906,875	UBS AG	1/9/2024	(1,603)
USD	50,825	ILS	196,387	Goldman Sachs	1/9/2024	(3,427)
COP	465,641,550	USD	116,475	Citibank	1/12/2024	3,323
COP	351,273,450	USD	87,512	Morgan Stanley	1/12/2024	2,861
USD	7,212	KRW	9,269,600	Citibank	1/12/2024	56
EUR	5,860	MXN	110,000	Citibank	1/12/2024	10
USD	8,631	INR	720,000	Standard Chartered Bank	1/12/2024	(14)

36	American Funds Strategic Bond Fund

Forward currency contracts (continued)

						Unrealized
						appreciation
Contract amount						(depreciation)
Currency purchased		Currency sold			Settlement	at 12/31/2023
(000)		(000)		Counterparty	date	(000)
USD	23,839	BRL	117,230	Citibank	1/12/2024	$(269)
CLP	74,789,700	USD	85,822	Morgan Stanley	1/12/2024	(996)
MXN	2,632,154	USD	151,388	Citibank	1/18/2024	3,072
MXN	2,068,121	USD	119,798	Morgan Stanley	1/18/2024	1,563
USD	460,833	MXN	8,043,204	Morgan Stanley	1/18/2024	(11,156)
JPY	52,836,526	USD	362,201	Morgan Stanley	1/19/2024	13,800
EUR	164,725	USD	181,332	HSBC Bank	1/22/2024	703
USD	3,191	SEK	32,500	Bank of America	1/22/2024	(35)
USD	360,679	MXN	6,271,738	Morgan Stanley	1/22/2024	(7,080)
JPY	25,890,190	USD	178,110	Morgan Stanley	1/23/2024	6,254
USD	4,469	SGD	5,945	HSBC Bank	1/23/2024	(41)
JPY	24,294,000	USD	170,106	Morgan Stanley	2/9/2024	3,345
JPY	1,831,000	EUR	11,640	Citibank	2/9/2024	201
USD	50,954	ILS	196,387	BNP Paribas	2/9/2024	(3,345)
USD	40,059	ILS	147,671	BNP Paribas	3/11/2024	(817)
USD	51,367	ILS	196,387	Barclays Bank PLC	5/9/2024	(3,127)
						$2,140

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

								Upfront	Unrealized
								premium	appreciation
Receive		Pay			Notional		Value at	paid	(depreciation)
	Payment		Payment	Expiration	amount		12/31/2023	(received)	at 12/31/2023
Rate	frequency	Rate	frequency	date	(000)		(000)	(000)	(000)
5.018%	Annual	SOFR	Annual	10/2/2025	USD	1,439,800	$19,111	$—	$19,111
(0.445)%	Annual	6-month EURIBOR	Semi-annual	12/3/2025	EUR	448,100	(30,440)	—	(30,440)
(0.452)%	Annual	6-month EURIBOR	Semi-annual	12/3/2025	448,100		(30,504)	—	(30,504)
TONAR	Annual	(0.01246731)%	Annual	10/1/2026	JPY	1,442,100	82	(3)	85
U.S. EFFR	Annual	2.438%	Annual	1/11/2029	USD	44,000	2,103	—	2,103
28-day MXN-TIIE	28-day	6.95%	28-day	3/22/2030	MXN	636,500	2,752	—	2,752
3.18%	Annual	SOFR	Annual	4/17/2030	USD	166,100	(2,992)	—	(2,992)
3.275%	Annual	SOFR	Annual	4/18/2030	166,100		(2,109)	—	(2,109)
3.353%	Annual	SOFR	Annual	4/19/2030	166,100		(1,384)	—	(1,384)
3.342%	Annual	SOFR	Annual	4/19/2030	166,100		(1,486)	—	(1,486)
3.344%	Annual	SOFR	Annual	4/20/2030	166,200		(1,471)	—	(1,471)
3.128%	Annual	SOFR	Annual	4/28/2030	166,200		(3,490)	—	(3,490)
3.285%	Annual	SOFR	Annual	5/1/2030	166,200		(2,023)	—	(2,023)
3.259%	Annual	SOFR	Annual	5/1/2030	166,300		(2,267)	—	(2,267)
3.186%	Annual	SOFR	Annual	5/9/2030	166,300		(2,955)	—	(2,955)
3.215%	Annual	SOFR	Annual	5/10/2030	166,300		(2,684)	—	(2,684)
3.29%	Annual	SOFR	Annual	5/19/2030	199,300		(2,378)	—	(2,378)
U.S. EFFR	Annual	0.666%	Annual	11/19/2030	153,800		25,840	—	25,840
28-day MXN-TIIE	28-day	8.188%	28-day	1/27/2031	MXN	647,600	526	—	526
28-day MXN-TIIE	28-day	8.3425%	28-day	1/27/2031	122,650		40	—	40
SOFR	Annual	3.10%	Annual	6/20/2033	USD	90,300	2,763	—	2,763
SOFR	Annual	3.175%	Annual	2/1/2038	20,700		430	—	430
3.095%	Annual	SOFR	Annual	9/27/2048	27,500		(1,442)	—	(1,442)
U.S. EFFR	Annual	0.6193%	Annual	4/6/2050	12,600		5,842	—	5,842
U.S. EFFR	Annual	0.60602%	Annual	4/6/2050	5,800		2,702	—	2,702
U.S. EFFR	Annual	0.616917%	Annual	4/6/2050	5,200		2,413	—	2,413
6-month EURIBOR	Semi-annual	0.0897%	Annual	6/4/2050	EUR	16,100	7,957	—	7,957
6-month EURIBOR	Semi-annual	0.006%	Annual	12/3/2050	74,200		38,381	—	38,381
6-month EURIBOR	Semi-annual	0.0175%	Annual	12/3/2050	74,200		38,196	—	38,196
6-month EURIBOR	Semi-annual	0.068%	Annual	1/15/2051	39,980		20,159	—	20,159
0.702%	Annual	6-month EURIBOR	Semi-annual	3/3/2052	39,150		(14,614)	—	(14,614)
0.672%	Annual	6-month EURIBOR	Semi-annual	3/3/2052	39,150		(14,877)	—	(14,877)

American Funds Strategic Bond Fund	37

Swap contracts (continued)

Interest rate swaps (continued)

Centrally cleared interest rate swaps (continued)

								Upfront	Unrealized
								premium	appreciation
Receive		Pay			Notional		Value at	paid	(depreciation)
	Payment		Payment	Expiration	amount		12/31/2023	(received)	at 12/31/2023
Rate	frequency	Rate	frequency	date		(000)	(000)	(000)	(000)
0.649%	Annual	6-month EURIBOR	Semi-annual	3/3/2052	EUR	46,200	$(17,794)	$—	$(17,794)
SOFR	Annual	3.01413%	Annual	1/12/2053	USD	118,924	7,046	—	7,046
SOFR	Annual	3.02%	Annual	1/12/2053		118,900	6,917	—	6,917
SOFR	Annual	2.974%	Annual	4/17/2053		52,200	3,460	—	3,460
SOFR	Annual	3.044%	Annual	4/18/2053		52,700	2,814	—	2,814
SOFR	Annual	3.0875%	Annual	4/19/2053		52,600	2,387	—	2,387
SOFR	Annual	3.1035%	Annual	4/19/2053		52,500	2,228	—	2,228
SOFR	Annual	3.0895%	Annual	4/20/2053		52,600	2,368	—	2,368
SOFR	Annual	2.9405%	Annual	4/28/2053		52,500	3,802	—	3,802
SOFR	Annual	3.0535%	Annual	5/1/2053		105,100	5,422	—	5,422
SOFR	Annual	3.085%	Annual	5/9/2053		53,100	2,429	—	2,429
SOFR	Annual	3.1135%	Annual	5/10/2053		52,800	2,137	—	2,137
SOFR	Annual	3.1605%	Annual	5/19/2053		63,500	2,017	—	2,017
							$77,414	$(3)	$77,417

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

							Upfront	Unrealized
							premium	appreciation
				Notional		Value at	paid	(depreciation)
Reference	Financing	Payment	Expiration	amount		12/31/2023	(received)	at 12/31/2023
index	rate paid	frequency	date	(000)		(000)	(000)	(000)
CDX.NA.IG.41	1.00%	Quarterly	12/20/2028	USD	1,889,524	$(36,719)	$(26,322)	$(10,397)
CDX.NA.HY.41	5.00%	Quarterly	12/20/2028		4,544,696	(265,079)	(97,477)	(167,602)
						$(301,798)	$(123,799)	$(177,999)

Investments in affiliates17

					Net
				Net	unrealized		Dividend
	Value at			realized	appreciation	Value at	or interest
	1/1/2023	Additions	Reductions	gain (loss)	(depreciation)	12/31/2023	income
	(000)	(000)	(000)	(000)	(000)	(000)	(000)
Short-term securities 14.72%
Money market investments 14.72%
Capital Group Central Cash Fund 5.44%[16]	$1,602,581	$12,015,388	$10,957,203	$289	$(318)	$2,660,737	$216,691

Restricted securities11

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Mission Lane Credit Card Master Trust, Series 2022-B, Class A1, 8.25% 1/15/2028[1,7]	12/6/2022	$16,101	$16,147	.09%
Mission Lane Credit Card Master Trust, Series 2022-B, Class C, 12.09% 1/15/2028[1,7]	12/6/2022	12,000	12,200	.07
Mission Lane Credit Card Master Trust, Series 2022-B, Class B, 10.42% 1/15/2028[1,7]	12/6/2022	8,615	8,711	.05
Mission Lane Credit Card Master Trust, Series 2022-B, Class D, 14.45% 1/15/2028[1,7]	12/6/2022	4,999	5,070	.03
Mission Lane Credit Card Master Trust, Series 2022-B, Class A2, 8.73% 1/15/2028[1,7]	12/6/2022	2,605	2,612	.01

38	American Funds Strategic Bond Fund

Restricted securities11 (continued)

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Wolfspeed, Inc. 9.875% 6/23/2030 (10.875% on 6/23/2026)[6,7]	6/23/2023	$10,294	$10,841	.06%
Modec Finance BV 7.84% 7/15/2026[7]	7/28/2023	9,000	9,049	.05
NBM US Holdings, Inc. 6.625% 8/6/2029	9/17/2020	3,826	3,599	.02
Finastra USA, Inc., Term Loan B, (3-month USD CME Term SOFR + 7.25%) 12.713% 9/13/2029[4,8]	9/13/2023	2,858	2,871	.01
Finastra USA, Inc., Term Loan, (3-month USD CME Term SOFR + 7.25%) 12.61% 9/13/2029[4,8]	9/13/2023-12/13/2023	77	79	.0018
Marathon CLO, Ltd., Series 2017-10, Class A1AR, (3-month USD CME Term SOFR + 1.262%) 6.641% 11/15/2029[1,4]	8/18/2023	162	164	.0018
Total		$70,537	$71,343	.39%

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Amount less than one thousand.
[3]	Purchased on a TBA basis.
[4]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[5]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $3,351,091,000, which represented 18.54% of the net assets of the fund.
[6]	Step bond; coupon rate may change at a later date.
[7]	Value determined using significant unobservable inputs.
[8]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $71,795,000, which represented .40% of the net assets of the fund.
[9]	Scheduled interest and/or principal payment was not received.
[10]	Securities referencing LIBOR are expected to transition to an alternative reference rate by the security’s next scheduled coupon reset date.
[11]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $71,343,000, which represented .39% of the net assets of the fund.
[12]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[13]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $553,842,000, which represented 3.06% of the net assets of the fund.
[14]	Index-linked bond whose principal amount moves with a government price index.
[15]	Security did not produce income during the last 12 months.
[16]	Rate represents the seven-day yield at 12/31/2023.
[17]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[18]	Amount less than .01%.

American Funds Strategic Bond Fund	39

Key to abbreviation(s)

AMT = Alternative Minimum Tax

Assn. = Association

Auth. = Authority

BRL = Brazilian reais

Certs. = Certificates

CLO = Collateralized Loan Obligations

CLP = Chilean pesos

CME = CME Group

CMO = Collateralized Mortgage Obligations

COP = Colombian pesos

DAC = Designated Activity Company

Dev. = Development

Econ. = Economic

EFFR = Effective Federal Funds Rate

EUR = Euros

EURIBOR = Euro Interbank Offered Rate

Facs. = Facilities

Fin. = Finance

Fncg. = Financing

G.O. = General Obligation

GBP = British pounds

GHS = Ghanaian cedi

ILS = Israeli shekels

INR = Indian rupees

JPY = Japanese yen

KRW = South Korean won

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

Part. = Participation

PEN = Peruvian nuevos soles

PIK = Payment In Kind

Ref. = Refunding

Rev. = Revenue

SEK = Swedish kronor

SGD = Singapore dollars

SOFR = Secured Overnight Financing Rate

TBA = To be announced

TIIE = Equilibrium Interbank Interest Rate

TONAR = Tokyo Overnight Average Rate

USD = U.S. dollars

ZAR = South African rand

Refer to the notes to financial statements.

40	American Funds Strategic Bond Fund

Financial statements

Statement of assets and liabilities
at December 31, 2023	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $17,236,305)	$16,559,778
Affiliated issuers (cost: $2,660,799)	2,660,737	$19,220,515
Cash		4,472
Cash collateral pledged for forward currency contracts		380
Unrealized appreciation on open forward currency contracts		35,188
Receivables for:
Sales of investments	1,423,278
Sales of fund’s shares	61,781
Dividends and interest	156,328
Variation margin on futures contracts	44,554
Variation margin on centrally cleared swap contracts	16,795
Other	297	1,703,033
		20,963,588
Liabilities:
Unrealized depreciation on open forward currency contracts		33,048
Unrealized depreciation on unfunded commitments*		3
Options written, at value (premium received: $62,220)		129,381
Payables for:
Purchases of investments	2,675,677
Repurchases of fund’s shares	28,871
Investment advisory services	4,161
Services provided by related parties	1,527
Trustees’ deferred compensation	53
Variation margin on futures contracts	4,780
Variation margin on centrally cleared swap contracts	8,639
Other	133	2,723,841
Commitments and contingencies*
Net assets at December 31, 2023		$18,077,315

Net assets consist of:
Capital paid in on shares of beneficial interest		$20,586,424
Total distributable earnings (accumulated loss)		(2,509,109)
Net assets at December 31, 2023		$18,077,315

*	Refer to Note 5 for further information on unfunded commitments.

Refer to the notes to financial statements.

American Funds Strategic Bond Fund	41

Financial statements (continued)

Statement of assets and liabilities
at December 31, 2023 (continued)	(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (1,945,144 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$2,740,554	295,103	$9.29
Class C	96,224	10,422	9.23
Class T	9	1	9.29
Class F-1	188,312	20,297	9.28
Class F-2	5,619,692	604,733	9.29
Class F-3	2,827,899	304,442	9.29
Class 529-A	85,178	9,179	9.28
Class 529-C	5,686	615	9.24
Class 529-E	2,742	295	9.28
Class 529-T	11	1	9.30
Class 529-F-1	9	1	9.28
Class 529-F-2	27,978	3,012	9.29
Class 529-F-3	9	1	9.28
Class R-1	1,410	152	9.28
Class R-2	6,617	715	9.26
Class R-2E	3,546	383	9.27
Class R-3	18,396	1,985	9.27
Class R-4	24,745	2,667	9.28
Class R-5E	5,915	636	9.30
Class R-5	11,468	1,233	9.30
Class R-6	6,410,915	689,271	9.30

Refer to the notes to financial statements.

42	American Funds Strategic Bond Fund

Financial statements (continued)

Statement of operations
for the year ended December 31, 2023	(dollars in thousands)

Investment income:
Income:
Interest from unaffiliated issuers (net of non-U.S. taxes of $116)	$663,371
Dividends from affiliated issuers	216,691	$880,062
Fees and expenses*:
Investment advisory services	48,218
Distribution services	9,881
Transfer agent services	9,335
Administrative services	5,262
529 plan services	70
Reports to shareholders	572
Registration statement and prospectus	1,645
Trustees’ compensation	66
Auditing and legal	36
Custodian	295
Other	36
Total fees and expenses before waiver	75,416
Less waiver of fees and expenses:
Investment advisory services waiver	63
Total fees and expenses after waiver		75,353
Net investment income		804,709

Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss) on:
Investments:
Unaffiliated issuers	(849,622)
Affiliated issuers	289
Options purchased (futures style)	(277)
Options written	434
Futures contracts	(361,883)
Forward currency contracts	(81,560)
Swap contracts	(460,013)
Currency transactions	(505)	(1,753,137)
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $50):
Unaffiliated issuers	1,179,820
Affiliated issuers	(318)
Options written	(67,161)
Futures contracts	(152,316)
Forward currency contracts	(18,949)
Swap contracts	259,149
Currency translations	117	1,200,342
Net realized gain (loss) and unrealized appreciation (depreciation)		(552,795)

Net increase (decrease) in net assets resulting from operations		$251,914

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

Refer to the notes to financial statements.

American Funds Strategic Bond Fund	43

Financial statements (continued)

Statements of changes in net assets
(dollars in thousands)

	Year ended December 31,
	2023	2022
Operations:
Net investment income	$804,709	$517,924
Net realized gain (loss)	(1,753,137)	(60,155)
Net unrealized appreciation (depreciation)	1,200,342	(2,071,864)
Net increase (decrease) in net assets resulting from operations	251,914	(1,614,095)

Distributions paid to shareholders:
Distributions	(352,708)	(752,862)
Return of capital	(214,753)	(10,274)
Total distributions paid and return of capital paid to shareholders	(567,461)	(763,136)

Net capital share transactions	2,589,750	7,978,611

Total increase (decrease) in net assets	2,274,203	5,601,380

Net assets:
Beginning of year	15,803,112	10,201,732
End of year	$18,077,315	$15,803,112

Refer to the notes to financial statements.

44	American Funds Strategic Bond Fund

Notes to financial statements

1. Organization

American Funds Strategic Bond Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The fund seeks to provide maximum total return consistent with preservation of capital.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A	Up to 3.75%	None (except 0.75% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class 529-A	Up to 3.50%	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

American Funds Strategic Bond Fund	45

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date. The fund may deem a portion of the income dividends and/or capital gain distributions as a return of capital for tax purposes.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information. Exchange-traded options and futures are generally valued at the official closing price for options and official settlement price for futures of the exchange or market on which such instruments are traded, as of the close of business on the day such instruments are being valued. Forward currency contracts are valued based on the spot and forward exchange rates obtained from a third-party pricing vendor. Swaps are generally valued using evaluated prices obtained from third-party pricing vendors who calculate these values based on market inputs that may include the yields of the indices referenced in the instrument and the relevant curve, dealer quotes, default probabilities and recovery rates, and terms of the contract.

46	American Funds Strategic Bond Fund

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of December 31, 2023 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$—	$6,126,986	$72,981	$6,199,967
Corporate bonds, notes & loans	—	4,872,555	19,890	4,892,445
U.S. Treasury bonds & notes	—	3,061,636	—	3,061,636
Bonds & notes of governments & government agencies outside the U.S.	—	1,017,833	—	1,017,833
Asset-backed obligations	—	907,374	64,856	972,230
Municipals	—	241,991	—	241,991
Federal agency bonds & notes	—	33,527	—	33,527
Common stocks	18,380	126	3,108	21,614
Preferred securities	—	146	—	146
Rights & warrants	—	37	—	37
Short-term securities	2,660,737	—	—	2,660,737
Options purchased on futures (equity style)	118,352	—	—	118,352
Total	$2,797,469	$16,262,211	$160,835	$19,220,515

American Funds Strategic Bond Fund	47

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$273,406	$—	$—	$273,406
Unrealized appreciation on open forward currency contracts	—	35,188	—	35,188
Unrealized appreciation on centrally cleared interest rate swaps	—	212,327	—	212,327
Liabilities:
Value of options written	(129,381)	—	—	(129,381)
Unrealized depreciation on futures contracts	(282,953)	—	—	(282,953)
Unrealized depreciation on open forward currency contracts	—	(33,048)	—	(33,048)
Unrealized depreciation on centrally cleared interest rate swaps	—	(134,910)	—	(134,910)
Unrealized depreciation on centrally cleared credit default swaps	—	(177,999)	—	(177,999)
Total	$(138,928)	$(98,442)	$—	$(237,370)

*	Options written, futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers of debt securities which may be prepaid at any time, such as mortgage- or other asset-backed securities, are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general change in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit

48	American Funds Strategic Bond Fund

ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent or delay the payment of interest or principal on these securities, which could adversely affect their value and cause the fund to suffer losses. Such an event could lead to significant disruptions in U.S. and global markets. Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government. U.S. government securities are subject to market risk, interest rate risk and credit risk.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and the fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Investing in inflation-linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates —i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation-linked bonds may also reduce the fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to the fund.

Investing in future delivery contracts — The fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While the fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions increase the turnover rate of the fund.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may cause the fund to lose significantly more than its initial investment. Derivatives may be difficult to value, difficult for the fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or

American Funds Strategic Bond Fund	49

delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses. Derivatives are also subject to operational risk (such as documentation issues, settlement issues and systems failures) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract).

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or to try to limit losses, or may be forced to sell at a loss.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S. or with significant operations or revenues outside the U.S., and securities tied economically to countries outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in more developed markets are subject. The fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, more vulnerable to market manipulation, and more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Currency — The prices of, and the income generated by, many debt securities held by the fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of the fund’s securities denominated in such currencies would generally fall and vice versa.

Portfolio turnover — The fund may engage in frequent and active trading of its portfolio securities. Higher portfolio turnover may involve correspondingly greater transaction costs in the form of dealer spreads, brokerage commissions and other transaction costs on the sale of securities and on reinvestment in other securities. The sale of portfolio securities may also result in the realization of net capital gains, which are taxable when distributed to shareholders, unless the shareholder is exempt from taxation or his or her account is tax-favored. These costs and tax effects may adversely affect the fund’s returns to shareholders. The fund’s portfolio turnover rate may vary from year to year, as well as within a year.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or

50	American Funds Strategic Bond Fund

incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions of TBA securities in which the fund sells a TBA mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar TBA security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions and may result in an increase to the fund’s portfolio turnover rate. Portfolio turnover rates excluding and including mortgage dollar rolls are presented at the end of the fund’s financial highlights table.

Loan transactions — The fund has entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Unfunded commitments — The fund has participated in transactions that involve unfunded commitments, which may obligate the fund to purchase new or additional bonds if certain contingencies are met. As of December 31, 2023, the fund’s maximum exposure of unfunded bond commitments was $947,000, which would represent less than .01% of the net assets of the fund should such commitments become due. Unrealized depreciation of $3,000 is disclosed as unrealized depreciation on unfunded commitments in the fund’s statement of assets and liabilities and is included in net unrealized appreciation on investments in unaffiliated issuers in the fund’s statement of operations.

Option contracts — The fund has entered into option contracts, which give the purchaser of the option, in return for a premium payment, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the reference instrument underlying the option (or the cash value of the instrument underlying the option) at a specified exercise price. The writer of an option on a security has the obligation, upon exercise of the option, to cash settle or deliver the underlying currency or instrument upon payment of the exercise price (in the case of a call) or to cash settle or take delivery of the underlying currency or instrument and pay the exercise price (in the case of a put).

By purchasing a put option, the fund obtains the right (but not the obligation) to sell the currency or instrument underlying the option (or to deliver the cash value of the instrument underlying the option) at a specified exercise price. In return for this right, the fund pays the current market price, or the option premium, for the option. The fund may terminate its position in a put option by allowing the option to expire or by exercising the option. If the option is allowed to expire, the fund will lose the entire amount of the premium paid. If the option is exercised, the fund completes the sale of the underlying instrument (or cash settles) at the exercise price. The fund may also terminate a put option position by entering into opposing close-out transactions in advance of the option expiration date.

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying currency or instrument (or cash settle) at the specified exercise price. The buyer of a call option typically attempts to participate in potential price increases of the underlying currency or instrument with risk limited to the cost of the option if the price of the underlying currency or instrument falls. At the same time, the call option buyer can expect to suffer a loss if the price of the underlying currency or instrument does not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option purchaser. In return for receipt of the option premium, the writer assumes the obligation to pay or receive the exercise price for the option’s underlying currency or instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by entering into opposing close-out transactions in advance of the option expiration date. If the market for the relevant put option is not liquid, however, the writer must be prepared to pay the exercise price while the option is outstanding, regardless of price changes. Writing a call option obligates the writer to, upon exercise of the option, deliver the option’s underlying currency or instrument in return for the exercise price or to make a net cash settlement payment, as applicable. The characteristics of writing call options are similar to those of writing put options, except that writing call options is generally a profitable strategy if prices remain the same or fall. The potential gain for the option seller in such a transaction would be capped at the premium received.

American Funds Strategic Bond Fund	51

Option contracts can be either equity style (premium is paid in full when the option is opened) or futures style (premium moves as part of variation margin over the life of the option, and is paid in full when the option is closed). For equity style options, premiums paid on options purchased, as well as the daily fluctuation in market value, are included in investment securities from unaffiliated issuers in the fund’s statement of asset and liabilities, and premiums received on options written, as well as the daily fluctuation in market value, are included in options written at value in the fund’s statement of assets and liabilities. For futures style options, on a daily basis for both purchased and written options, the fund pays or receives variation margin based on the premium paid and the daily fluctuation in market value, and records variation margin in the statement of assets and liabilities. Realized gains or losses are recorded at the time the option contract is closed or expires. For purchased options, the net realized gains or losses and net unrealized appreciation or depreciation from equity style options are recorded in investments in unaffiliated issuers in the fund’s statement of operations, and from futures style options are recorded in options purchased (futures style) in the fund’s statement of operations. For written options, the net realized gains or losses and net unrealized appreciation or depreciation are recorded in options written in the fund’s statement of operations.

Option contracts can take different forms. The fund has entered into the following types of option contracts:

Options on futures — The fund has entered into options on futures contracts to seek to manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. An option on a futures contract gives the purchaser of the option the right to buy or sell a position in a futures contract from or to the writer of the option, at a specified price on or before the specified expiration date. The average month-end notional amount of options on futures while held was $16,119,813,000.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $49,822,662,000.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $2,108,176,000.

52	American Funds Strategic Bond Fund

Swap contracts — The fund has entered into swap agreements, which are two-party contracts entered into primarily by institutional investors for a specified time period. In a typical swap transaction, two parties agree to exchange the returns earned or realized from one or more underlying assets or rates of return. Swap agreements can be traded on a swap execution facility (SEF) and cleared through a central clearinghouse (cleared), traded over-the-counter (OTC) and cleared, or traded bilaterally and not cleared. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, and margin is required to be exchanged under the rules of the clearinghouse, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. To the extent the fund enters into bilaterally negotiated swap transactions, the fund will enter into swap agreements only with counterparties that meet certain credit standards and subject to agreed collateralized procedures. The term of a swap can be days, months or years and certain swaps may be less liquid than others.

Upon entering into a centrally cleared swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities for centrally cleared swaps and as unrealized appreciation or depreciation in the fund’s statement of assets and liabilities for bilateral swaps. For centrally cleared swaps, the fund also pays or receives a variation margin based on the increase or decrease in the value of the swaps, including accrued interest as applicable, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from swaps are recorded in the fund’s statement of operations.

Swap agreements can take different forms. The fund has entered into the following types of swap agreements:

Interest rate swaps — The fund has entered into interest rate swaps, which seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is variable based on a designated short-term interest rate such as the Secured Overnight Financing Rate (SOFR), prime rate or other benchmark, or on an inflation index such as the U.S. Consumer Price Index (which is a measure that examines the weighted average of prices of a basket of consumer goods and services and measures changes in the purchasing power of the U.S. dollar and the rate of inflation). In other types of interest rate swaps, known as basis swaps, the parties agree to swap variable interest rates based on different designated short-term interest rates. Interest rate swaps generally do not involve the delivery of securities or other principal amounts. Rather, cash payments are exchanged by the parties based on the application of the designated interest rates to a notional amount, which is the predetermined dollar principal of the trade upon which payment obligations are computed. Accordingly, the fund’s current obligation or right under the swap agreement is generally equal to the net amount to be paid or received under the swap agreement based on the relative value of the position held by each party. The average month-end notional amount of interest rate swaps while held was $8,106,012,000.

Credit default swap indices — The fund has entered into centrally cleared credit default swap indices, including CDX and iTraxx indices (collectively referred to as “CDSI”), in order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks. A CDSI is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDSI transaction, one party (the protection buyer) is obligated to pay the other party (the protection seller) a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits.

American Funds Strategic Bond Fund	53

The fund may enter into a CDSI transaction as either protection buyer or protection seller. If the fund is a protection buyer, it would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the fund, as a protection buyer, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, the fund would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the fund, coupled with the periodic payments previously received by the fund, may be less than the full notional value that the fund, as a protection seller, pays to the counterparty protection buyer, effectively resulting in a loss of value to the fund. Furthermore, as a protection seller, the fund would effectively add leverage to its portfolio because it would have investment exposure to the notional amount of the swap transaction. The average month-end notional amount of credit default swaps while held was $5,002,764,000.

The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of option contracts, futures contracts, forward currency contracts, interest rate swaps and credit default swaps as of, or for the year ended, December 31, 2023 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased (equity style)	Interest	Investment securities from unaffiliated issuers	$118,352	Investment securities from unaffiliated issuers	$—
Options written (equity style)	Interest	Options written, at value	—	Options written, at value	129,381
Futures	Interest	Unrealized appreciation*	273,406	Unrealized depreciation*	282,953
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	35,188	Unrealized depreciation on open forward currency contracts	33,048
Swap (centrally cleared)	Interest	Unrealized appreciation*	212,327	Unrealized depreciation*	134,910
Swap (centrally cleared)	Credit	Unrealized appreciation*	—	Unrealized depreciation*	177,999
			$639,273		$758,291

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased (equity style)	Interest	Net realized loss on investments in unaffiliated issuers	$(538)	Net unrealized appreciation on investments in unaffiliated issuers	$57,488
Options purchased (futures style)	Interest	Net realized loss on options purchased (futures style)	(277)	Net unrealized appreciation on options purchased (futures style)	—
Options written	Interest	Net realized gain on options written	434	Net unrealized appreciation on options written	(67,161)
Futures	Interest	Net realized loss on futures contracts	(361,883)	Net unrealized depreciation on futures contracts	(152,316)
Forward currency	Currency	Net realized loss on forward currency contracts	(81,560)	Net unrealized depreciation on forward currency contracts	(18,949)
Swap	Interest	Net realized loss on swap contracts	(206,237)	Net unrealized appreciation on swap contracts	328,027
Swap	Credit	Net realized loss on swap contracts	(253,776)	Net unrealized depreciation on swap contracts	(68,878)
			$(903,837)		$78,211

*	Includes cumulative appreciation/depreciation on futures contracts, centrally cleared interest rate swaps and centrally cleared credit default swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the fund’s statement of assets and liabilities.

54	American Funds Strategic Bond Fund

Collateral — The fund receives or pledges highly liquid assets, such as cash or U.S. government securities, as collateral due to its use of option contracts, futures contracts, forward currency contracts, interest rate swaps, credit default swaps, total return swaps and future delivery contracts. For options on futures, futures contracts, centrally cleared interest rate swaps and centrally cleared credit default swaps, the fund pledges collateral for initial and variation margin by contract. For forward currency contracts, the fund either receives or pledges collateral based on the net gain or loss on unsettled contracts by counterparty. For future delivery contracts, the fund either receives or pledges collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in the fund’s statement of assets and liabilities.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of December 31, 2023, if close-out netting was exercised (dollars in thousands):

	Gross amounts recognized in the statement of assets and liabilities	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty		Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Citibank	$6,662	$(269)	$—	$(6,393)	$—
HSBC Bank	703	(41)	—	(662)	—
Morgan Stanley	27,823	(20,370)	—	(2,015)	5,438
Total	$35,188	$(20,680)	$—	$(9,070)	$5,438
Liabilities:
Bank of America	$35	$—	$—	$—	$35
Barclays Bank PLC	3,127	—	(2,995)	—	132
BNP Paribas	4,162	—	(3,560)	(380)	222
Citibank	269	(269)	—	—	—
Goldman Sachs	3,427	—	(3,369)	—	58
HSBC Bank	41	(41)	—	—	—
Morgan Stanley	20,370	(20,370)	—	—	—
Standard Chartered Bank	14	—	—	—	14
UBS AG	1,603	—	(1,383)	—	220
Total	$33,048	$(20,680)	$(11,307)	$(380)	$681

*	Collateral is shown on a settlement basis.

American Funds Strategic Bond Fund	55

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended December 31, 2023, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. The fund generally records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold; net capital losses; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended December 31, 2023, the fund reclassified $14,000 from total accumulated loss to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of December 31, 2023, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Distributions in excess of ordinary income	$214,753
Late year ordinary loss deferral[1]	(322,900)
Capital loss carryforward[2]	(1,504,394)
Gross unrealized appreciation on investments	1,186,912
Gross unrealized depreciation on investments	(1,859,141)
Net unrealized appreciation (depreciation) on investments	(672,229)
Cost of investments	19,779,176

[1]	This deferral is considered incurred in the subsequent year.
[2]	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

56	American Funds Strategic Bond Fund

For the year ended December 31, 2023, the fund’s distributions exceeded total taxable income resulting in a return of capital for tax purposes. Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended December 31, 2023						Year ended December 31, 2022
Share class	Ordinary income		Return of capital		Total paid		Ordinary income		Return of capital		Total distributions paid
Class A	$46,991		$28,611		$75,602		$115,711		$1,564		$117,275
Class C	1,351		822		2,173		3,901		53		3,954
Class T	—	[3]	—	[3]	—	[3]	1		—	[3]	1
Class F-1	4,874		2,968		7,842		14,822		200		15,022
Class F-2	115,560		70,361		185,921		236,506		3,226		239,732
Class F-3	55,560		33,829		89,389		106,928		1,462		108,390
Class 529-A	1,485		904		2,389		3,780		51		3,831
Class 529-C	84		51		135		288		4		292
Class 529-E	51		31		82		156		2		158
Class 529-T	—	[3]	—	[3]	—	[3]	1		—	[3]	1
Class 529-F-1	—	[3]	—	[3]	—	[3]	—	[3]	—	[3]	—	[3]
Class 529-F-2	535		326		861		1,296		17		1,313
Class 529-F-3	—	[3]	—	[3]	—	[3]	1		—	[3]	1
Class R-1	19		11		30		69		1		70
Class R-2	115		70		185		258		4		262
Class R-2E	54		33		87		114		2		116
Class R-3	271		165		436		567		8		575
Class R-4	431		263		694		870		12		882
Class R-5E	111		68		179		229		3		232
Class R-5	210		128		338		218		3		221
Class R-6	125,006		76,112		201,118		267,146		3,662		270,808
Total	$352,708		$214,753		$567,461		$752,862		$10,274		$763,136

[3]	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.280% on the first $15 billion of daily net assets and decreasing to 0.245% on such assets in excess of $15 billion. During the year ended December 31, 2023, CRMC waived investment advisory services fees of $63,000. CRMC does not intend to recoup this waiver. As a result, the fees shown on the fund’s statement of operations of $48,218,000 were reduced to $48,155,000, both of which were equivalent to an annualized rate of 0.275% of average daily net assets.

American Funds Strategic Bond Fund	57

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of December 31, 2023, unreimbursed expenses subject to reimbursement totaled $912,000 for Class A shares. There were no unreimbursed expenses subject to reimbursement for Class 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fees are based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. Virginia529 is not considered a related party to the fund.

The quarterly fees are based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $75 billion. The fees for any given calendar quarter are accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. For the year ended December 31, 2023, the 529 plan services fees were $70,000, which were equivalent to 0.059% of the average daily net assets of each 529 share class.

58	American Funds Strategic Bond Fund

For the year ended December 31, 2023, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$7,692	$2,771		$769		Not applicable
Class C	977	106		29		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	713	356		86		Not applicable
Class F-2	Not applicable	5,848		1,725		Not applicable
Class F-3	Not applicable	22		791		Not applicable
Class 529-A	190	83		24		$48
Class 529-C	65	7		2		4
Class 529-E	16	1		1		2
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	—	*	—	*	—	*
Class 529-F-2	Not applicable	8		8		16
Class 529-F-3	Not applicable	—	*	—	*	—	*
Class R-1	13	1		—	*	Not applicable
Class R-2	61	23		3		Not applicable
Class R-2E	20	7		1		Not applicable
Class R-3	77	21		5		Not applicable
Class R-4	57	18		7		Not applicable
Class R-5E	Not applicable	8		2		Not applicable
Class R-5	Not applicable	5		3		Not applicable
Class R-6	Not applicable	50		1,806		Not applicable
Total class-specific expenses	$9,881	$9,335		$5,262		$70

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $66,000 in the fund’s statement of operations reflects $63,000 in current fees (either paid in cash or deferred) and a net increase of $3,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund may purchase investment securities from, or sell investment securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended December 31, 2023, the fund did not engage in any such purchase or sale transactions with any related funds.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended December 31, 2023.

American Funds Strategic Bond Fund	59

8. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions				Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount		Shares

Year ended December 31, 2023

Class A	$924,561	99,048	$75,128		8,103		$(583,406)	(63,062)	$416,283		44,089
Class C	41,189	4,391	2,162		235		(34,989)	(3,800)	8,362		826
Class T	—	—	—		—		—	—	—		—
Class F-1	138,698	14,689	7,824		842		(235,311)	(25,865)	(88,789)		(10,334)
Class F-2	3,472,887	370,595	181,683		19,579		(2,893,879)	(315,253)	760,691		74,921
Class F-3	1,529,253	163,548	87,364		9,427		(930,160)	(100,888)	686,457		72,087
Class 529-A	29,598	3,182	2,388		257		(22,692)	(2,447)	9,294		992
Class 529-C	3,731	395	135		15		(4,538)	(493)	(672)		(83)
Class 529-E	683	72	83		9		(1,121)	(121)	(355)		(40)
Class 529-T	—	—	—	†	—	†	—	—	—	†	—	†
Class 529-F-1	—	—	—	†	—	†	—	—	—	†	—	†
Class 529-F-2	10,336	1,113	860		93		(7,368)	(794)	3,828		412
Class 529-F-3	—	—	—	†	—	†	—	—	—	†	—	†
Class R-1	295	31	30		3		(148)	(15)	177		19
Class R-2	5,057	534	185		20		(4,282)	(473)	960		81
Class R-2E	1,629	174	87		10		(970)	(104)	746		80
Class R-3	10,851	1,162	435		47		(4,889)	(521)	6,397		688
Class R-4	9,663	1,038	692		74		(4,314)	(465)	6,041		647
Class R-5E	1,729	186	173		18		(1,665)	(177)	237		27
Class R-5	8,814	928	330		36		(2,111)	(230)	7,033		734
Class R-6	947,024	101,563	200,469		21,576		(374,433)	(40,145)	773,060		82,994
Total net increase (decrease)	$7,135,998	762,649	$560,028		60,344		$(5,106,276)	(554,853)	$2,589,750		268,140

Refer to the end of the table for footnotes.

60	American Funds Strategic Bond Fund

	Sales*		Reinvestments of distributions				Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class A	$1,014,827	98,010	$116,524		11,882		$(557,717)	(54,740)	$573,634	55,152
Class C	39,293	3,811	3,945		406		(42,915)	(4,144)	323	73
Class T	—	—	—		—		—	—	—	—
Class F-1	224,573	22,060	14,984		1,528		(217,743)	(21,440)	21,814	2,148
Class F-2	4,288,636	422,518	238,583		24,432		(1,886,924)	(186,116)	2,640,295	260,834
Class F-3	1,902,351	184,608	106,710		10,926		(672,654)	(66,935)	1,336,407	128,599
Class 529-A	24,226	2,341	3,829		390		(19,088)	(1,840)	8,967	891
Class 529-C	2,335	225	292		30		(3,406)	(329)	(779)	(74)
Class 529-E	407	39	158		16		(671)	(65)	(106)	(10)
Class 529-T	—	—	1		—	†	—	—	1	—	†
Class 529-F-1	—	—	—	†	—	†	—	—	— †	—	†
Class 529-F-2	9,296	885	1,312		133		(6,303)	(608)	4,305	410
Class 529-F-3	—	—	—	†	—	†	—	—	— †	—	†
Class R-1	1,591	147	70		7		(1,396)	(140)	265	14
Class R-2	2,103	205	261		27		(2,467)	(234)	(103)	(2)
Class R-2E	2,357	228	115		12		(572)	(54)	1,900	186
Class R-3	7,906	762	574		59		(5,289)	(516)	3,191	305
Class R-4	9,733	984	880		90		(4,776)	(471)	5,837	603
Class R-5E	4,581	457	220		23		(749)	(74)	4,052	406
Class R-5	4,351	419	201		21		(2,136)	(202)	2,416	238
Class R-6	3,396,111	330,417	269,679		27,661		(289,598)	(28,746)	3,376,192	329,332
Total net increase (decrease)	$10,934,677	1,068,116	$758,338		77,643		$(3,714,404)	(366,654)	$7,978,611	779,105

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

10. Investment transactions

The fund engaged in purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $87,091,628,000 and $82,697,112,000, respectively, during the year ended December 31, 2023.

American Funds Strategic Bond Fund	61

Financial highlights

		Income (loss) from investment operations[1]			Dividends, distributions and return of capital
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Return of capital	Total dividends, distributions and return of capital	Net assets value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class A:
12/31/2023	$9.42	$.40	$(.26)	$.14)	$(.17)	$—	$(.10)	$(.27)	$9.29	1.52%	$2,741		.73%		.73%		4.29%
12/31/2022	11.36	.39	(1.83)	(1.44)	(.49)	—	(.01)	(.50)	9.42	(12.72)	2,364		.73		.73		3.78
12/31/2021	11.68	.28	(.40)	(.12)	(.20)	—	—	(.20)	11.36	(1.13)	2,224		.75		.75		2.45
12/31/2020	10.28	.15	1.70	1.85	(.22)	(.23)	—	(.45)	11.68	18.09	1,681		.85		.83		1.33
12/31/2019	9.83	.23	.54	.77	(.10)	(.22)	—	(.32)	10.28	7.84	669		.96		.95		2.28
Class C:
12/31/2023	9.36	.33	(.25)	.08	(.13)	—	(.08)	(.21)	9.23	.82	96		1.43		1.43		3.58
12/31/2022	11.30	.31	(1.82)	(1.51)	(.42)	—	(.01)	(.43)	9.36	(13.41)	90		1.43		1.43		3.05
12/31/2021	11.61	.19	(.39)	(.20)	(.11)	—	—	(.11)	11.30	(1.77)	108		1.46		1.45		1.70
12/31/2020	10.23	.07	1.69	1.76	(.15)	(.23)	—	(.38)	11.61	17.16	125		1.54		1.53		.62
12/31/2019	9.80	.16	.53	.69	(.04)	(.22)	—	(.26)	10.23	7.13	35		1.67		1.66		1.56
Class T:
12/31/2023	9.42	.43	(.26)	.17	(.19)	—	(.11)	(.30)	9.29	1.88 [5]	—	[6]	.37	[5]	.37	[5]	4.62	[5]
12/31/2022	11.36	.42	(1.83)	(1.41)	(.52)	—	(.01)	(.53)	9.42	(12.55)[5]	—	[6]	.43	[5]	.43	[5]	4.06	[5]
12/31/2021	11.69	.31	(.41)	(.10)	(.23)	—	—	(.23)	11.36	(.85)[5]	—	[6]	.46	[5]	.45	[5]	2.70	[5]
12/31/2020	10.28	.18	1.71	1.89	(.25)	(.23)	—	(.48)	11.69	18.37 [5]	—	[6]	.58	[5]	.56	[5]	1.61	[5]
12/31/2019	9.83	.26	.54	.80	(.13)	(.22)	—	(.35)	10.28	8.22 [5]	—	[6]	.69	[5]	.68	[5]	2.57	[5]
Class F-1:
12/31/2023	9.41	.40	(.26)	.14	(.17)	—	(.10)	(.27)	9.28	1.63	188		.70		.69		4.28
12/31/2022	11.34	.39	(1.81)	(1.42)	(.50)	—	(.01)	(.51)	9.41	(12.82)	288		.71		.71		3.78
12/31/2021	11.66	.28	(.40)	(.12)	(.20)	—	—	(.20)	11.34	(1.04)	323		.74		.73		2.45
12/31/2020	10.28	.15	1.69	1.84	(.23)	(.23)	—	(.46)	11.66	18.02	289		.79		.78		1.30
12/31/2019	9.82	.24	.54	.78	(.10)	(.22)	—	(.32)	10.28	7.94	13		.95		.95		2.29
Class F-2:
12/31/2023	9.42	.43	(.26)	.17	(.19)	—	(.11)	(.30)	9.29	1.82	5,620		.42		.42		4.60
12/31/2022	11.36	.42	(1.83)	(1.41)	(.52)	—	(.01)	(.53)	9.42	(12.55)	4,992		.44		.44		4.09
12/31/2021	11.68	.32	(.41)	(.09)	(.23)	—	—	(.23)	11.36	(.77)	3,056		.47		.46		2.78
12/31/2020	10.28	.19	1.69	1.88	(.25)	(.23)	—	(.48)	11.68	18.31	1,680		.53		.52		1.58
12/31/2019	9.83	.26	.54	.80	(.13)	(.22)	—	(.35)	10.28	8.23	124		.67		.66		2.56
Class F-3:
12/31/2023	9.42	.44	(.26)	.18	(.19)	—	(.12)	(.31)	9.29	1.93	2,828		.32		.32		4.72
12/31/2022	11.36	.43	(1.83)	(1.40)	(.53)	—	(.01)	(.54)	9.42	(12.46)	2,188		.33		.33		4.21
12/31/2021	11.68	.33	(.41)	(.08)	(.24)	—	—	(.24)	11.36	(.67)	1,179		.37		.36		2.89
12/31/2020	10.28	.20	1.69	1.89	(.26)	(.23)	—	(.49)	11.68	18.51	549		.45		.44		1.69
12/31/2019	9.82	.28	.54	.82	(.14)	(.22)	—	(.36)	10.28	8.34	82		.56		.56		2.68
Class 529-A:
12/31/2023	9.41	.40	(.26)	.14	(.17)	—	(.10)	(.27)	9.28	1.53	85		.71		.71		4.29
12/31/2022	11.35	.39	(1.83)	(1.44)	(.49)	—	(.01)	(.50)	9.41	(12.74)	77		.72		.72		3.79
12/31/2021	11.67	.28	(.40)	(.12)	(.20)	—	—	(.20)	11.35	(1.13)	83		.75		.74		2.45
12/31/2020	10.27	.15	1.70	1.85	(.22)	(.23)	—	(.45)	11.67	18.13	69		.84		.82		1.35
12/31/2019	9.82	.23	.54	.77	(.10)	(.22)	—	(.32)	10.27	7.83	33		.96		.95		2.28

Refer to the end of the table for footnotes.

62	American Funds Strategic Bond Fund

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends, distributions and return of capital
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Return of capital	Total dividends, distributions and return of capital	Net assets value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class 529-C:
12/31/2023	$9.37	$.32	$(.26)	$.06	$(.12)	$—	$(.07)	$(.19)	$9.24	.74%	$6		1.48%		1.48%		3.50%
12/31/2022	11.30	.31	(1.82)	(1.51)	(.41)	—	(.01)	(.42)	9.37	(13.46)	7		1.49		1.49		3.01
12/31/2021	11.62	.19	(.40)	(.21)	(.11)	—	—	(.11)	11.30	(1.81)	9		1.51		1.50		1.66
12/31/2020	10.23	.07	1.68	1.75	(.13)	(.23)	—	(.36)	11.62	17.17	9		1.63		1.61		.59
12/31/2019	9.80	.15	.53	.68	(.03)	(.22)	—	(.25)	10.23	7.09	9		1.73		1.72		1.50
Class 529-E:
12/31/2023	9.41	.38	(.25)	.13	(.16)	—	(.10)	(.26)	9.28	1.32	3		.91		.91		4.07
12/31/2022	11.35	.37	(1.83)	(1.46)	(.47)	—	(.01)	(.48)	9.41	(12.99)	3		.92		.92		3.57
12/31/2021	11.67	.25	(.40)	(.15)	(.17)	—	—	(.17)	11.35	(1.26)	4		.96		.95		2.18
12/31/2020	10.27	.13	1.70	1.83	(.20)	(.23)	—	(.43)	11.67	17.75	4		1.05		1.03		1.12
12/31/2019	9.82	.21	.54	.75	(.08)	(.22)	—	(.30)	10.27	7.73	2		1.16		1.15		2.08
Class 529-T:
12/31/2023	9.43	.42	(.26)	.16	(.18)	—	(.11)	(.29)	9.30	1.82 [5]	—	[6]	.43	[5]	.43	[5]	4.55	[5]
12/31/2022	11.37	.41	(1.82)	(1.41)	(.52)	—	(.01)	(.53)	9.43	(12.58)[5]	—	[6]	.49	[5]	.49	[5]	4.00	[5]
12/31/2021	11.69	.30	(.40)	(.10)	(.22)	—	—	(.22)	11.37	(.83)[5]	—	[6]	.53	[5]	.52	[5]	2.64	[5]
12/31/2020	10.29	.18	1.69	1.87	(.24)	(.23)	—	(.47)	11.69	18.30 [5]	—	[6]	.64	[5]	.62	[5]	1.57	[5]
12/31/2019	9.83	.26	.54	.80	(.12)	(.22)	—	(.34)	10.29	8.15 [5]	—	[6]	.74	[5]	.73	[5]	2.52	[5]
Class 529-F-1:
12/31/2023	9.42	.42	(.27)	.15	(.18)	—	(.11)	(.29)	9.28	1.75 [5]	—	[6]	.50	[5]	.50	[5]	4.50	[5]
12/31/2022	11.35	.41	(1.82)	(1.41)	(.51)	—	(.01)	(.52)	9.42	(12.63)[5]	—	[6]	.52	[5]	.52	[5]	3.96	[5]
12/31/2021	11.68	.30	(.41)	(.11)	(.22)	—	—	(.22)	11.35	(.94)[5]	—	[6]	.55	[5]	.54	[5]	2.60	[5]
12/31/2020	10.28	.18	1.70	1.88	(.25)	(.23)	—	(.48)	11.68	18.35 [5]	—	[6]	.63	[5]	.61	[5]	1.57	[5]
12/31/2019	9.83	.26	.53	.79	(.12)	(.22)	—	(.34)	10.28	8.07	13		.73		.72		2.50
Class 529-F-2:
12/31/2023	9.42	.43	(.26)	.17	(.19)	—	(.11)	(.30)	9.29	1.84	28		.41		.41		4.61
12/31/2022	11.36	.42	(1.83)	(1.41)	(.52)	—	(.01)	(.53)	9.42	(12.47)	24		.43		.43		4.09
12/31/2021	11.68	.31	(.40)	(.09)	(.23)	—	—	(.23)	11.36	(.86)	25		.48		.47		2.72
12/31/2020[7,8]	11.78	.03	.21	.24	(.11)	(.23)	—	(.34)	11.68	2.04 [9]	21		.09	[9]	.08	[9]	.28	[9]
Class 529-F-3:
12/31/2023	9.41	.43	(.26)	.17	(.19)	—	(.11)	(.30)	9.28	1.87	—	[6]	.38		.38		4.62
12/31/2022	11.35	.42	(1.82)	(1.40)	(.53)	—	(.01)	(.54)	9.41	(12.52)	—	[6]	.39		.39		4.09
12/31/2021	11.68	.31	(.41)	(.10)	(.23)	—	—	(.23)	11.35	(.83)	—	[6]	.46		.43		2.71
12/31/2020[7,8]	11.78	.03	.21	.24	(.11)	(.23)	—	(.34)	11.68	2.07 [9]	—	[6]	.12	[9]	.08	[9]	.28	[9]
Class R-1:
12/31/2023	9.42	.33	(.26)	.07	(.13)	—	(.08)	(.21)	9.28	.76	1		1.42		1.42		3.59
12/31/2022	11.34	.32	(1.82)	(1.50)	(.41)	—	(.01)	(.42)	9.42	(13.36)	1		1.38		1.38		3.16
12/31/2021	11.66	.20	(.40)	(.20)	(.12)	—	—	(.12)	11.34	(1.70)	2		1.43		1.43		1.74
12/31/2020	10.25	.08	1.69	1.77	(.13)	(.23)	—	(.36)	11.66	17.19	1		1.53		1.50		.71
12/31/2019	9.82	.16	.53	.69	(.04)	(.22)	—	(.26)	10.25	7.26	2		1.60		1.60		1.52

Refer to the end of the table for footnotes.

American Funds Strategic Bond Fund	63

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends, distributions and return of capital
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Return of capital	Total dividends, distributions and return of capital	Net assets value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class R-2:
12/31/2023	$9.39	$.34	$(.26)	$.08	$(.13)	$—	$(.08)	$(.21)	$9.26	.88%	$7		1.36%		1.36%		3.66%
12/31/2022	11.32	.32	(1.81)	(1.49)	(.43)	—	(.01)	(.44)	9.39	(13.42)	6		1.37		1.37		3.10
12/31/2021	11.64	.20	(.40)	(.20)	(.12)	—	—	(.12)	11.32	(1.71)	7		1.40		1.39		1.78
12/31/2020	10.25	.08	1.69	1.77	(.15)	(.23)	—	(.38)	11.64	17.32	7		1.51		1.49		.67
12/31/2019	9.81	.16	.54	.70	(.04)	(.22)	—	(.26)	10.25	7.14	3		1.64		1.63		1.61
Class R-2E:
12/31/2023	9.40	.36	(.25)	.11	(.15)	—	(.09)	(.24)	9.27	1.14	3		1.12		1.12		3.91
12/31/2022	11.35	.35	(1.83)	(1.48)	(.46)	—	(.01)	(.47)	9.40	(13.12)	3		1.13		1.13		3.42
12/31/2021	11.67	.24	(.41)	(.17)	(.15)	—	—	(.15)	11.35	(1.53)	1		1.15		1.15		2.07
12/31/2020	10.28	.11	1.70	1.81	(.19)	(.23)	—	(.42)	11.67	17.66	1		1.25		1.23		.96
12/31/2019	9.83	.20	.54	.74	(.07)	(.22)	—	(.29)	10.28	7.55 [5]	—	[6]	1.26	[5]	1.23	[5]	1.98	[5]
Class R-3:
12/31/2023	9.40	.38	(.26)	.12	(.16)	—	(.09)	(.25)	9.27	1.31	18		.96		.96		4.09
12/31/2022	11.34	.37	(1.83)	(1.46)	(.47)	—	(.01)	(.48)	9.40	(13.02)	12		.97		.97		3.55
12/31/2021	11.66	.25	(.40)	(.15)	(.17)	—	—	(.17)	11.34	(1.28)	11		.99		.99		2.21
12/31/2020	10.26	.13	1.69	1.82	(.19)	(.23)	—	(.42)	11.66	17.75	8		1.09		1.07		1.10
12/31/2019	9.82	.21	.53	.74	(.08)	(.22)	—	(.30)	10.26	7.71	4		1.18		1.17		2.05
Class R-4:
12/31/2023	9.41	.41	(.27)	.14	(.17)	—	(.10)	(.27)	9.28	1.60	25		.65		.65		4.39
12/31/2022	11.35	.40	(1.83)	(1.43)	(.50)	—	(.01)	(.51)	9.41	(12.75)	19		.66		.66		3.84
12/31/2021	11.67	.29	(.40)	(.11)	(.21)	—	—	(.21)	11.35	(.96)	16		.69		.68		2.56
12/31/2020	10.27	.16	1.70	1.86	(.23)	(.23)	—	(.46)	11.67	18.07	7		.79		.77		1.40
12/31/2019	9.82	.24	.54	.78	(.11)	(.22)	—	(.33)	10.27	8.00	4		.90		.89		2.34
Class R-5E:
12/31/2023	9.43	.42	(.26)	.16	(.18)	—	(.11)	(.29)	9.30	1.78	6		.46		.46		4.53
12/31/2022	11.37	.41	(1.82)	(1.41)	(.52)	—	(.01)	(.53)	9.43	(12.58)	6		.46		.46		4.01
12/31/2021	11.69	.31	(.41)	(.10)	(.22)	—	—	(.22)	11.37	(.91)	2		.52		.51		2.73
12/31/2020	10.29	.18	1.70	1.88	(.25)	(.23)	—	(.48)	11.69	18.35	2		.60		.58		1.59
12/31/2019	9.83	.26	.54	.80	(.12)	(.22)	—	(.34)	10.29	8.19	—	[6]	.72		.71		2.51
Class R-5:
12/31/2023	9.43	.44	(.27)	.17	(.19)	—	(.11)	(.30)	9.30	1.88	11		.37		.37		4.72
12/31/2022	11.37	.42	(1.82)	(1.40)	(.53)	—	(.01)	(.54)	9.43	(12.48)	5		.38		.38		4.11
12/31/2021	11.69	.32	(.40)	(.08)	(.24)	—	—	(.24)	11.37	(.70)	3		.40		.40		2.79
12/31/2020	10.29	.19	1.70	1.89	(.26)	(.23)	—	(.49)	11.69	18.44	3		.51		.49		1.67
12/31/2019	9.83	.27	.54	.81	(.13)	(.22)	—	(.35)	10.29	8.28	1		.62		.61		2.62
Class R-6:
12/31/2023	9.43	.44	(.26)	.18	(.19)	—	(.12)	(.31)	9.30	1.93	6,411		.32		.32		4.69
12/31/2022	11.37	.43	(1.83)	(1.40)	(.53)	—	(.01)	(.54)	9.43	(12.45)	5,718		.33		.33		4.19
12/31/2021	11.69	.34	(.42)	(.08)	(.24)	—	—	(.24)	11.37	(.67)	3,149		.36		.36		2.94
12/31/2020	10.29	.20	1.69	1.89	(.26)	(.23)	—	(.49)	11.69	18.49	1,243		.42		.42		1.68
12/31/2019	9.83	.26	.56	.82	(.14)	(.22)	—	(.36)	10.29	8.33	10		.63		.59		2.52

Refer to the end of the table for footnotes.

64	American Funds Strategic Bond Fund

Financial highlights (continued)

	Year ended December 31,
Portfolio turnover rate for all share classes[10,11]	2023	2022	2021	2020	2019
Excluding mortgage dollar roll transactions	74%	75%	106%	155%	410%
Including mortgage dollar roll transactions	542%	228%	164%	367%	428%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain waivers/reimbursements from CRMC. During some of the years shown, CRMC waived a portion of investment advisory services fees, reimbursed a portion of transfer agent services fees for certain share classes and/or reimbursed a portion of miscellaneous fees and expenses.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[9]	Not annualized.
[10]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.
[11]	Refer to Note 5 for more information on mortgage dollar rolls.

Refer to the notes to financial statements.

American Funds Strategic Bond Fund	65

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Funds Strategic Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of American Funds Strategic Bond Fund (the “Fund”), including the investment portfolio, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/Deloitte & Touche LLP

Costa Mesa, California
February 8, 2024

We have served as the auditor of one or more American Funds investment companies since 1956.

66	American Funds Strategic Bond Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2023, through December 31, 2023).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Strategic Bond Fund	67

Expense example (continued)

	Beginning account value 7/1/2023	Ending account value 12/31/2023	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,020.94	$3.67	.72%
Class A – assumed 5% return	1,000.00	1,021.58	3.67	.72
Class C – actual return	1,000.00	1,016.32	7.22	1.42
Class C – assumed 5% return	1,000.00	1,018.05	7.22	1.42
Class T – actual return	1,000.00	1,021.46	2.04	.40
Class T – assumed 5% return	1,000.00	1,023.19	2.04	.40
Class F-1 – actual return	1,000.00	1,020.76	3.57	.70
Class F-1 – assumed 5% return	1,000.00	1,021.68	3.57	.70
Class F-2 – actual return	1,000.00	1,021.31	2.14	.42
Class F-2 – assumed 5% return	1,000.00	1,023.09	2.14	.42
Class F-3 – actual return	1,000.00	1,021.89	1.58	.31
Class F-3 – assumed 5% return	1,000.00	1,023.64	1.58	.31
Class 529-A – actual return	1,000.00	1,019.91	3.61	.71
Class 529-A – assumed 5% return	1,000.00	1,021.63	3.62	.71
Class 529-C – actual return	1,000.00	1,015.71	7.52	1.48
Class 529-C – assumed 5% return	1,000.00	1,017.74	7.53	1.48
Class 529-E – actual return	1,000.00	1,018.79	4.58	.90
Class 529-E – assumed 5% return	1,000.00	1,020.67	4.58	.90
Class 529-T – actual return	1,000.00	1,022.27	2.29	.45
Class 529-T – assumed 5% return	1,000.00	1,022.94	2.29	.45
Class 529-F-1 – actual return	1,000.00	1,021.01	2.50	.49
Class 529-F-1 – assumed 5% return	1,000.00	1,022.74	2.50	.49
Class 529-F-2 – actual return	1,000.00	1,022.49	2.09	.41
Class 529-F-2 – assumed 5% return	1,000.00	1,023.14	2.09	.41
Class 529-F-3 – actual return	1,000.00	1,021.67	1.83	.36
Class 529-F-3 – assumed 5% return	1,000.00	1,023.39	1.84	.36
Class R-1 – actual return	1,000.00	1,016.22	7.17	1.41
Class R-1 – assumed 5% return	1,000.00	1,018.10	7.17	1.41
Class R-2 – actual return	1,000.00	1,016.39	6.96	1.37
Class R-2 – assumed 5% return	1,000.00	1,018.30	6.97	1.37
Class R-2E – actual return	1,000.00	1,017.86	5.70	1.12
Class R-2E – assumed 5% return	1,000.00	1,019.56	5.70	1.12
Class R-3 – actual return	1,000.00	1,019.83	4.84	.95
Class R-3 – assumed 5% return	1,000.00	1,020.42	4.84	.95
Class R-4 – actual return	1,000.00	1,021.31	3.31	.65
Class R-4 – assumed 5% return	1,000.00	1,021.93	3.31	.65
Class R-5E – actual return	1,000.00	1,021.15	2.34	.46
Class R-5E – assumed 5% return	1,000.00	1,022.89	2.35	.46
Class R-5 – actual return	1,000.00	1,022.72	1.84	.36
Class R-5 – assumed 5% return	1,000.00	1,023.39	1.84	.36
Class R-6 – actual return	1,000.00	1,021.87	1.58	.31
Class R-6 – assumed 5% return	1,000.00	1,023.64	1.58	.31

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

68	American Funds Strategic Bond Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2023:

Qualified dividend income	$1,184,000
Section 163(j) interest dividends	$352,215,000
Corporate dividends received deduction	$500,000
U.S. government income that may be exempt from state taxation	$179,720,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2024, to determine the calendar year amounts to be included on their 2023 tax returns. Shareholders should consult their tax advisors.

American Funds Strategic Bond Fund	69

Liquidity Risk Management Program	unaudited

The fund has adopted a liquidity risk management program (the “program”). The fund’s board has designated Capital Research and Management Company (“CRMC”) as the administrator of the program. Personnel of CRMC or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CRMC manages the fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. This risk is managed by monitoring the degree of liquidity of the fund’s investments, limiting the amount of the fund’s illiquid investments, and utilizing various risk management tools and facilities available to the fund for meeting shareholder redemptions, among other means. CRMC’s process of determining the degree of liquidity of the fund’s investments is supported by one or more third-party liquidity assessment vendors.

The fund’s board reviewed a report prepared by CRMC regarding the operation and effectiveness of the program for the period October 1, 2022, through September 30, 2023. No significant liquidity events impacting the fund were noted in the report. In addition, CRMC provided its assessment that the program had been effective in managing the fund’s liquidity risk.

70	American Funds Strategic Bond Fund

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Francisco G. Cigarroa, MD, 1957	2021	Professor of Surgery, University of Texas Health San Antonio; Trustee, Ford Foundation; Clayton Research Scholar, Clayton Foundation for Biomedical Research	88	None
Nariman Farvardin, 1956	2018	President, Stevens Institute of Technology	93	None
Jennifer C. Feikin, 1968	2022	Business Advisor; previously held positions at Google, AOL, 20th Century Fox and McKinsey & Company; Trustee, The Nature Conservancy of Utah; former Trustee, The Nature Conservancy of California	102	Hertz Global Holdings, Inc.
Leslie Stone Heisz, 1961	2022	Former Managing Director, Lazard (retired, 2010); Director, Kaiser Permanente (California public benefit corporation); former Lecturer, UCLA Anderson School of Management	102	Edwards Lifesciences; Public Storage, Inc.
Mary Davis Holt, 1950	2015–2016 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former COO, Time Life Inc. (1993 –2003)	89	None
Merit E. Janow, 1958	2015	Dean Emerita and Professor of Practice, International Economic Law & International Affairs, Columbia University, School of International and Public Affairs	99	Aptiv (autonomous and green vehicle technology); Mastercard Incorporated
Margaret Spellings, 1957 Chair of the Board (Independent and Non-Executive)	2015	President and CEO, Bipartisan Policy Center; former President and CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina	93	None
Alexandra Trower, 1964	2018	Former Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	88	None
Paul S. Williams, 1959	2020	Former Partner/Managing Director, Major, Lindsey & Africa (executive recruiting firm)	88	Air Transport Services Group, Inc. (aircraft leasing and air cargo transportation); Public Storage, Inc.

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Michael C. Gitlin, 1970	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company; President, Chief Executive Officer and Director, The Capital Group Companies, Inc.[6]; Vice Chairman and Director, Capital Research and Management Company	88	None
Karl J. Zeile, 1966	2019	Partner — Capital Fixed Income Investors, Capital Research and Management Company	23	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Refer to page 72 for footnotes.

American Funds Strategic Bond Fund	71

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Ritchie Tuazon, 1978 President	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Partner — Capital Fixed Income Investors, Capital Bank and Trust Company[6]
Kristine M. Nishiyama, 1970 Principal Executive Officer	2015	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Chair, Senior Vice President, General Counsel and Director, Capital Bank and Trust Company[6]
Michael W. Stockton, 1967 Executive Vice President	2021	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Damien J. McCann, 1977 Senior Vice President	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Xavier Goss, 1980 Vice President	2022	Vice President — Capital Fixed Income Investors, Capital Research and Management Company
Timothy Ng, 1982 Vice President	2023	Vice President — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Strategy Research, Inc.[6]
Courtney R. Taylor, 1975 Secretary	2023	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Becky L. Park, 1979 Treasurer	2021	Vice President — Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary	2015	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Vice President — Investment Operations, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2015	Senior Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

72	American Funds Strategic Bond Fund

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American Funds Strategic Bond Fund	73

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74	American Funds Strategic Bond Fund

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American Funds Strategic Bond Fund	75

Office of the fund
6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address nearest you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110-1726

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1000
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

76	American Funds Strategic Bond Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

American Funds Strategic Bond Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of American Funds Strategic Bond Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2024, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

This report, and any product, index or fund referred to herein, is not sponsored, endorsed or promoted in any way by J.P. Morgan or any of its affiliates who provide no warranties whatsoever, express or implied, and shall have no liability to any prospective investor, in connection with this report. J.P. Morgan disclaimer: https://www.jpmm.com/research/disclosures

American Funds Distributors, Inc.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemTM — has resulted in superior outcomes.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 28 years of investment industry experience, including 22 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes

Equity-focused funds have beaten their Lipper peer indexes in 90% of 10-year periods and 99% of 20-year periods.2 Relative to their peers, our fixed income funds have helped investors achieve better diversification through attention to correlation between bonds and equities.3 Fund management fees have been among the lowest in the industry.4

[1]	Investment industry experience as of December 31, 2022.
[2]	Based on Class F-2 share results for rolling monthly 10- and 20-year periods starting with the first 10- or 20-year period after each mutual fund’s inception through December 31, 2022. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Past results are not predictive of results in future periods.
[3]	Based on Class F-2 share results as of December 31, 2022. Sixteen of the 18 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation lower than their respective Morningstar peer group averages. S&P 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1.
A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our mutual fund management fees were in the lowest quintile 62% of the time, based on the 20-year period ended December 31, 2022, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Refer to capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Paul S. Williams, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

SBF

Registrant:

a) Audit Fees:
Audit	2022	98,000
	2023	5,000

b) Audit-Related Fees:
	2022	2,000
	2023	3,000

c) Tax Fees:
	2022	10,000
	2023	10,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2022	None
	2023	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2022	2,394,000
	2023	1,979,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:

	2022	394,000
	2023	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2022	None
	2023	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $2,801,000 for fiscal year 2022 and $1,992,000 for fiscal year 2023. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS STRATEGIC BOND FUND

By __/s/ Kristine M. Nishiyama________________
Kristine M. Nishiyama, Principal Executive Officer

Date: February 29, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Kristine M. Nishiyama_____________
Kristine M. Nishiyama, Principal Executive Officer

Date: February 29, 2024

By ___/s/ Becky L. Park__________________
Becky L. Park, Treasurer and Principal Financial Officer

Date: February 29, 2024